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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

ANNUAL REPORT

For Period Ended December 31, 2009

Conservative Allocation, Moderate Allocation,Aggressive Allocation,
Money Market, Bond, High Income, Diversified Income, Large Cap Value, Large
Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap
Growth, Global Securities, International Stock,Target Retirement 2020,Target
Retirement 2030, and Target Retirement 2040 Funds of the Ultra Series Fund

MEMBERS® Variable Annuity
MEMBERS® Variable Annuity II
MEMBERS® Choice Variable Annuity
MEMBERS® Variable Annuity III
MEMBERS® Variable Universal Life
MEMBERS® Variable Universal Life II

Distributed by:
CUNA Brokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677
Member FINRA & SIPC

Telephone:
(319) 352-4090
(800) 798-5500

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

Move confidently into the futureTM

ANNUAL REPORT

To reduce service expenses, CUNA Mutual Insurance Society may send only one copy of this booklet per household, regardless of the number of policyowners at the household. However, any policyowner may obtain additional copies of this booklet upon request to CUNA Mutual Insurance Society.

If you have questions, please call CUNA Mutual Insurance Society at 1.800.798.5500.

As with all variable life insurance policies and mutual funds, the Securities and Exchange Commission (“Commission”) has not approved or disapproved of these securities, nor does the Commission guarantee the accuracy or adequacy of any prospectus. Any statement to the contrary is a criminal offense.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Management’s Discussion of Fund Performance

REVIEW OF PERIOD

With a sense of relief, U.S. equity markets ended the year in much better form than they began. Following the deep market losses of 2008, the first months of 2009 saw further market decline as we endured a severe recession, which some were characterizing as the start of a new depression. Housing was in disarray, the auto market had serious problems, unemployment was rising and the credit markets were deteriorating. There was widespread fear that the major banks would be nationalized and by early March, these factors had driven the market down by some 25% on top of the severe drop of 2008. In response, the government and Federal Reserve instituted an unprecedented stimulus campaign. The Fed lowered rates to close to zero and in February, a $787 billion stimulus package was signed into law. Over the course of the year, the government continued to introduce incentives to boost the economy, including the highly publicized car trade-in program, "Cash for Clunkers," and an $8,000 tax incentive for first-time home buyers.

The global economic crisis seen in early 2009 sparked governments and central banks around the world to follow the U.S.’s lead in producing unprecedented monetary and fiscal action to ease liquidity, unclog credit markets, ensure financial stability and stimulate domestic demand. As we progressed through 2009, global economic data indicated continued improvement in the underlying fundamentals of the worldwide economy.

The global stimulus and upticks in leading economic indicators powered a sizable recovery in stock markets around the world, producing a record rally in a very short time. The massive government stimuli helped unfreeze the credit markets and produced a consensus that economic recovery was underway. In early March, market psychology shifted from fear to optimism, and as the markets rallied, some would say hyper-optimism. Even though domestic unemployment remained stubborn, peaking at 10.2% in October, the highest level in 26 years, the S&P 500 managed a very strong 26.5% return in 2009 with a 6.0% boost coming in the fourth quarter.

Sector leadership in the domestic stock markets was led by cyclical, economically sensitive sectors, such as Technology, Consumer Discretionary and Materials. The exception was strong performance from the traditionally defensive Health Care Sector which rebounded as health care reform initiatives appeared less onerous than expected. Telecommunications was the lagging sector, followed by Utilities and Energy. The appetite for risk was clearly apparent in the outperformance of lower-quality stocks over higher-quality and emerging markets over developed. In terms of company size, the rally was broad across capitalization ranges, with mid-cap stocks leading both small and large stock.

Despite the tremendous rally in the stock market, investors still seemed leery of the stock market losses of 2008 and early 2009 and based on mutual fund flows, sent most of their money into bond funds. In a reversal of 2008, when a flight to safety rewarded investors in the most conservative bonds, 2009 produced a strong disparity of returns favoring lower-quality and riskier bonds. While Treasuries were the top-performing bond class in fear-filled 2008, they were the laggards in 2009, with the Barclay’s Treasury Index falling -3.6% in 2009 after a 13.7% rise in 2008. Low quality bonds rallied along with stocks beginning in March, with high-yield or "junk bonds" having a banner year.

OUTLOOK

With 2009 providing a turning point in the stock market and economy, our outlook for 2010 is optimistic, although tempered by the fact that the market has already enjoyed such a strong recovery. We expect the economy to improve in 2010, especially internationally. Corporate profitability should continue to expand behind solid margins, productivity gains and improving revenue growth. Even though interest rates may move upward, they should remain at a relatively low level, which is positive for valuations. We also see substantial assets still in cash and lower yielding bonds which could come back into the stock market and provide support. Although deep recessions, such as the one we have recently experienced, are historically followed by steep recoveries, we believe the current recovery will likely be slower than history might suggest due to some lingering headwinds.

 Management’s Discussion of Fund Performance

High unemployment, stagnant wage growth and the prospect of higher taxes are causing consumers to save more and spend less, crimping a key economic driver. Additionally, the financial system, while recovering, remains wounded as does the housing market. In general, we expect economic growth to be moderately positive but below the long-term trend line of 3-4%.

The explosive stock market rally from the March 2009 lows was focused on lower quality and economically sensitive areas with the expectation that the economy would bounce back. This is characteristic of the first leg of a recovery. As we move to the next leg, the market should take its direction from actual signs of improving economic and company fundamentals.

In terms of bonds, our bigger concern looking forward is with the seemingly endless growth of government deficit spending, and with it the rapid increase in Treasury debt issuance. With foreign investors pulling back on their dollar-denominated investments, where will the capital come from to finance this debt? It seems that interest rates must eventually rise to continue attracting capital. There seems to be three ways out: responsible fiscal policy, inflation and/or dollar-devaluation. In any case, we would caution bond investors to have modest total return expectations over the next annual period.

CONSERVATIVE ALLOCATION FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Conservative Allocation Fund returned 16.76% (Class I shares), outperforming the New Conservative Allocation Custom Fund Index return of 13.86% and the Old Conservative Allocation Custom Index return of 11.37%. Exceptional returns in a number of the fund’s equity holdings as well as an equity-like return from our high yield bond allocation accounted for the outperformance versus the index.

What significant changes did you make to the portfolio since January 1, 2009?
When we assessed potential market opportunities in early 2009, we were drawn to the corporate bond market. During the height of the financial crisis, yield spreads, the difference in yield between corporate bonds and US Treasuries, reached historical levels. By the start of 2009, it was increasingly clear to us that these elevated yield spreads had created a unique opportunity in both investment grade and high yield bonds. To capitalize on this attractive circumstance, we added Dodge & Cox Income Fund to the portfolio during the first quarter. At the time, Dodge & Cox held one of the largest allocations to corporate bonds among active core bond managers. We also slightly increased our allocation to our high yield bond fund. For the calendar year, Dodge & Cox Income Fund returned 16.1%, far exceeding the return of 5.9% on the Barclays U.S. Aggregate Bond Index. High yield bonds proved even more rewarding, and the MEMBERS High Income Fund Class Y returned 31.5% for the year.

We also wound down and then eliminated the fund’s mid cap holding during the fourth quarter. Mid cap stocks led the equity markets off the March lows and we took the opportunity to pare back our exposure, as small to mid size stocks appeared overvalued. The proceeds from the mid cap sale were used to increase the fund’s fixed income holdings. Additionally, the fund’s international equity position was reduced in favor of U.S. large cap equities. Among equities, high quality U.S. mega caps, which derive a large amount of their revenue from multinational and overseas operations, potentially offer an attractive and relatively lower risk alternative to international stocks in the near term.

What were the strongest contributors to fund performance?
In addition to the strong returns from investment grade and high yield bonds, the fund was boosted by solid performance from a pair of the fund’s large cap equity holdings. The Fairholme Fund returned 39.0% for the year and MEMBERS Large Cap Growth Fund Class Y returned 38.0%. The fund’s relative overweight allocation to growth and position in the MEMBERS Large Cap Growth Fund Class Y also contributed significantly as growth outperformed value by a wide margin for the year. In comparison, the fund’s value holding, MEMBERS Large Cap Value Fund Class Y, returned 16.3% for the year.

Management’s Discussion of Fund Performance

CONSERVATIVE ALLOCATION FUND (continued)

What were the largest constraints on performance?
The fund was held back by underperformance from our largest holding, MEMBERS Bond Fund Class Y. The high quality positioning of MEMBERS Bond Fund Class Y that served investors so well in 2008 was out of favor in 2009 and the Bond Fund finished the year with a return of 3.1%. The other noteworthy constraint was our modest position in Nakoma Absolute Return Fund, which returned -9.1% for the year.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	16.76%	-0.12%	1.93%	—
Class II Shares	—	—	—	14.91%
New Conservative Allocation Fund Custom Index3	13.86	2.57	4.49	13.88
Old Conservative Allocation Fund Custom Index3	11.37	2.45	4.08	11.29
Merrill Lynch U.S. Corporate, Government & Mortgage Index	5.24	6.20	6.90	4.96
See accompanying Notes to Management’s Discussion of Fund Performance.

MODERATE ALLOCATION FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Moderate Allocation Fund returned 20.61% (Class I shares), in line with the New Moderate Allocation Custom Fund Index return of 20.74% and outperforming the Old Moderate Allocation Custom Fund Index return of 19.63%. Strong returns from a number of our holdings were modestly offset by disappointing returns in both our core bond and large cap value funds and accounted for the slight underperformance. In addition, the fund’s focus on risk management and striving for more consistent returns through higher-quality investments constrained performance in general as low-quality investments led the market.

What significant changes did you make to the portfolio since January 1, 2009?
When we assessed potential market opportunities in early 2009, we were drawn to the corporate bond market. During the height of the financial crisis, yield spreads, the difference in yield between corporate bonds and U.S. Treasuries, reached historical levels. By the start of 2009, it was increasingly clear to us that these elevated yield spreads had created a unique opportunity in both

Management’s Discussion of Fund Performance

MODERATE ALLOCATION FUND (continued)

investment grade and high yield bonds. To capitalize on this attractive circumstance, we added the Dodge & Cox Income Fund to the portfolio during the first quarter. At the time, Dodge & Cox Income Fund held one of the largest allocations to corporate bonds among active core bond managers. We also slightly increased our allocation to our high yield bond fund. For the calendar year, Dodge & Cox Income Fund returned 16.1%, far exceeding the return of 5.9% on the Barclays U.S. Aggregate Bond Index. High yield bonds proved even more rewarding and the MEMBERS High Income Fund Class Y returned 31.5% for the year.

We also reduced the fund’s U.S. small and mid cap holdings during the fourth quarter. Smaller cap stocks led the equity markets off the March lows and we took the opportunity to pare back our exposure, as small to mid size stocks appeared overvalued. The reduction in small and mid caps was used to slightly increase the fund’s fixed income positions. Additionally, the fund’s international equity position was reduced in favor of U.S. large cap equities. Among equities, high quality U.S. mega caps, which derive a large amount of their revenue from multinational and overseas operations, potentially offer an attractive and relatively lower risk alternative to international stocks in the near term.

What were the strongest contributors to fund performance?
Solid performance from a pair of the fund’s large cap equity holdings were the strongest contributors to performance. The Fairholme Fund returned 39.0% for the year and MEMBERS Large Cap Growth Fund Class Y returned 38.0%. The fund’s relative overweight allocation to growth and position in the MEMBERS Large Cap Growth Fund Class Y also contributed significantly, as growth outperformed value by a wide margin for the year. In comparison, the fund’s value holding, MEMBERS Large Cap Value Fund Class Y, returned 16.3% for the year.

What were the largest constraints on performance?
The fund was held back by underperformance from our core bond position, MEMBERS Bond Fund Class Y, and our large cap value fund, MEMBERS Large Cap Value Fund Class Y. The high quality positioning of MEMBERS Bond Fund Class Y that served investors so well in 2008 was out of favor in 2009, and the Bond Fund finished the year with a return of 3.1%. Additionally, even though the decision to underweight our position in the MEMBERS Large Cap Value Fund Class Y proved correct, its 16.3% return was a detriment to 2009 performance.

Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

MODERATE ALLOCATION FUND (continued)

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	20.61%	-3.87%	-0.69%	—
Class II Shares	—	—	—	18.82%
New Moderate Allocation Fund Custom Index3	20.74	-0.12	2.75	21.39
Old Moderate Allocation Fund Custom Index3	19.63	-0.60	2.16	20.21
S&P 500 Index3	26.46	-5.63	-1.58	29.70
Russell 1000¨ Index3	28.43	-5.36	-1.43	30.25
See accompanying Notes to Management’s Discussion of Fund Performance.

AGGRESSIVE ALLOCATION FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Aggressive Allocation Fund returned 27.91% (Class I shares), nicely ahead of the S&P 500 Index return of 26.46% and slightly underperforming the New Aggressive Allocation Fund Custom Index return of 28.21% and the Old Aggressive Allocation Fund Custom Index return of 34.30%. Disappointing returns from the fund’s large value and international stock fund allocations accounted for the underperformance. In addition, the fund’s focus on risk management and striving for more consistent returns through higher-quality investments constrained performance in general as low-quality investments led the market.

What significant changes did you make to the portfolio since January 1, 2009?
During the fourth quarter, we reduced the fund’s U.S. small and mid cap holdings. Smaller cap stocks led the equity markets off the March lows and we took the opportunity to pare back our exposure, as small to mid size stocks appeared overvalued. The reduction in small and mid caps was used to slightly increase the fund’s fixed income and alternative asset class positions. Additionally, the fund’s international equity position was reduced in favor of U.S. large cap equities. Among equities, high quality U.S. mega caps, which derive a large amount of their revenue from multinational and overseas operations, potentially offer an attractive and relatively lower risk alternative to international stocks in the near term.

Finally, in late December, we initiated a position in T. Rowe Price New Era Fund, an active energy and natural resources fund. While we believe that emerging markets offer the greatest growth potential in the global economy, we feel emerging market stocks have become overbought with the MSCI Emerging Markets Index gaining over 100% since the market rally began in early March. Our research shows that the correlation between emerging markets and energy/natural resources has risen dramatically over the past ten years. As China, India, Brazil, and the rest of the emerging world has grown, so has their demand for energy and natural resources, and we believe this trend will continue to put upward pressure on commodity based stocks. Energy and natural resources equities appear to offer similar returns with lower volatility. Thus we view the addition of the T. Rowe Price New Era Fund as a way to participate in the growth of the emerging markets with less downside risk than owning emerging markets stocks directly at current market levels.

What were the strongest contributors to fund performance?
Solid performance from a pair of the fund’s large cap equity holdings were the strongest contributors to performance. The Fairholme Fund was up 39.0% for the year and MEMBERS Large Cap Growth Fund Class Y returned 38.0%. The fund’s relative overweight allocation to growth and position in the MEMBERS Large Cap Growth Fund Class Y also contributed significantly as growth outperformed value by a wide margin for the year. In comparison, the fund’s value holding, MEMBERS Large Cap Value

Management’s Discussion of Fund Performance

AGGRESSIVE ALLOCATION FUND (continued)

Fund Class Y, returned 16.3% for the year. Finally, MEMBERS Mid Cap Growth Fund Class Y’s 46.7% return contributed positively to the fund’s return.

What were the largest constraints on performance?
The fund was held back by underperformance from two of the fund’s largest holdings, MEMBERS Large Cap Value Fund Class Y and MEMBERS International Stock Fund Class Y. As mentioned above, value stocks underperformed growth in 2009 and the MEMBERS Large Cap Value Fund Class Y’s 16.3% return, while quite good in absolute terms, detracted from relative performance in a year where the S&P 500 Index was up 26.5%. MEMBERS International Stock Fund Class Y also had a challenging year in relation to the MSCI EAFE Index, as that fund returned 26.2% in comparison to the 31.8% return of the index. Finally, Gateway Fund was a significant laggard finishing 2009 with a 6.8% return.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	27.91%	-6.73%	-2.57%	—
Class II Shares	—	—	—	25.09%
New Aggressive Allocation Fund Custom Index3	28.21	-2.95	0.95	29.93
Old Aggressive Allocation Fund Custom Index3	34.30	-4.12	0.30	34.66
S&P 500 Index3	26.46	-5.63	-1.58	29.70
Russell 3000¨ Index3	28.34	-5.42	-1.51	30.19
See accompanying Notes to Management’s Discussion of Fund Performance.

BOND FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Bond Fund returned 6.50% (Class I shares), while the Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 5.24%.

Management’s Discussion of Fund Performance

BOND FUND (continued)

What were the strongest contributors to fund performance?
The fund benefited from a modest overweight in corporate bonds with securities rated below A posting the largest gains following the sharp declines in 2008. The fund also benefited from a slightly lower duration (interest rate exposure) in a generally rising rate environment. Finally, the fund benefited from good security selection and a modest exposure to asset backed securities.

What were the largest constraints on performance?
Performance was hurt to a modest degree by less exposure to the financial sector of corporate bonds versus the index and an underexposure to residential mortgage backed securities during a period when the Federal Reserve was a massive purchaser of these securities.

How is the fund positioned going forward?
The fund is positioned for a volatile environment in 2010 given the numerous policy issues that are open to question. We expect interest rates to rise during the course of the year. The combination of very large Treasury issuance by the government and the possibility the Fed will commence raising short rates later in the year suggests a defensive posture is prudent. Given the Fed plans to curtail its purchases of mortgage securities by March 31, we expect to maintain an underweight position in this sector at least in the near term as it seems artificially rich due to the Fed’s current support. Also in the near term we expect to be somewhat neutral in the corporate sector until we have a clearer view of the trend in economic activity.

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	6.50%	4.79%	4.18%	5.21%	—
Class II Shares	—	—	—	—	5.55%
Merrill Lynch U.S. Corporate, Government & Mortgage Index	5.24	6.20	5.09	6.40	4.96
See accompanying Notes to Management’s Discussion of Fund Performance.

Management’s Discussion of Fund Performance

HIGH INCOME FUND

Shenkman Capital Management, Inc. - Subadviser

What a difference a year makes. In December 2008, the high yield market had just experienced its worst performance year on record with a decline of 26%. At that time, investors were feeling the hangover effects of a risk taking party that had endured for several years; there was severe apprehension with respect to the U.S. economic outlook, and risk premiums for investing in high yield were at unprecedented high levels. As we fast forward twelve months to December 2009, the high yield market has just completed its best performance year on record with an annual performance of 58.10% and risk premiums are rapidly approaching historical average levels. Indeed, never has the saying "what a difference a year makes" been so apt.

One of the most significant factors impacting all U.S. financial markets in 2009 was the dramatic turnaround in the ability for companies to access the credit markets. At the beginning of the year, some pundits questioned not only when, but also if the U.S. credit markets would ever attain the previous levels of normal activity. This concern was especially acute for high yield companies as their lower credit quality and the investor’s risk aversion appeared to be problematic. Yet, by year end 2009, the final tally showed that high yield companies issued the most securities on record as $160 billion of paper cleared the market. The preponderance of this new issuance was strictly for refinancing, much of it came with very attractive yield premiums, and the overall structure of the issuance was significantly superior to the vintages of 2006-2008. More importantly, the ability for companies to access capital, waive covenants, and extend maturities steadily diminished the universe of prospective defaulting issuers. With this prospect of lower default expectations, high yield spreads continued to ratchet down and the high yield market posted gains. These gains led to further inflows into high yield which allowed for further capital to be extended to high yield issuers. This virtuous cycle was in effect consistent for every month from March through December 2009. This dynamic of factors (i.e., attractive yields, favorable structures, and rapidly declining default expectations), combined to create an extremely favorable environment for high yield investors and spurred the record performance for the sector.

A key driver for high yield was the near record inflows into high yield mutual funds, as approximately $31 billion flowed into the market. Equally impressive was how steady this demand was throughout the balance of the year. Even after the significant market rally in the second and third quarters, inflows continued to be steady in the fourth quarter.

In fact, the dynamics for high yield during the fourth quarter were generally similar to trends that persisted for much of the year. That is, high yield outperformed most other asset sectors, lower quality securities outperformed demand for high yield (as measured by mutual fund inflows), new issue supply was robust, yield premiums (spreads) tightened, and the volume of high yield defaults continued to grind lower.

During the fourth quarter of 2009, the high yield market, as measured by the Merrill Lynch High Yield Master II Constrained Index, was one of the best performing sectors compared to both fixed income and equity markets as the average high yield index gained 6.0% in the fourth quarter. This strong performance bested other fixed income sectors such as 10-year Treasuries, investment grade debt, and emerging market debt which posted fourth quarter returns of negative 3.5%, 1.2% and 1.5%, respectively. High yield’s fourth quarter returns also beat many equity sectors as the S&P and Russell 2000 generated returns of 6.0% and 3.9% for the quarter, respectively.

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series High Income Fund returned 34.29% (Class I shares), underperforming the Merrill Lynch U.S. High Yield Master II Constrained Index return of 58.10%. Consistent with fund’s performance for every quarter during the year, the 2009 return was solid on an absolute basis, but lagged on a relative basis. Since our goal is to preserve capital in down markets, achieve solid returns in up markets, and limit risk as measured by security price

Management’s Discussion of Fund Performance

HIGH INCOME FUND (continued)

volatility and defaults, we believe the fund has performed well. For example, for the combined period 2008 and 2009, the fund generated a return of 16.39% as compared to a return of 6.38% for the Lipper High Yield Index (30 Largest Mutual Funds). An alternative way of looking at this two year performance for the fund is to analyze the fund’s capture ratio for down and up markets. Our goal is to minimize our participation in down markets and maximize participation in up markets. As measured by Lipper, the average high yield mutual fund captured 101% of the market’s downside in 2008’s worst yearly performance on record, and the average high yield mutual fund captured only 78% of the market’s record up year in 2009; resulting in a combined cumulative 6.6% performance for the two year period. By comparison, the Ultra Series High Income Fund participated in only 50% of the market’s record downdraft in 2008 and captured 61% of the market’s record upside in 2009, resulting in a combined two-year cumulative performance of 16.39%.

What were the strongest contributors and largest constraints to fund performance?
Discounted bonds (i.e., bonds priced below $70) were the best performing sector for the overall high yield market during the year, returning more than 194%. The fund’s underweight position in these securities detracted from relative returns for the period. CCC rated bonds were the best performing rating sector for the year, and the fund’s underweight position in these securities also hurt relative returns in 2009. Additionally, the Financial Sector was the top performing sector for the year, and the fund’s strategic underweighting in this sector negatively contributed to relative performance for the reporting period. Lastly, although the fund’s out-of-index positions in convertible bonds positively contributed to returns, this did not offset the underperformance described above.

How is the fund positioned going forward?
Given that the high yield sector’s 2009 performance was so strong, it is only natural to question if there is any gas in the tank for 2010. The initial reaction may be that a near 60% return for any fixed income sector is a sign of a bubble and that danger awaits the greedy. However, we believe it is more important to evaluate current valuations as opposed to how far the market has run over the past 12 months. Specifically, yield spreads as of December 31, 2009 are at 634 basis points which is slightly above historical averages and well above the spread levels typically experienced in a positive credit cycle. Moreover, trailing twelve month default rates are forecast to drop precipitously over the next twelve months and end 2010 below historical averages. For pessimists who argue that high yield cannot post a good year following a great year of performance, history would suggest otherwise. For example, the high yield market followed its previous record year 39.2% return in 1991 with an impressive 17.4% return in 1992; similarly, the high yield market posted a 10.9% return in 2004 following the 28.1% return of 2003. We clearly recognize that 2009’s 58% return is in unchartered territory, but the 26.1% decline in 2008 was also unprecedented. We believe high yield can still post above average returns over the next twelve months as long as the U.S. economy continues to gradually heal. Also supporting our positive outlook is our belief that overall interest rates should remain muted over the balance of 2010 as the Federal Reserve is more focused on achieving sustainable recovery rather than being overly concerned with the prospect of an over stimulated economy. In effect, we expect a gradual increase in interest rates as opposed to a sharp rise over the balance of 2010. Given this relatively low yield environment, we believe demand will remain strong for the incremental yield that high yield offers.

Management’s Discussion of Fund Performance

HIGH INCOME FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	Since 10/31/00 Inception	Since 5/1/09 Inception
Class I Shares	34.29%	5.41%	5.54%	6.62%	—
Class II Shares	—	—	—	—	17.49%
Merrill Lynch U.S. High Yield Master II Constrained Index	58.10	6.20	6.40	7.67	34.61
See accompanying Notes to Management’s Discussion of Fund Performance.

DIVERSIFIED INCOME FUND

How did the fund perform for the period January 1, 2009-December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Diversified Income Fund returned 10.74% (Class I shares) compared to the Russell 1000¨ Index return of 28.43% and the Merrill Lynch U.S. Corporate, Government & Mortgage Index return of 5.24%.

For the equity portion of the fund, good stock selection in the Consumer Staples Sector, along with positive allocation in the Industrials Sector partially offset poor stock selection across the Financials, Information Technology, and Consumer Discretionary Sectors. In addition, underweight positions in the Financials and Information Technology Sectors hurt returns relative to the Russell 1000¨ Index.

What significant changes did you make to the portfolio since January 1, 2009?
Throughout the year we reduced the number of stock holdings in the fund from 61 to 52, reflecting our desire to hold larger positions in stocks of companies in which we have higher conviction. During 2009 we reduced our position in Financials from 19% to 12% of the equity portion of the portfolio, and Health Care from 20% to 15%. We also increased sector weights in Industrials from 11% to 17%, Consumer Staples from 12% to 15%, and Information Technology from 4% to 7%. The fund continues to have a bias towards higher quality, higher dividend-paying companies. The bond portion of the fund modestly reduced duration and thus interest rate exposure during the course of the year. Sector allocations remained relatively constant with minor variations due to maturing securities.

Management’s Discussion of Fund Performance

DIVERSIFIED INCOME FUND (continued)

What were the strongest contributors to fund performance?
Within the equity segment of the fund, we found many good values within the Consumer Staples and Industrials Sectors and held overweight positions relative to the Russell 1000¨ Index in these sectors. In addition, stock selection within the Consumer Staples Sector was quite positive. On an individual holdings basis, the fund’s strongest stock contributors for the twelve month period included Wyeth, Procter & Gamble Company, Intel Corp, and Tyco International Ltd. In addition, not owning index-holding Exxon Mobil Corp as its shares fell over 12% aided relative performance.

The bond portion of the fund is oriented toward the generation of income. Consequently, it held a significant overweight position in corporate credit, particularly industrial and utility securities. Within that context, it was also significantly overweighted ‘BBB’ rated securities. Overall corporate securities earned 19.8% in 2009 while those rated ‘BBB’ earned 31.4%. This compares to a -3.2% return for Treasury securities.

What were the largest constraints on performance?
For the equity segment of the fund, our conservative stock selection helped early in 2009, but was a detractor from relative performance for the entire year. During the period, U.S. stocks experienced a cascade of dividend reductions, unlike anything seen since the depression of the 1930s. For the equity portion of the fund, we chose to protect the fund’s income stream in a move that turned out to be more costly relative to Russell 1000¨ Index returns than we anticipated. We replaced many of our financial stocks that reduced their dividend payouts with higher yielding stocks. The financial stocks we sold subsequently rebounded sharply in price. Detracting from performance within the equity segment of the fund on an individual basis included holdings of JPMorgan Chase & Co., Bank of America Corp, US Bancorp, and General Electric Co.

The bond portion of the fund was very modestly hurt by an underexposure to mortgage backed securities at a time when the Fed was purchasing them and a 2% relative underweight position in Banks.

How is the fund positioned going forward?
We think the outlook for companies with strong balance sheets, stable cash flow, and attractive dividend yield is very positive. These stocks have lagged the recent market surge and are likely to move higher over the next few years. Additionally, we expect the fund should continue to be positioned to have a higher yield than the overall market in order to meet the objective of earning income while not taking undue risks.

Cumulative Performance of $10,000 Investment Since Inception1

Management’s Discussion of Fund Performance

DIVERSIFIED INCOME FUND (continued)

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	10.74%	-0.51%	2.39%	2.45%	—
Class II Shares	—	—	—	—	14.43%
Russell 1000¨ Index	28.43	-5.36	0.79	-0.49	30.25
Merrill Lynch U.S. Corporate, Government & Mortgage Index	5.24	6.20	5.09	6.40	4.96
See accompanying Notes to Management’s Discussion of Fund Performance.

LARGE CAP VALUE FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Large Cap Value Fund returned 16.79% (Class I shares), lagging the Russell¨ 1000 Value Index return of 19.69%. Good stock selection in the Health Care Sector, along with positive allocation in the Information Technology Sector partially offset poor stock selection in the Consumer Discretionary, Telecommunication Services, and Consumer Staples Sectors. In addition, our underweight position in the Consumer Discretionary Sector hurt returns relative to the index.

What significant changes did you make to the portfolio since January 1, 2009?
The focus of the fund was narrowed to our favorite holdings where we had the highest conviction for longer-term outperformance which resulted in fewer stocks, dropping the portfolio holdings to approximately 60 stocks from approximately 135 held as of January 1, 2009. Overall portfolio diversification was taken into account, though we did find better value in Energy and Health Care, so our weighting rose in those sectors.

What were the strongest contributors to fund performance?
The fund’s overweight position in Information Technology contributed to relative performance. Technology valuations were attractive given companies’ strong balance sheets, low inventories, and replacement cycles combined with improving global demand. Also contributing was the fund’s overweight position in Health Care along with good stock selection within the sector. Attractive valuations drove us to an overweight position in this sector. Securities in the Health Care industries were very inexpensive and, in our opinion, had great long term demand. On an individual holdings basis, the strongest contributors included Freeport-McMoran Copper, Life Technologies Corporation, Deere & Co., IBM Corp, and Goldman Sachs Group Inc.

What were the largest constraints on performance?
Our weakest portfolio sector was Consumer Discretionary, where our stock selection was too conservative and we were underweight in a sector which returned over +47% for the period. In Telecommunication Services, our conservative stock selection also worked against the fund as some benchmark stocks rose over 100% for the period. On an individual holdings basis, the largest detractors from performance included Weatherford International, Dow Chemical Company, and Bank of New York Mellon Corp. Also, not owning index-holding Ford Motor Co. hurt performance as it shot up over 300% for the period.

How is the fund positioned going forward?
We believe the outlook for undervalued stocks is attractive. Many stocks with strong balance sheets and stable cash flow have lagged the market advance and we believe these companies offer attractive risk/return profiles. Versus the benchmark, the fund has overweight positions in industries in the Health Care, Energy, and Information Technology sectors of the economy, while underweight positions in Consumer Discretionary, Finance, and Utilities.

Management’s Discussion of Fund Performance

LARGE CAP VALUE FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	16.79%	-9.06%	-0.87%	-0.44%	—
Class II Shares	—	—	—	—	26.09%
Russell 1000¨ Value Index	19.69	-8.96	-0.25	2.47	29.88
See accompanying Notes to Management’s Discussion of Fund Performance.

LARGE CAP GROWTH FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
The Ultra Series Large Cap Growth Fund had strong absolute as well as relative results for the trailing year ended December 31, 2009. On an absolute basis, positive gains of 37.98% (Class I shares) were achieved. The fund beat the 37.21% return for the Russell 1000¨ Growth Index. The fund had a very solid year of performance despite very unstable market conditions. Our philosophy and process kept us open-minded during the periods of high market volatility experienced this year. It helped us continue to refresh the fund with attractive stocks as stock prices moved in response to recessionary forces and attempts to avert financial collapse. We sought companies with strong balance sheets, that generate excess cash flow, and that have intrinsic factors leading to growth in earnings or cash flow, as higher quality companies tend to have more resources to weather a financial calamity. These stocks were ultimately recognized by the market during the period and are reflected in the fund’s relative outperformance.

What significant changes did you make to the portfolio since January 1, 2009?
Over time, we have reduced the number of holdings in the fund to approximately 65 from approximately 100, as we gained more conviction on our best ideas due to more clarity in the stability of economic conditions. The fund continues to have a bias towards quality growth companies and remains well diversified.

What were the strongest contributors to fund performance?
The largest contributors to performance included the fund’s holdings within the Health Care and Energy Sectors. Health Care was an area of focus since incipient policy reform created heightened uncertainty about future operating conditions, causing other investors to step back from the sector and creating what we thought were attractive stock price entry points. On an individual

Management’s Discussion of Fund Performance

LARGE CAP GROWTH FUND (continued)

basis, the fund’s significant holding in Genentech within the Health Care Sector materially added to performance. The fund’s emphasis in the Energy Sector, due to our anticipation of a rise in oil prices as a result of decreased drilling productivity and potential supply disruption, aided results throughout the period. Within this sector, Petrohawk Energy Corp., a high growth natural gas producer, was a strong contributor to performance.

What were the largest constraints on performance?
Specific holdings in consumer related industries and the Materials Sector detracted from fund performance for the reporting period. Yum! Brands Inc, the quick-service restaurant company which operates Pizza Hut, Taco Bell, and KFC, disappointed for the period. However, we believe its strong growth in China will separate it from competitors.

How is the fund positioned going forward?
We expect overall market volatility to increase as questions develop about the sustainability of the recovery. Also, we believe it is likely the market will narrow rather than broaden and stock selection will become increasingly important. The recovery will be questioned because the economic problems are structural rather than merely cyclical. While we do not think "it is different this time," we do believe the recent past and current environment is foreign to most individuals and policy makers. Since there is no playbook for answers, we believe there will be more false steps along the path to prosperity.

Notwithstanding, some companies will thrive in the "new normal" economy. Our bias is that investors will gravitate towards those companies which continue to demonstrate superiority. We envision bouts of broad speculative moves such as last quarter, to be followed by sharp sell offs in companies which do not meet expectations. Investors will likely gravitate towards those that don’t disappoint. Our portfolio is positioned to take advantage of this market environment.

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	37.98%	-0.89%	1.47%	-0.16%	—
Class II Shares	—	—	—	—	26.21%
Russell 1000¨ Growth Index	37.21	-1.89	1.63	-3.99	30.57
See accompanying Notes to Management’s Discussion of Fund Performance.

Management’s Discussion of Fund Performance

MID CAP VALUE FUND
Wellington Management Company, LLP - Subadviser; Smaller cap portion of the fund January 1, 2009 - June 30, 2009

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Mid Cap Value Fund returned 25.67% (Class I Shares), while the Russell¨ Midcap Value Index returned 34.21%. The year was particularly difficult with the fund outperforming early in the year, given its defensive stance that included underweight positions in consumer discretionary and financial stocks, but then underperforming for the remainder of the year. Following the market’s bottoming in March, high-beta and low quality stocks began what turned out to be a sustained rally that continued through the remainder of the year. The fund was instead positioned somewhat more defensively, concentrated in higher quality stocks that participated in the rally but at a reduced rate.

What significant changes did you make to the portfolio since January 1, 2009?
Wellington Management’s small/mid cap value investment team was removed from managing approximately 20% of the fund’s assets on July 1, 2009. Livia Asher of Madison Asset Management remains the lead portfolio manager of the fund. Subsequently, the number of individual stock holdings was reduced and concentrated during the latter half of the year into a "best ideas" portfolio comprised of roughly 70 stocks, down from roughly 230, where we have the highest conviction for longer-term outperformance. Stock valuation dispersion has narrowed allowing the portfolio to upgrade quality at a reasonable price. We also favored stocks where we saw sustainable cash dividends as a means to add to relative returns.

What were the strongest contributors to fund performance?
Greatest relative outperformance during the year came from stock selection within the Health Care Sector as our holdings of Life Technology Corporation and CIGNA Corporation, each returning more than 100%, were positioned with an overweight in the fund. Additional areas of relative positive performance were more broad-based. For example, the overweight position in semiconductor stocks, including Micron Technology, Inc. and Maxim Integrated Products, Inc. as they returned over 80% and almost 300% respectively, offset losses elsewhere in the Information Technology Sector. While the fund was generally underweight in the Financial Sector, the fund did own several out-of-benchmark names that generated positive alpha, including BlackRock, Inc. and JPMorgan Chase & Co. At the same time, not owning several poorly performing commercial banks, like Huntington Bancshares Incorporated and Synovus Financial Corp. were also additive. Another area that the fund avoided was airlines which were poor performers as a group. Within the media industry, owning The Interpublic Group of Companies, Inc. and Scripps Networks Interactive were good choices, though not owning several others in that sector: Liberty Media Corp. – Interactive, Liberty Media Corp. - Capital, Discovery Communications, Inc. and others that returned as much as 400%, offset that gain. The fund also owned copper and gold producer Freeport-McMoRan Copper & Gold Inc., an out of benchmark name that returned over 200% for the year; but we trimmed the position a little prematurely. Finally, The TJX Companies, Inc., the discount retailer, returned almost 82% and was an out-of-benchmark name which contributed to performance.

What were the largest constraints on performance?
The greatest relative underperformance came from both sector allocation and security selection within the Consumer Discretionary Sector. Stocks within the sector returned 69% on average and the fund was both underweight the index here and avoided the "junk" trade—which happened to be the greatest area of above-average stock performance. For example, the fund did not own stocks within the auto and auto components industries where individual stocks returned as much as 500%; similarly, hotels, restaurants & leisure stocks were avoided, however these gained 50-100% or more. Several media names, noted above, had outsized gains and were not owned. Within the other industries, the same pattern was evident: poor quality insurance names, Genworth Financial Inc. and XL Capital Ltd soared 300-400%; paper stocks returned over 150%+; bottlers returned over 80%--none of which were held in the portfolio. Finally, in a market that rose 34%, any cash position results in negative relative performance—in 2009, that cost us 100 basis points.

Management’s Discussion of Fund Performance

MID CAP VALUE FUND (continued)

Additional Comments
Economic improvement appears to be gaining traction, however we believe stock price moves may be more subdued in 2010 as much of that improvement is already largely reflected in valuations. We anticipate top-line improvement and decisive earnings "beats" will be valued over expense-driven margin improvement, and late cycle industries and quality will take over leadership from early cycle and low-quality names. Additionally, we expect, as is typically the case in post-recessionary periods, that earnings estimates are too high and will ultimately be cut, also putting a damper on valuation expansion.

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	25.67%	-7.14%	0.65%	5.97%	—
Class II Shares	—	—	—	—	24.36%
Russell Midcap¨ Value Index	34.21	-6.62	1.98	7.58	34.78
See accompanying Notes to Management’s Discussion of Fund Performance.

MID CAP GROWTH FUND

Wellington Management Company, LLP - Subadviser; January 1, 2009 - June 30, 2009

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Mid Cap Growth Fund returned 47.28% (Class I shares), slightly outperforming the Russell Midcap¨ Growth Index return of 46.29%.

Stock selection in the Consumer Discretionary, Financial, and Information Technology Sectors contributed the most to relative outperformance versus the Russell Midcap¨ Growth Index. In addition, an overweight position in the Energy Sector along with an underweight to Utilities, Consumer Staples, Telecommunication Services and Industrials Sectors were positive contributors to relative returns. These favorable results were partially offset by weak stock selection in the Industrials, Health Care, and Telecommunication Services Sectors, along with negative allocation in the Consumer Discretionary, Financial and Technology

Management’s Discussion of Fund Performance

MID CAP GROWTH FUND (continued)

Sectors. Overall, both stock selection and asset allocation were positive which resulted in outperformance compared to the Russell Midcap¨ Growth Index.

What significant changes did you make to the portfolio since January 1, 2009?
Rich Eisinger, head of Madison’s mid-cap equity team, became the portfolio manager of the fund mid-year. Rich and his team replaced Wellington Management’s mid-cap growth investment team on July 1, 2009.

Subsequently, as the year progressed, we increased our exposure to the Financial Sector, particularly in the insurance industry, and now maintain an overweight position. New insurance purchases in the year included Odyssey Re, specialty insurer Markel and property & casualty insurer RLI. Top active positions include Brookfield Asset Management and diversified holding company Leucadia. We expect to maintain an overweight position relative to the index in the insurance and asset management industries in the Financials Sector as we believe long-term prospects are excellent and valuations are attractive.

After maintaining an overweight position relative to the index in the Technology Sector for most of the year, we reduced our Technology exposure and now have an underweight position. Our Technology holdings generated very strong returns in the first eight months of the year. With valuations less attractive, we felt it prudent to reduce exposure and rotate into other sectors with better return prospects.

What were the strongest contributors to fund performance?
Key individual contributors to relative performance in the Consumer Discretionary Sector were apparel companies True Religion, Aeropostale, the Buckle, and Guess. Luxury jeweler Tiffany and specialty retailer of automotive aftermarket parts O’Reilly Automotive were also strong contributors. In Financials, supplemental health and life insurer Aflac, along with re-insurer Odyssey Re were top performers. In Information Technology, networking solutions supplier Brocade Communication Systems, communications solutions provider Polycom, and Akamai Technologies, a provider of services for accelerating the delivery of content and application over the Internet, were strong relative performers. Atwood Oceanics (energy) was also a top performer.

What were the largest constraints on performance?
Detractors from relative performance in Industrials included asset-light freight transportation management company Hub Group, and Terex, a global manufacturer of construction machinery. Hercules Offshore (energy), Psychiatric Solutions and Amedisys (health care), and Huntington Bancshares (financials) were also relatively weak.

Additional Comments
As we enter 2010, we remain cautiously optimistic about further market gains. Many leading economic indicators are signaling the end of the recession and problematic areas such as home prices appear to be stabilizing. Although the mood is more upbeat, economic support has come mainly from inventory destocking and government stimulus. The sustainability of the economic recovery will be largely dependent on a resurgence in consumer demand beyond short term fixes such as "Cash for Clunkers." High unemployment rates, stagnant personal income growth and a growing savings rate leave us questioning the strength of a consumer rebound. While we remain optimistic about the prospect for a sustained economic recovery, we believe it may unfold at a slower pace than many currently expect.

Management’s Discussion of Fund Performance

MID CAP GROWTH FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	Since 10/31/00 Inception	Since 5/1/09 Inception
Class I Shares	47.28%	-5.34%	0.54%	-3.42%	—
Class II Shares	—	—	—	—	26.13%
Russell Midcap¨ Growth Index	46.29	-3.18	2.40	-0.70	32.55

See accompanying Notes to Management’s Discussion of Fund Performance.

SMALL CAP VALUE FUND

Wellington Management Company, LLP - Subadviser

How did the fund perform for the period January 1, 2009-December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Small Cap Value Fund returned 31.56% (Class I shares), outperforming the Russell¨ 2000 Value Index return of 20.58%.

Consistent with our bottom-up portfolio construction process, stock selection was a large contributor to relative results. Allocation among sectors, a residual of the stock selection process, was also significantly additive during the year. Stock selection was particularly strong within industries in the Financials, Industrials, and Consumer Staples Sectors of the economy. Selection in Consumer Discretionary, Materials, and Information Technology detracted from relative returns. The fund’s underweight position to the Financials Sector contributed to positive relative performance while our underweight position to the Information Technology Sector was a negative relative contributor.

What significant changes did you make to the portfolio since January 1, 2009?
The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on these bottom-up decisions, the portfolio’s underweight position in the Financials Sector narrowed and Materials moved from a modest overweight to an underweight, while overweight positions within the Consumer Discretionary and Industrials Sectors decreased.

Management’s Discussion of Fund Performance

SMALL CAP VALUE FUND (continued)

What were the strongest contributors to fund performance?
Key individual contributors to relative performance were Carlisle (Industrials), Xyratex (Information Technology), and Herbalife (Consumer Staples). Shares of diversified global manufacturing company Carlisle gained on strong earnings results. We continue to hold Carlisle as the shares are inexpensive and the company’s operational improvements position it to benefit from an improving economy. Disk drive test equipment and data storage company Xyratex posted profits that beat estimates, helped partly by design wins at major customers, sending its shares higher. We continue to hold the security. Herbalife, the leading worldwide direct marketer of health and nutrition products, rose as earnings results exceeded expectations and the company raised full-year guidance. We maintain our position as the stock remains attractively valued and the shares should benefit from improving operational and international trends.

What were the largest constraints on performance?
Detractors from relative performance during the period included Modine Manufacturing (Consumer Discretionary), Penn Virginia (Energy), and Sonic (Consumer Discretionary). Modine, a manufacturer of vehicle heating-and-cooling parts, faced a challenging automotive environment early in the year, sending its shares lower. U.S. drive-in restaurant chain Sonic saw its shares decline on reduced earnings guidance. Independent oil and gas exploration company Penn Virginia also hurt results. The company had disappointing drilling results and lowered its production growth target. We eliminated our position in Modine but continued to hold Penn Virginia and Sonic at year-end.

How is the fund positioned going forward?
Based on our two- to three-year time horizon, we continue to find what we believe are attractively valued investment opportunities in a volatile environment.

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	Since 5/1/07 Inception	Since 5/1/09 Inception
Class I Shares	31.56%	-4.46%	—
Class II Shares	—	—	31.57%
Russell 2000¨ Value Index	20.58	-10.01	29.49

See accompanying Notes to Management’s Discussion of Fund Performance.

Management’s Discussion of Fund Performance

SMALL CAP GROWTH FUND

Paradigm Asset Management Company, LLC - Subadviser; January 1, 2009 - November 30, 2009

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the twelve month period ended December 31, 2009, the Ultra Series Small Cap Growth Fund returned 17.18% (Class I shares) which lagged the Russell¨ 2000 Growth Index return of 34.47%. The period included a recession and some of the most volatile markets witnessed in the last 20 years. These markets caused tremendous disruptions to quantitative processes and risk models alike. Effective November 30, 2009, subadviser Paradigm Asset Management Company, LLC, was replaced with Madison Asset Management as manager of the fund.

What significant changes have you made to the portfolio since January 1, 2009?
Effective November 30, 2009, Paradigm no longer sub-advises the fund and instead, Madison Asset Management has retained full management responsibilities over the fund. Neither the fund’s investment objective nor its principal investment strategies have changed as a result of this change in management. As the overall stock market continued to surge late in the year, the fund has taken a somewhat more defensive posture with proceeds from profit taking moving cash holdings higher.

What were the strongest contributors to fund performance?
The strongest contributing sectors to overall fund performance for the period were Materials, Telecommunication Services, and Utilities. The top five contributors from a security standpoint were Allscripts-Misys Healthcare Solutions Inc., MPS Group Inc., SPSS Inc, American Medical Systems Holdings Inc., and Rovi Corp.

What were the largest constraints on performance?
The first quarter of 2009 contained the inflection point of March 9, and the fund did not keep pace following this rapid shift in market drivers. The portfolio was further disadvantaged during the second quarter of 2009 by a rally in poorer quality securities. Although the returns for second quarter were impressive, the underlying fundamentals were not; consequently, the rally was labeled as a ‘dash to trash’ in which the fund did not participate. Also detracting from performance in early third quarter of 2009 was the relatively larger weighted average market cap versus the index in the quarter. The third quarter of 2009 did provide strong double digit returns in the face of a concerning economic backdrop. Unemployment breeched 10%, foreclosure rates had reached all time highs and government economic interaction continued at unprecedented levels.

More specifically from a sector stand point, the fund lost ground primarily from stock selection within industries in the Information Technology, Consumer Discretionary, and Health Care Sectors. Asset allocation was a detractor as well in each. Information Technology was a strong performing sector for the Russell¨ 2000 Growth Index, and the fund was slightly underweight in the sector which detracted from performance. The larger shortfall came from poor stock selection within the sector. Names such as Polycom Inc., ValueClick Inc., and IXYS Corp accounted for performance shortfall within information technology.

In Consumer Discretionary, benchmark names which were not held in the fund cost the portfolio relative performance. Tupperware Brands Corp., J Crew and Bally Technologies were a few of the names that were costly by omission. The sector was the best performer for the period and an underweight position relative to the benchmark was a detractor from an asset allocation standpoint and cost the fund performance. Health Care saw similar results of performance shortfall due to benchmark names which performed well and were not held in the fund. Human Genome, CV Therapeutics and Medarex Inc were a few such names.

The majority of performance shortfall for the fund was due to stock selection. The fund struggled through this period as a combination of extreme volatility coupled with poor quality securities driving performance left high quality portfolios out of favor. From a security standpoint the five largest detractors were Forrester Research Inc., Penn Virginia Corp., Wabtec, Immucor Inc, and Martek Biosciences Corp.

Management’s Discussion of Fund Performance

SMALL CAP GROWTH FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	Since 5/1/07 Inception	Since 5/1/09 Inception
Class I Shares	17.18%	-14.17%	—
Class II Shares	—	—	18.13%
Russell 2000¨ Growth Index	34.47	-6.26	29.49
See accompanying Notes to Management’s Discussion of Fund Performance.

GLOBAL SECURITIES FUND

Mondrian Investment Partners Limited - Subadviser

How did the fund perform for the period January 1, 2009-December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Global Securities Fund returned 22.59% (Class I shares), compared with the MSCI World Index which returned 30.79%.

The year 2009 was very difficult for the global economy. Full data is not yet available, but it seems likely that the decline in economic activity was the sharpest in at least half a century. Particularly damaging for output was the swinging cuts to inventory levels, driven by retailers and wholesalers seeking to preserve cash. In part, this was the result of tight constraints on credit imposed by capital-short banks in the US, Europe and elsewhere. Early on in the year, markets reflected the weakening economic climate, with the MSCI World Index declining by a quarter over the first 10 weeks of the year. However, more positive sentiment emerged as government involvement in the financial sector suggested that the financial crisis would pass its lowest point early on in 2009. Over the rest of the year, the Index recovered by over 70%, leaving it 30% up for the year overall.

What were the strongest contributors and largest constraints to fund performance?
In 2009, our analysis found value in economic sectors such as Consumer Staples, Health Care and Telecommunications. These are sectors which traditionally are seen as having a defensive earnings profile. For instance, in terms of new stocks, we added General Mills, the US food producer, and Vodafone, the UK mobile phone operator to the portfolio. Over the year, our full allocation to these areas, although delivering strong, positive returns, did not allow the portfolio to match the benchmark when market’s switched to a more optimistic tack. However, with our defensive stance and our cautious economic outlook, as discussed below, we continue

Management’s Discussion of Fund Performance

GLOBAL SECURITIES FUND (continued)

to see this allocation as prudent. Among industries in the Financials Sector, we found Zurich Financial Services attractively valued, in part, because of its global spread of operations affording diverse revenue streams.

Although it delivered strong absolute returns, the fund underperformed the index in 2009. On a geographic basis, this underperformance was mainly due to stock selection rather than market allocation. In particular, stock performance in the UK, Spain, the USA, Japan and France held back performance. These adverse influences were only partly offset by positive selection effects in Italy and Canada. More supportive was market selection. For this, the allocation to the strong Singaporean, Taiwanese, Spanish and Australian markets helped returns. But, this was partly offset by low allocations to the strong US and Canadian markets, and nil weighting in Sweden and Hong Kong.

Analyzing performance with reference to a sector breakdown, stock selection was a positive for performance. Good returns relative to their sectors from Financial, Consumer Staple, Utility and Materials stocks buoyed up performance. This was partly offset by weak stock performance among Energy, Health Care, Consumer Discretionary and Industrial holdings.

Our investment approach has a value-oriented defensive style. We assess value by analysis of the potential for company earnings and dividends to grow over time. By relating these to current share prices, we seek to find companies that are under-valued. Our process emphasizes in-depth business analysis and a long time horizon for researching a company’s potential going forward. One aim of this is to include in the portfolio businesses with more resilient cash flows, which should reduce the volatility of returns. This process has led us to find attractive valuations among stocks associated with a defensive earnings’ profile, such as the Telecommunications, Health Care and Consumer Staples Sectors. From the spring on, investor sentiment was focused on recovery, which led these sectors to deliver strong, but sub-benchmark returns. As such, the allocation to them hindered performance. In the same vein, below-average allocations to growth-oriented sectors, such as, Materials and Information Technology also held back performance. However, we expect muted growth among developed markets overall for some time, with households emphasizing debt reduction and necessary over discretionary spending, and a similar picture in the public sector. With this in mind, we remain comfortable with the fund’s positions.

Additional Comments
Some indicators suggest a sharp recovery in output is likely over the coming year or so. Indeed, a boost from re-stocking is likely. But, it is not clear that this will be a full-fledged recovery as enjoyed in earlier periods. Household debt in many areas, for instance in the US and the UK, is at near-record highs and low interest rates will not persist indefinitely. Government indebtedness is high and rising as spending is used to pump-prime broader economic growth. Taxes are already increasing in the UK and fiscal tightening is likely elsewhere too. As yet, emerging markets have fared better, with huge monetary expansion in China supporting growth there, albeit at the risk of an inflationary bubble at some stage. Indeed, domestic demand in these markets may provide some support for export-oriented businesses among developed countries, especially those with weaker currencies, which helps to improve international competitiveness. Overall, we expect muted growth ahead, with households emphasizing debt reduction and necessary over discretionary spending, and a similar picture in the public sector.

Management’s Discussion of Fund Performance

GLOBAL SECURITIES FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	Since 10/31/00 Inception	Since 5/1/09 Inception
Class I Shares	22.59%	-7.09%	1.42%	2.53%	—
Class II Shares	—	—	—	—	33.79%
MSCI World Index	30.79	-5.09	2.57	1.44	33.18
See accompanying Notes to Management’s Discussion of Fund Performance.

INTERNATIONAL STOCK FUND

Lazard Asset Management, LLC - Subadviser

International stocks experienced a tremendous rally since the lows reached in March 2009, as the world continued to recover from one of the worst economic and financial crises in decades. Risks to the global financial system subsided over the past year due to the unprecedented monetary and fiscal actions taken by major central banks and governments. The recent flow of positive economic data indicated continued improvement in the underlying fundamentals of the global economy. This stabilization, coupled with policymakers’ signaling the likelihood of prolonged accommodative monetary policy, encouraged investors to buy into riskier assets. International small-cap equities performed particularly well throughout 2009, outperforming large-cap stocks for the year.

In Europe, Norway performed the best, as the oil-rich country benefited from a strong recovery in crude oil prices. However, the overall performance of stocks was mixed amid increasing divergences within the European Union, and the downgrade of Greece’s credit rating rekindled fears over sovereign debt risks. In Asia, Hong Kong and Singapore performed well on the expected benefits stemming from strong growth in China. Japan continued to underperform its regional peers, although it appeared to regain some positive momentum in December amid easing concerns over the strong yen. Emerging markets performed strongly on investors’ belief that emerging market economic growth would significantly outpace developed world growth. For the year as a whole, the MSCI Emerging Markets Index increased by almost 79%, with Latin American equities significantly outperforming shares in Eastern Europe, the Middle East, Africa and in Asia.

In currency markets, the U.S. dollar weakened following the March trough, as investors were attracted to higher-yielding currencies, such as the Australian dollar. However, the U.S. dollar rebounded in recent months, appreciating against major

Management’s Discussion of Fund Performance

INTERNATIONAL STOCK FUND (continued)

currencies. This appreciation coincided with an apparent change in investors’ sentiment toward the U.S. dollar amid improving U.S. economic data, which led to some speculation that the U.S. Federal Reserve might raise interest rates sooner than expected. Additionally, the euro was hurt by the downgrade of Greece’s (one of its member countries) sovereign debt.

After a period in which the MSCI EAFE Index reached an all-time high driven by euphoria (October 2007), it declined more than 50% due to indiscriminate selling (March 2009), and subsequently rallied over 70% due to a dash toward risk (December 2009). Financial markets were, once again, driven by fundamentals by the end of the year.

How did the fund perform for the period January 1, 2009-December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series International Stock Fund returned 27.90% (Class I shares), compared to the MSCI EAFE Index return of 32.46%.

What significant changes did you make to the portfolio since January 1, 2009?
During 2009, driven by its bottom-up approach, the fund continued to move toward a less defensive stance, adding overall exposure to cyclically exposed companies that were trading at attractive multiples, while many defensive stocks reached fair value. The Consumer Discretionary Sector figured prominently, as the fund invested in automobile companies BMW and Honda, as did the Materials Sector, where the fund increased exposure. We also invested in several high-quality companies at historically low valuations, including Novo Nordisk, Fanuc, and Esprit. We increased our exposure to industries in the Financial Sector during the period – primarily in higher-quality investment banks, insurance companies, and surviving banks. Reductions across defensive sectors included the sales of Japan Tobacco, BT Group, and E.ON AG. Going forward, we believe there will be a marked differentiation between winning and losing business models.

What were the strongest contributors to fund performance?
The fund benefited from strong stock selection in the Information Technology Sector, as Ericsson, Hoya, and Canon each contributed to returns. A low exposure relative to the index to the Utilities Sector also helped performance, as the sector was hurt by concerns about overcapacity in the power generation market. Exposure to emerging markets contributed significantly to returns over the year, as shares of Banco do Brasil, Lukoil, and the Industrial & Commercial Bank of China performed well.

What were largest constraints on performance?
The biggest drag on performance was a low exposure relative to the index to the Materials Sector, which benefited from the improving economic environment and emerging market demand. The high exposure to, and stock selection in, Telecommunication Services also detracted from returns, as investors rotated into more cyclical sectors. Within the Telecommunication Services Sector, positions in KDDI, Telus, and Vodafone Group hurt performance.

Management’s Discussion of Fund Performance

INTERNATIONAL STOCK FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	3 Years	5 Years	Since 10/31/00 Inception	Since 5/1/09 Inception
Class I Shares	27.90%	-4.36%	4.83%	4.45%	—
Class II Shares	—	—	—	—	32.30%
MSCI EAFE Index	32.46	-5.57	4.02	3.44	36.11

See accompanying Notes to Management’s Discussion of Fund Performance.

TARGET RETIREMENT 2020 FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Target Retirement 2020 Fund returned 28.93% (Class I shares), outperforming the Dow Jones Global Target 2020 Index return of 20.94%. Exceptional returns in a number of the fund’s equity holdings accounted for the outperformance, along with the fund’s growth bias versus value.

What significant changes did you make to the portfolio since January 1, 2009?
After careful consideration, we altered the glide path for our target retirement funds in 2009. The glide path is considered by many to be the keystone of any target date product, charting the course each fund’s asset allocation will take on the path to retirement or maturity. Normally the path begins with a large amount of equity securities, slowly winding down to a larger portion of fixed income as the fund nears maturity. The key distinction that has emerged is whether the glide path goes to retirement, maturing at the fund’s date, or through retirement, often times 20-30 years beyond the specified fund date. A large majority of retirement date funds, including our own, were set up to be managed through the retirement date.

In 2008, this convention appeared to be at odds with fund owner expectations. The average return for Morningstar’s Target Date 2000 – 2010 category was -23.4% in 2008, which was very difficult for shareholders of Target 2010 funds to accept. Additionally, many of the funds in this category carried a 50-60% allocation to equities. Shareholders erroneously believed that their fund, and potentially their nest egg, was due to mature in 2 years, and were blindsided by such a steep loss so close to retirement. Proponents of managing through the retirement date point out that the investor still has a potential 20-30 time horizon after retirement, warranting a larger equity allocation to protect against outliving their money. While this is correct, clearly it was contrary to the risk expectations of a large number of target date fund owners.

Management’s Discussion of Fund Performance

TARGET RETIREMENT 2020 FUND (continued)

In late 2009, we modified our glide path to end at retirement. We believe this glide path better aligns with investor expectations, and our goal as fund manager should be to maximize and protect our clients’ assets for the retirement date. Our new glide path results in equity allocations closer to 25% at retirement. By comparison, the conventional through retirement glide path can have up to 60% stocks at retirement in some cases. We believe it is our duty to manage risk throughout the entire glide path and not expose investors to undue equity risk near retirement. Once the retirement date has been met, our funds will focus on retirement income generation and have a 30% maximum equity constraint.

What were the strongest contributors to fund performance?
Fund performance benefited from our manager selection, an increase in credit exposure in the first two quarters of the year, and the fund’s growth stock bias (growth outperformed value by a wide margin in 2009) as the Russell 3000¨ Growth Index returned 37.0% versus only 19.8% on the Russell 3000¨ Value Index. On an individual holdings basis, top performers for 2009 included: Laudus International MarketMasters Fund which returned 48.5% for the year, Manning & Napier Equity Fund which returned 39.6%, MEMBERS Large Cap Growth Fund Class Y which returned 38.0%, and Victory Special Value Fund which returned 33.0%.

What were the largest constraints on performance?
The modification to a more conservative glide path as described above included a reduction in equities during the fourth quarter which detracted from relative performance. However, we believe the change better aligns the fund with the goal of maximizing and protecting investors’ assets for retirement and investor expectations going foward. Notable individual detractors from relative fund performance for the year were: Gateway Fund which returned 6.8% for 2009 and MEMBERS Large Cap Value Fund Class Y which returned 16.3%.

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	Since 10/1/07 Inception
Ultra Series Target Retirement 2020, Class I	28.93%	-8.54%
Dow Jones Global Target 2020 Index	20.94	-2.82
See accompanying Notes to Management’s Discussion of Fund Performance.

Management’s Discussion of Fund Performance

TARGET RETIREMENT 2030 FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Target Retirement 2030 Fund returned 30.94%, slightly outperforming the Dow Jones Global Target 2030 Index return of 29.49%. Exceptional returns in a number of the fund’s equity holdings accounted for the outperformance, along with the fund’s growth bias versus value.

What significant changes did you make to the portfolio since January 1, 2009?
After careful consideration, we altered the glide path for our target retirement funds in 2009. The glide path is considered by many to be the keystone of any target date product, charting the course each fund’s asset allocation will take on the path to retirement or maturity. Normally the path begins with a large amount of equity securities, slowly winding down to a larger portion of fixed income as the fund nears maturity. The key distinction that has emerged is whether the glide path goes to retirement, maturing at the fund’s date, or through retirement, often times 20-30 years beyond the specified fund date. A large majority of retirement date funds, including our own, were set up to be managed through the retirement date.

In 2008, this convention appeared to be at odds with fund owner expectations. The average return for Morningstar’s Target Date 2000 – 2010 category was -23.4% in 2008, which was very difficult for shareholders of Target 2010 funds to accept. Additionally, many of the funds in this category carried a 50-60% allocation to equities. Shareholders erroneously believed that their fund, and potentially their nest egg, was due to mature in 2 years, and were blindsided by such a steep loss so close to retirement. Proponents of managing through the retirement date point out that the investor still has a potential 20-30 time horizon after retirement, warranting a larger equity allocation to protect against outliving their money. While this is correct, clearly it was contrary to the risk expectations of a large number of target date fund owners.

In late 2009, we modified our glide path to end at retirement. We believe this glide path better aligns with investor expectations, and our goal as fund manager should be to maximize and protect our clients’ assets for the retirement date. Our new glide path results in equity allocations closer to 25% at retirement. By comparison, the conventional through retirement glide path can have up to 60% stocks at retirement in some cases. We believe it is our duty to manage risk throughout the entire glide path and not expose investors to undue equity risk near retirement. Once the retirement date has been met, our funds will focus on retirement income generation and have a 30% maximum equity constraint.

What were the strongest contributors to fund performance?
Fund performance benefited from our manager selection, an increase in credit exposure in the first two quarters of the year, and the fund’s growth stock bias (growth outperformed value by a wide margin in 2009) as the Russell 3000¨ Growth Index returned 37.0% versus only 19.8% on the Russell 3000¨ Value Index. On an individual holdings basis, top performers for 2009 included: Laudus International MarketMasters Fund which returned 48.5% for the year, Manning & Napier Equity Fund which returned 39.6%, MEMBERS Large Cap Growth Fund Class Y which returned 38.0%, and Victory Special Value Fund which returned 33.0%.

What were the largest constraints on performance?
The modification to a more conservative glide path as described above included a reduction in equities during the fourth quarter which detracted from relative performance. However, we believe the change better aligns the fund with the goal of maximizing and protecting investors’ assets for retirement and investor expectations going foward. Notable individual detractors from relative performance were: Gateway Fund which returned 6.8% for 2009, MEMBERS Large Cap Value Fund Class Y which returned 16.3%, and MEMBERS International Stock Fund Class Y which returned 26.2%.

Management’s Discussion of Fund Performance

TARGET RETIREMENT 2030 FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20091
	1 Year	Since 10/1/07 Inception
Ultra Series Target Retirement 2030, Class I	30.94%	-10.09%
Dow Jones Global Target 2030 Index	29.49	-6.16

See accompanying Notes to Management’s Discussion of Fund Performance.

TARGET RETIREMENT 2040 FUND

How did the fund perform for the period January 1, 2009 – December 31, 2009?
For the trailing year ended December 31, 2009, the Ultra Series Target Retirement 2040 Fund returned 31.64%, underperforming the Dow Jones Global Target 2040 Index return of 34.63%. Although investors enjoyed a solid return, the underperformance resulted from more modest returns from two of our largest holdings, MEMBERS Large Cap Value Fund Class Y and MEMBERS International Stock Fund Class Y.

What significant changes did you make to the portfolio since January 1, 2009?
After careful consideration, we altered the glide path for our target retirement funds in 2009. The glide path is considered by many to be the keystone of any target date product, charting the course each fund’s asset allocation will take on the path to retirement or maturity. Normally the path begins with a large amount of equity securities, slowly winding down to a larger portion of fixed income as the fund nears maturity. The key distinction that has emerged is whether the glide path goes to retirement, maturing at the fund’s date, or through retirement, often times 20-30 years beyond the specified fund date. A large majority of retirement date funds, including our own, were set up to be managed through the retirement date.

In 2008, this convention appeared to be at odds with fund owner expectations. The average return for Morningstar’s Target Date 2000 – 2010 category was -23.4% in 2008, which was very difficult for shareholders of Target 2010 funds to accept. Additionally, many of the funds in this category carried a 50-60% allocation to equities. Shareholders erroneously believed that their fund, and potentially their nest egg, was due to mature in 2 years, and were blindsided by such a steep loss so close to retirement. Proponents of managing through the retirement date point out that the investor still has a potential 20-30 time horizon after retirement, warranting a larger equity allocation to protect against outliving their money. While this is correct, clearly it was contrary to the risk expectations of a large number of target date fund owners.

Management’s Discussion of Fund Performance

TARGET RETIREMENT 2040 FUND (continued)

In late 2009, we modified our glide path to end at retirement. We believe this glide path better aligns with investor expectations, and our goal as fund manager should be to maximize and protect our clients’ assets for the retirement date. Our new glide path results in equity allocations closer to 25% at retirement. By comparison, the conventional through retirement glide path can have up to 60% stocks at retirement in some cases. We believe it is our duty to manage risk throughout the entire glide path and not expose investors to undue equity risk near retirement. Once the retirement date has been met, our funds will focus on retirement income generation and have a 30% maximum equity constraint.

What were the strongest contributors to Fund performance?
Fund performance benefited from our manager selection, an increase in credit exposure in the first two quarters of the year, and the fund’s growth stock bias (growth outperformed value by a wide margin in 2009) as the Russell 3000¨ Growth Index returned 37.0% versus only 19.8% on the Russell 3000¨ Value Index. On an individual holdings basis, top performers for 2009 included: Laudus International MarketMasters Fund which returned 48.5% for the year, Manning & Napier Equity Fund which returned 39.6%, and MEMBERS Large Cap Growth Fund Class Y which returned 38.0%.

What were the largest constraints on performance?
The modification to a more conservative glide path as described above included a reduction in equities during the fourth quarter which detracted from relative performance. However, we believe the change better aligns the fund with the goal of maximizing and protecting investors’ assets for retirement and investor expectations going foward. Notable individual detractors from relative fund performance were: Gateway Fund which returned 6.8% for 2009, MEMBERS Large Cap Value Fund Class Y which returned 16.3%, and MEMBERS International Stock Fund Class Y which returned 26.2%.

Cumulative Performance of $10,000 Investment Since Inception1

Management’s Discussion of Fund Performance

TARGET RETIREMENT 2040 FUND (continued)

Average Annual Total Return through December 31, 20091
	1 Year	Since 10/1/07 Inception
Ultra Series Target Retirement 2040, Class I	31.64%	-12.19%
Dow Jones Global Target 2040 Index	34.63	-7.84
See accompanying Notes to Management’s Discussion of Fund Performance.

Notes to Management’s Discussion of Fund Performance

1
Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2
MEMBERS Capital Advisors, Inc., the then acting fund adviser, reduced its management fee for the Conservative, Moderate, and Aggressive Allocation Funds (the "Target Allocation Funds") from June 30, 2006-April 30, 2008. Madison Asset Management, LLC reduced its management fee for the Target Retirement 2020, 2030 and 2040 Funds (the "Target Retirement Date Funds") beginning October 1, 2009. If the management fees had not been reduced, returns would have been lower.

3
In May 2009, the Target Allocation Funds changed their customized benchmarks from the Old Allocation Custom Fund Indices to the New Allocation Custom Fund Indices. Additionally, the Moderate and Aggressive Allocation Funds changed their broad-based securities market index to the S&P 500 Index, replacing the Russell 1000¨ and Russell 3000¨ Indices, respectively. In May 2010, the former indices will no longer be shown.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The New Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000¨ Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Old Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 30% Russell 1000¨ Index, and 15% 90-Day U.S. Treasury Bills. See market indexes descriptions below.

The New Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000¨ Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Old Moderate Allocation Fund Custom Index consists of 50% Russell 3000¨ Index, 30% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. See market indexes descriptions below.

The New Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000¨ Index and 30% MSCI EAFE Index. See market indexes descriptions below.

The Old Aggressive Allocation Fund Custom Index consists of 55% Russell 1000¨ Index, 22% MSCI EAFE Index and 15% Russell 2000¨ Index and 8% MSCI Emerging Markets Index. See market indexes descriptions below.

Market Indexes

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

Notes to Management’s Discussion of Fund Performance

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.

The MSCI World Index is a free-float adjusted market capitalization index that is designed to measure global developed market equity performance, including the U.S. and Canada.

The Russell 1000¨ Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000¨ Index (see definition below).

The Russell 1000¨ Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000¨ Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000¨ Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000¨ Index (see definition below.)

The Russell 2000¨ Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000¨ Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000¨ Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap¨ Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap¨ Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Conservative Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

MEMBERS Bond Fund, Class Y	23%
Dodge & Cox Income Fund	21%
MEMBERS High Income Fund, Class Y	12%
MEMBERS Large Cap Growth Fund, Class Y	8%
MEMBERS Large Cap Value Fund, Class Y	8%
MEMBERS International Stock Fund, Class Y	6%
Templeton Global Bond Fund	5%
Vanguard Total Bond Market ETF	4%
Fairholme Fund	4%
Calamos Growth and Income Fund	4%
Madison Mosaic Institutional Bond Fund	3%
SSgA Prime Money Market Fund	2%

Shares		Value (Note 2)
INVESTMENTCOMPANIES-100.36%
	Bond Funds - 68.19%
3,024,581	Dodge & Cox Income Fund	$ 39,198,571
555,505	Madison Mosaic Institutional Bond Fund (R)	5,932,791
4,403,462	MEMBERS Bond Fund, Class Y (R)	44,034,615
3,489,567	MEMBERS High Income Fund, Class Y (R)	23,554,581
733,459	Templeton Global Bond Fund	9,307,590
88,547	Vanguard Total Bond Market ETF	6,958,909
		128,987,057
	Foreign Stock Funds - 5.77%
1,079,844	MEMBERS International Stock Fund, Class Y (R)	10,906,428
	Money Market Funds - 1.63%
3,081,662	SSgA Prime Money Market Fund	3,081,662
Shares		Value (Note 2)
	Stock Funds - 24.77%
305,797	Calamos Growth and Income Fund	$ 8,580,676
247,361	Fairholme Fund	7,443,082
17,286	MEMBERS Equity Income Fund, Class Y (R)*	174,763
1,112,762	MEMBERS Large Cap Growth Fund, Class Y (R)	15,957,010
1,311,819	MEMBERS Large Cap Value Fund, Class Y (R)	14,705,492
		46,861,023
	Total Investment Companies - 100.36%	189,836,170
	( Cost $183,980,358** )
NET OTHER ASSETS AND LIABILITIES - (0.36)%		(684,881)
TOTAL NET ASSETS - 100.00%		$189,151,289

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $186,745,131.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Moderate Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

MEMBERS Bond Fund, Class Y	14%
Dodge & Cox Income Fund	12%
MEMBERS Large Cap Growth Fund, Class Y	10%
MEMBERS Large Cap Value Fund, Class Y	9%
MEMBERS High Income Fund, Class Y	9%
MEMBERS International Stock Fund, Class Y	9%
Calamos Growth and Income Fund	8%
Madison Mosaic Disciplined Equity Fund	5%
Fairholme Fund	4%
Templeton Global Bond Fund	4%
MEMBERS Equity Income Fund, Class Y	4%
MEMBERS Small Cap Fund, Class Y	4%
MEMBERS Mid Cap Growth Fund, Class Y	3%
Vanguard Total Bond Market ETF	2%
Madison Mosaic Institutional Bond Fund	2%
SSgA Prime Money Market Fund	1%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 100.08%
	Bond Funds - 43.33%
3,297,347	Dodge & Cox Income Fund	$ 42,733,615
555,505	Madison Mosaic Institutional Bond Fund (R)	5,932,791
4,910,674	MEMBERS Bond Fund, Class Y (R)	49,106,740
4,623,070	MEMBERS High Income Fund, Class Y (R)	31,205,723
1,064,274	Templeton Global Bond Fund	13,505,633
86,609	Vanguard Total Bond Market ETF	6,806,601
		149,291,103
	Foreign Stock Funds - 8.83%
3,012,210	MEMBERS International Stock Fund, Class Y (R)	30,423,318
	Money Market Funds - 1.40%
4,834,549	SSgA Prime Money Market Fund	4,834,549
	Stock Funds - 46.52%
939,517	Calamos Growth and Income Fund	26,362,843
451,440	Fairholme Fund	13,583,842
1,479,289	Madison Mosaic Disciplined Equity Fund (R)	$ 17,248,509
1,301,910	MEMBERS Equity Income Fund, Class Y (R)*	13,162,306
2,417,729	MEMBERS Large Cap Growth Fund, Class Y (R)	34,670,238
2,900,292	MEMBERS Large Cap Value Fund, Class Y (R)	32,512,278
1,925,389	MEMBERS Mid Cap Growth Fund, Class Y (R)*	10,397,098
1,403,625	MEMBERS Small Cap Value Fund, Class Y (R)	12,379,975
		160,317,089
	Total Investment Companies - 100.08%	344,866,059
	( Cost $340,351,441** )
NET OTHER ASSETS AND LIABILITIES - (0.08)%		(275,655)
TOTAL NET ASSETS - 100.00%		$344,590,404

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $346,964,506.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Aggressive Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

MEMBERS International Stock Fund, Class Y	13%
MEMBERS Large Cap Growth Fund, Class Y	12%
Calamos Growth and Income Fund	12%
MEMBERS Large Cap Value Fund, Class Y	12%
Madison Mosaic Disciplined Equity Fund	10%
MEMBERS Mid Cap Growth Fund, Class Y	6%
Hussman Strategic Growth Fund	6%
MEMBERS High Income Fund, Class Y	6%
MEMBERS Small Cap Fund, Class Y	6%
Fairholme Fund	5%
T Rowe Price New Era Fund	4%
MEMBERS Equity Income Fund, Class Y	4%
MEMBERS Bond Fund, Class Y	3%
SSgA Prime Money Market Fund	1%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 100.09%
	Bond Funds - 9.24%
352,733	MEMBERS Bond Fund, Class Y (R)	$ 3,527,333
991,649	MEMBERS High Income Fund, Class Y (R)	6,693,628
5,097	Vanguard Total Bond Market ETF	400,573
		10,621,534
	Foreign Stock Funds - 13.10%
1,491,728	MEMBERS International Stock Fund, Class Y (R)	15,066,457
	Money Market Funds - 1.49%
1,715,364	SSgA Prime Money Market Fund	1,715,364
	Stock Funds - 76.26%
473,817	Calamos Growth and Income Fund	13,295,303
202,557	Fairholme Fund	6,094,938
534,979	Hussman Strategic Growth Fund	6,837,037
976,979	Madison Mosaic Disciplined Equity Fund (R)	11,391,574
427,396	MEMBERS Equity Income Fund, Class Y (R)*	4,320,977
970,472	MEMBERS Large Cap Growth Fund, Class Y (R)	$ 13,916,572
1,182,856	MEMBERS Large Cap Value Fund, Class Y (R)	13,259,820
1,344,249	MEMBERS Mid Cap Growth Fund, Class Y (R)*	7,258,943
770,791	MEMBERS Small Cap Value Fund, Class Y (R)	6,798,381
103,870	T Rowe Price New Era Fund	4,531,838
		87,705,383
	Total Investment Companies - 100.09%	115,108,738
	( Cost $112,290,791** )
NET OTHER ASSETS AND LIABILITIES - (0.09)%		(102,423)
TOTAL NET ASSETS - 100.00%		$115,006,315

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $115,491,420.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund..

See accompanying Notes to Financial Statements.

Money Market Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009

Par Value		Value (Note 2)
COMMERCIAL PAPER - 16.45%
	Consumer Discretionary - 4.32%
$4,000,000	The Walt Disney Co., 0.010%, due 02/04/10	$ 3,999,547
	Financials - 3.77%
3,500,000	Bank of America Corp., 0.010%, due 04/01/10	3,497,375
	Health Care - 8.36%
4,000,000	Abbott Laboratories, 0.010%, due 02/08/10	3,999,535
3,750,000	Johnson & Johnson, 0.010%, due 05/03/10	3,747,840
		7,747,375
	Total Commercial Paper	15,244,297
	( Cost $15,244,297 )
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 79.19%
	Fannie Mae - 24.24%
3,000,000	0.080%, due 01/11/10 (A)	2,999,933
4,000,000	0.120%, due 01/21/10 (A)	3,999,733
1,200,000	5.125%, due 02/16/10	1,207,470
4,000,000	0.050%, due 02/22/10 (A)	3,999,711
2,000,000	0.040%, due 03/01/10 (A)	1,999,869
1,750,000	0.080%, due 03/03/10 (A)	1,749,763
3,000,000	0.180%, due 03/10/10 (A)	2,998,980
3,500,000	0.110%, due 03/24/10 (A)	3,499,123
		22,454,582
	Federal Home Loan Bank - 22.97%
1,35 0,000	3.750%, due 01/08/10	1,350,940
4,000,000	0.122%, due 01/13/10 (A)	3,999,837
1,500,000	0.110%, due 01/22/10 (A)	1,499,904
4,300,000	0.070%, due 02/10/10 (A)	4,299,666
2,805,000	0.060%, due 02/12/10 (A)	2,804,804
2,500,000	0.060%, due 02/19/10 (A)	2,499,796
$2,000,000	0.070%, due 02/23/10 (A)	$ 1,999,794
825,000	0.090%, due 03/05/10 (A)	824,870
2,000,000	0.200%, due 06/02/10 (A)	1,998,311
		21,277,922
	Freddie Mac - 28.73%
4,500,000	0.100%, due 01/04/10 (A)	4,499,962
2,500,000	0.100%, due 01/06/10 (A)	2,499,965
2,776,000	0.020%, due 01/25/10 (A)	2,775,888
4,300,000	0.110%, due 01/26/10 (A)	4,299,671
4,000,000	0.060%, due 02/01/10 (A)	3,999,793
3,500,000	7.000%, due 03/15/10	3,548,949
4,000,000	0.100%, due 03/22/10 (A)	3,999,111
1,000,000	0.165%, due 03/30/10 (A)	999,597
		26,622,936
	U.S. Treasury Notes - 3.25%
3,000,000	1.750%, due 03/31/10	3,012,444
	Total U.S. Government and Agency Obligations ( Cost $73,367,884 )	73,367,884
Shares
INVESTMENT COMPANY - 3.61%
3,341,133	SSgA U.S. Treasury Money Market Fund	3,341,133
	Total Investment Company
	( Cost $3,341,133 )	3,341,133
TOTAL INVESTMENTS - 99.25% ( Cost $91,953,314** )		91,953,314
NET OTHER ASSETS AND LIABILITIES - 0.75%		694,319
TOTAL NET ASSETS - 100.00%		$ 92,647,633

**	Aggregate cost for Federal tax purposes was $91,953,314.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009

Par Value		Value (Note 2)
ASSET BACKED - 1.43%
$ 652,045	ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (M), 8.550%, due 09/21/30	$ 596,501
3,820,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.120%, due 10/15/14	4,100,493
3,500,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (G), 5.500%, due 11/25/33	3,152,518
2,475,000	Renaissance Home Equity Loan Trust, Series 2005-4, Class M9 (M), 7.000%, due 02/25/36	37,546
	Total Asset Backed	7,887,058
	( Cost $10,268,311 )
CORPORATE NOTES AND BONDS - 25.80%
	Consumer Discretionary - 1.37%
2,500,000	American Association of Retired Persons (C), 7.500%, due 05/01/31	2,599,297
1,140,000	DR Horton, Inc., 5.250%, due 02/15/15	1,071,600
4,400,000	ERAC USA Finance Co. (C), 6.700%, due 06/01/34	3,888,676
		7,559,573
	Consumer Staples - 0.75%
1,165,000	PepsiCo, Inc./NC, 4.650%, due 02/15/13	1,244,413
2,870,000	WM Wrigley Jr. Co., 4.300%, due 07/15/10	2,897,572
		4,141,985
	Energy - 1.71%
2,460,000	Hess Corp., 7.875%, due 10/01/29	2,950,411
1,400,000	Transocean, Inc., 6.000%, due 03/15/18	1,493,717
2,310,000	Transocean, Inc., 7.500%, due 04/15/31	2,635,045
2,275,000	Valero Energy Corp., 7.500%, due 04/15/32	2,339,567
		9,418,740
	Financials - 5.73%
$2,885,000	American General Finance Corp., 5.850%, due 06/01/13	$ 2,279,718
2,500,000	American General Finance Corp., Series H, 4.625%, due 09/01/10	2,422,915
1,165,000	Bank of America Corp., 5.750%, due 12/01/17	1,192,981
2,200,000	Bear Stearns Cos. LLC/The, 7.250%, due 02/01/18	2,525,277
1,250,000	General Electric Global Insurance, Holding Corp., 7.000%, due 02/15/26	1,221,318
1,680,000	General Electric Global Insurance, Holding Corp., 7.750%, due 06/15/30	1,747,926
2,750,000	Goldman Sachs Group, Inc./The, 5.700%, due 09/01/12	2,958,070
2,725,000	HCP, Inc., 6.700%, due 01/30/18	2,643,615
3,135,000	Lehman Brothers Holdings, Inc. (E), 5.750%, due 01/03/17	940
2,740,000	Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	2,932,230
1,060,000	Simon Property Group L.P., 5.875%, due 03/01/17	1,061,486
2,700,000	SLM Corp., 5.125%, due 08/27/12	2,531,180
750,000	UBS AG/Stamford CT, 5.750%, due 04/25/18	763,508
2,000,000	US Bank NA/Cincinnati, OH, 6.300%, due 02/04/14	2,216,096
2,735,000	Wells Fargo & Co., 5.250%, due 10/23/12	2,924,484
2,065,000	Western Union Co./The, 5.930%, due 10/01/16	2,227,563
		31,649,307
	Health Care - 3.42%
2,600,000	Eli Lilly & Co., 6.570%, due 01/01/16	2,891,101
1,740,000	Genentech, Inc., 5.250%, due 07/15/35	1,676,062
3,450,000	Medco Health Solutions, Inc., 7.250%, due 08/15/13	3,832,798
3,960,000	Merck & Co., Inc., 5.750%, due 11/15/36	4,058,394

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments
Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued
	Health Care (continued)
$3,500,000	Quest Diagnostics, Inc./DE, 5.450%, due 11/01/15	$ 3,783,847
2,370,000	Wyeth, 6.500%, due 02/01/34	2,619,826
		18,862,028
	Industrials - 3.04%
760,000	Boeing Co./The, 8.625%, due 11/15/31	983,279
1,380,000	Boeing Co./The, 6.875%, due 10/15/43	1,538,552
2,925,000	Burlington Northern Santa Fe Corp., 8.125%, due 04/15/20	3,536,597
3,200,000	General Electric Co., 5.000%, due 02/01/13	3,385,472
1,450,000	Lockheed Martin Corp., 7.650%, due 05/01/16	1,724,153
1,268,000	Norfolk Southern Corp., 5.590%, due 05/17/25	1,232,658
1,400,000	Norfolk Southern Corp., 7.050%, due 05/01/37	1,651,050
5,504	Southwest Airlines Co. 1994-A Pass, Through Trust, Series A3, 8.700%, due 07/01/11	5,705
2,465,000	Waste Management, Inc., 7.125%, due 12/15/17	2,733,015
		16,790,481
	Information Technology - 0.99%
2,400,000	Cisco Systems, Inc., 5.500%, due 02/22/16	2,634,958
2,640,000	Xerox Corp., 6.875%, due 08/15/11	2,821,006
		5,455,964
	Materials - 1.05%
585,000	EI Du Pont de Nemours & Co., 5.000%, due 01/15/13	626,496
2,250,000	Westvaco Corp., 8.200%, due 01/15/30	2,314,769
3,000,000	Weyerhaeuser Co., 7.375%, due 03/15/32	2,844,216
		5,785,481
	Telecommunications - 3.14%
3,920,000	Centennial Communications Corp. (G), 6.040%, due 01/01/13	3,920,000
3,080,000	Comcast Cable Communications, Holdings, Inc., 9.455%, due 11/15/22	3,961,327
4,225,000	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	4,539,323
3,000,000	Rogers Communications, Inc. (D), 6.250%, due 06/15/13	3,286,344
1,750,000	Sprint Nextel Corp., 6.000%, due 12/01/16	1,596,875
		17,303,869
	Utilities - 4.60%
2,000,000	Energy East Corp., 8.050%, due 11/15/10	2,114,860
3,445,000	Indianapolis Power & Light Co. (C), 6.050%, due 10/01/36	3,403,688
2,925,000	Interstate Power & Light Co., 6.250%, due 07/15/39	3,071,083
2,400,000	Progress Energy, Inc., 7.750%, due 03/01/31	2,821,834
$3,250,000	Sierra Pacific Power Co., Series M, 6.000%, due 05/15/16	$ 3,444,334
3,500,000	Southern Power Co., Series B, 6.250%, due 07/15/12	3,811,573
2,165,000	Southwestern Electric Power Co., Series E, 5.550%, due 01/15/17	2,184,621
1,165,000	Virginia Electric and Power Co., 5.100%, due 11/30/12	1,258,194
3,000,000	Wisconsin Electric Power Co., 6.500%, due 06/01/28	3,238,620
		25,348,807
	Total Corporate Notes and Bonds
	( Cost $143,317,980 )	142,316,235
MORTGAGE BACKED - 25.98%
	Fannie Mae - 22.01%
1,746,585	4.000%, due 04/01/15 Pool # 255719	1,789,509
2,402,992	5.500%, due 04/01/16 Pool # 745444	2,521,307
139,221	6.000%, due 05/01/16 Pool # 582558	149,202
491,752	5.500%, due 09/01/17 Pool # 657335	523,623
828,778	5.500%, due 02/01/18 Pool # 673194	882,492
2,863,220	5.000%, due 05/01/20 Pool # 813965	3,009,417
2,663,381	4.500%, due 09/01/20 Pool # 835465	2,764,393
348,806	6.000%, due 05/01/21 Pool # 253847	375,592
139,670	7.000%, due 12/01/29 Pool # 762813	155,719
169,151	7.000%, due 11/01/31 Pool # 607515	188,431
290,428	6.500%, due 03/01/32 Pool # 631377	313,844
5,188	7.000%, due 04/01/32 Pool # 641518	5,725
351,942	7.000%, due 05/01/32 Pool # 644591	392,057
2,570,041	6.500%, due 06/01/32 Pool # 545691	2,777,251
3,371,147	5.500%, due 04/01/33 Pool # 690206	3,543,216
4,866,499	5.000%, due 10/01/33 Pool # 254903	5,014,268
4,521,972	5.500%, due 11/01/33 Pool # 555880	4,752,781
95,126	5.000%, due 05/01/34 Pool # 782214	97,925
1,216,743	5.000%, due 06/01/34 Pool # 778891	1,252,548
4,769,154	5.500%, due 06/01/34 Pool # 780384	5,012,580
83,991	7.000%, due 07/01/34 Pool # 792636	92,498
536,281	5.500%, due 08/01/34 Pool # 793647	563,653
2,676,478	5.500%, due 03/01/35 Pool # 810075	2,811,417
2,996,637	5.500%, due 03/01/35 Pool # 815976	3,147,717
2,959,520	5.500%, due 07/01/35 Pool # 825283	3,108,729
3,815,625	5.000%, due 08/01/35 Pool # 829670	3,923,138
1,825,466	5.500%, due 08/01/35 Pool # 826872	1,917,500
2,980,359	5.000%, due 09/01/35 Pool # 820347	3,064,336
3,097,402	5.000%, due 09/01/35 Pool # 835699	3,184,678
5,005,577	5.000%, due 10/01/35 Pool # 797669	5,146,620
847,632	5.500%, due 10/01/35 Pool # 836912	890,366
3,943,934	5.000%, due 11/01/35 Pool # 844809	4,055,063

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments
Par Value		Value (Note 2)
MORTGAGE BACKED (continued
	Fannie Mae (continued
$3,833,155	5.000%, due 12/01/35 Pool # 850561	$ 3,941,162
1,226,997	5.500%, due 02/01/36 Pool # 851330	1,288,858
1,385,578	5.500%, due 10/01/36 Pool # 896340	1,453,053
6,520,327	5.500%, due 10/01/36 Pool # 901723	6,837,853
3,887,581	6.500%, due 10/01/36 Pool # 894118	4,171,861
4,459,018	6.000%, due 11/01/36 Pool # 902510	4,781,048
4,039,978	5.500%, due 02/01/37 Pool # 905140	4,236,717
3,619,342	5.500%, due 05/01/37 Pool # 899323	3,792,769
2,294,224	5.500%, due 05/01/37 Pool # 928292	2,404,155
4,444,553	6.000%, due 10/01/37 Pool # 947563	4,714,699
4,923,108	5.500%, due 07/01/38 Pool # 986973	5,159,008
5,478,525	5.000%, due 08/01/38 Pool # 988934	5,628,306
5,201,264	6.500%, due 08/01/38 Pool # 987711	5,575,625
		121,412,709
	Freddie Mac - 3.88%
2,575,795	5.000%, due 05/01/18 Pool # E96322	2,714,561
94,496	8.000%, due 06/01/30 Pool # C01005	108,272
375,146	7.000%, due 03/01/31 Pool # C48129	413,017
90,880	6.500%, due 03/01/32 Pool # C65648	98,150
3,437,661	5.000%, due 07/01/33 Pool # A11325	3,539,358
786,516	6.000%, due 10/01/34 Pool # A28439	839,606
661,568	6.000%, due 10/01/34 Pool # A28598	706,224
5,012,535	5.500%, due 11/01/34 Pool # A28282	5,273,083
496,819	5.000%, due 04/01/35 Pool # A32314	510,430
1,163,802	5.000%, due 04/01/35 Pool # A32315	1,195,685
1,238,621	5.000%, due 04/01/35 Pool # A32316	1,272,554
365,942	5.000%, due 04/01/35 Pool # A32509	375,967
4,218,601	5.000%, due 01/01/37 Pool # A56371	4,330,877
		21,377,784
	Ginnie Mae - 0.09%
63,384	8.000%, due 10/20/15 Pool # 002995	68,542
211,967	6.500%, due 02/20/29 Pool # 002714	229,821
172,069	6.500%, due 04/20/31 Pool # 003068	186,381
		484,744
	Total Mortgage Backed
	( Cost $135,724,319 )	143,275,237
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.12%
	Federal Farm Credit Bank - 0.82%
4,000,000	5.875%, due 10/03/16	4,502,212

	Fannie Mae - 1.23%
2,400,000	5.250%, due 08/01/12	$ 2,561,112
3,905,000	4.625%, due 10/15/14	4,231,029
		6,792,141
	Freddie Mac - 1.57%
2,500,000	4.875%, due 11/15/13	2,736,192
5,500,000	4.500%, due 01/15/14	5,945,176
		8,681,368
	U.S. Treasury Bonds - 2.38%
7,350,000	6.625%, due 02/15/27	9,179,459
4,000,000	4.500%, due 05/15/38	3,916,876
		13,096,335
	U.S. Treasury Notes - 37.12%
2,000,000	3.500%, due 02/15/10	2,007,656
9,625,000	3.875%, due 05/15/10	9,753,956
13,000,000	4.500%, due 11/15/10	13,452,465
5,000,000	0.875%, due 01/31/11	5,015,625
12,050,000	0.875%, due 02/28/11	12,079,185
1,485,000	4.750%, due 03/31/11	1,557,857
5,000,000	1.000%, due 07/31/11	5,007,615
23,100,000	4.625%, due 12/31/11	24,680,918
11,400,000	1.375%, due 02/15/12	11,432,957
6,425,000	4.625%, due 02/29/12	6,886,296
2,625,000	1.375%, due 05/15/12	2,625,000
6,000,000	4.875%, due 06/30/12	6,507,186
4,000,000	3.625%, due 05/15/13	4,235,000
2,710,000	3.125%, due 08/31/13	2,816,072
9,500,000	4.000%, due 02/15/14	10,158,321
10,000,000	1.875%, due 02/28/14	9,835,160
11,200,000	4.250%, due 08/15/14	12,082,874
3,600,000	2.375%, due 09/30/14	3,569,616
20,000,000	2.625%, due 12/31/14	19,942,200
8,900,000	4.250%, due 08/15/15	9,525,777
9,100,000	4.250%, due 11/15/17	9,537,937
19,750,000	2.750%, due 02/15/19	18,182,344
4,000,000	3.375%, due 11/15/19	3,847,520
		204,739,537
	Total U.S. Government and Agency Obligations ( Cost $232,975,739 )	237,811,593

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments

Shares		Value (Note 2)
INVESTMENT COMPANY - 2.80%
15,435,805	SSgA Prime Money Market Fund	$ 15,435,805
	Total Investment Company ( Cost $15,435,805 )	15,435,805
TOTAL INVESTMENTS - 99.13% ( Cost $537,722,154** )		546,725,928
NET OTHER ASSETS AND LIABILITIES - 0.87%		4,782,166
TOTAL NET ASSETS - 100.00%		$551,508,094

**	Aggregate cost for Federal tax purposes was $537,786,165.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."  The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.60% of total net assets.
(E)	In default. Issuer is bankrupt.
(G)	Floating rate or variable rate note. Rate shown is as of December 31, 2009.
(M)
Stated interest rate is contingent upon sufficient collateral market value.  If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Industry Allocation as a Percentage of Net Assets
as of December 31, 2009
Telecommunications	10%	Cash and Other Net Assets	4%	Chemicals	1%
Support Services	9%	Media - Cable	4%	Building Materials	1%
Health Care	8%	Food and Drug Retailers	3%	Leisure and Entertainment	1%
Utilities	7%	Environmental	2%	Aerospace/Defense	1%
Oil and Gas	7%	Transportation	2%	Forestry/Paper	1%
Media - Diversified and Services	6%	Media - Broadcasting	2%	Apparel/Textiles	1%
Non Food and Drug Retailers	5%	Packaging	2%	Restaurants	0%
Gaming	5%	General Industrial and Manufacturing	2%	Investment Management	0%
Automotive	5%	Beverage/Food	1%
Technology	4%	Metals and Mining	1%
Consumer Products	4%	Hotels	1%	Rounds to 0%

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS - 96.50%
	Aerospace/Defense - 0.67%
$250,000	Alliant Techsystems, Inc., 6.750%, due 04/01/16	$ 247,500
500,000	Moog, Inc., 7.250%, due 06/15/18	483,125
		730,625
	Apparel/Textiles - 0.57%
400,000	Iconix Brand Group, Inc. (P), 1.875%, due 06/30/12	357,500
250,000	Levi Strauss & Co., 9.750%, due 01/15/15	262,500
		620,000
	Automotive - 4.52%
500,000	American Axle & Manufacturing Holdings, Inc. (C), 9.250%, due 01/15/17	507,500
500,000	ArvinMeritor, Inc., 8.750%, due 03/01/12	507,500
250,000	ArvinMeritor, Inc. (P), 4.625%, due 03/01/26	219,375
1,000,000	Ford Motor Credit Co. LLC, 7.800%, due 06/01/12	1,010,753
500,000	Ford Motor Credit Co. LLC, 8.000%, due 06/01/14	513,394
500,000	Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	491,350
500,000	The Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	552,500
500,000	KAR Auction Services, Inc., 8.750%, due 05/01/14	515,625
250,000	Tenneco, Inc., 8.625%, due 11/15/14	252,188
350,000	Tenneco, Inc., 8.125%, due 11/15/15	353,937
		4,924,122
	Beverage/Food - 1.43%
$ 500,000	B&G Foods, Inc., 8.000%, due 10/01/11	$ 508,750
500,000	Constellation Brands, Inc., 7.250%, due 05/15/17	506,875
180,000	Michael Foods, Inc., 8.000%, due 11/15/13	184,275
350,000	NBTY, Inc., 7.125%, due 10/01/15	350,875
		1,550,775
	Building Materials - 0.91%
500,000	Masco Corp., 6.125%, due 10/03/16	476,470
500,000	USG Corp., 9.500%, due 01/15/18	515,000
		991,470
	Chemicals - 0.95%
600,000	Huntsman International LLC, 7.875%, due 11/15/14	586,500
500,000	Huntsman International LLC (C), 5.500%, due 06/30/16	443,750
		1,030,250
	Consumer Products - 3.86%
250,000	ACCO Brands Corp. (C), 10.625%, due 03/15/15	274,375
500,000	ACCO Brands Corp., 7.625%, due 08/15/15	465,000
500,000	Brunswick Corp./DE (C), 11.250%, due 11/01/16	540,000
240,000	Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	237,900
250,000	Easton-Bell Sports, Inc. (C), 9.750%, due 12/01/16	259,063
500,000	Jarden Corp., 7.500%, due 05/01/17	498,750
900,000	Leslie’s Poolmart, 7.750%, due 02/01/13	904,500
250,000	Sealy Mattress Co.8.250%, due 06/15/14	250,000
750,000	Visant Holding Corp., 8.750%, due 12/01/13	770,625
		4,200,213

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments
Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Environmental - 2.47%
$1,000,000	Casella Waste Systems, Inc., 9.750%, due 02/01/13	$ 987,500
200,000	Covanta Holding Corp. (P), 1.000%, due 02/01/27	186,750
500,000	Waste Services, Inc., 9.500%, due 04/15/14	522,500
1,000,000	WCA Waste Corp., 9.250%, due 06/15/14	996,250
		2,693,000
	Food & Drug Retailers - 3.00%
750,000	Ingles Markets, Inc., 8.875%, due 05/15/17	780,000
750,000	Rite Aid Corp., 7.500%, due 03/01/17	705,000
500,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. (C), 9.250%, due 04/01/15	507,500
250,000	Stater Brothers Holdings, 8.125%, due 06/15/12	252,500
500,000	Stater Brothers Holdings, 7.750%, due 04/15/15	507,500
500,000	Tops Markets LLC (C), 10.125%, due 10/15/15	515,000
		3,267,500
	Forestry/Paper - 0.57%
250,000	Cascades, Inc. (C)(D), 7.875%, due 01/15/20	253,750
350,000	Graphic Packaging International, Inc., 9.500%, due 06/15/17	371,000
		624,750
	Gaming - 4.86%
500,000	American Casino & Entertainment Properties LLC (C), 11.000%, due 06/15/14	421,250
500,000	Ameristar Casinos, Inc. (C), 9.250%, due 06/01/14	518,750
500,000	Boyd Gaming Corp., 6.750%, due 04/15/14	450,625
650,000	Global Cash Access, Inc./, Global Cash Finance Corp., 8.750%, due 03/15/12	647,562
750,000	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	667,500
500,000	MGM Mirage, 8.375%, due 02/01/11	473,750
300,000	Penn National Gaming, Inc., 6.750%, due 03/01/15	289,875
250,000	Penn National Gaming, Inc. (C), 8.750%, due 08/15/19	255,625
300,000	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	300,000
500,000	Pinnacle Entertainment, Inc. (C), 8.625%, due 08/01/17	510,000
750,000	Scientific Games Corp. (C), 7.875%, due 06/15/16	753,750
		5,288,687
	General Industrial & Manufacturing - 1.81%
$ 750,000	Baldor Electric Co., 8.625%, due 02/15/17	$ 766,875
750,000	Terex Corp., 8.000%, due 11/15/17	721,875
650,000	Trinity Industries, Inc. (P), 3.875%, due 06/01/36	485,875
		1,974,625
	Health Care - 7.71%
250,000	Accellent, Inc., 10.500%, due 12/01/13	240,625
750,000	Biomet, Inc., 10.000%, due 10/15/17	814,688
750,000	Biomet, Inc., 11.625%, due 10/15/17	828,750
250,000	DJO Finance LLC/DJO Finance Corp., 10.875%, due 11/15/14	263,750
500,000	HCA, Inc./DE, 6.750%, due 07/15/13	492,500
250,000	HCA, Inc./DE, 5.750%, due 03/15/14	235,000
950,000	HCA, Inc./DE, 9.250%, due 11/15/16	1,020,062
500,000	Hologic, Inc. (P), 2.000%, due 12/15/37	426,875
500,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, due 06/15/14	506,250
650,000	Omnicare, Inc., Series OCR (P), 3.250%, due 12/15/35	528,938
750,000	Psychiatric Solutions, Inc., Series 1, 7.750%, due 07/15/15	725,625
150,000	Select Medical Corp., 7.625%, due 02/01/15	145,500
500,000	Service Corp. International/US, 7.375%, due 10/01/14	502,500
500,000	Stewart Enterprises, Inc., 6.250%, due 02/15/13	486,875
650,000	Universal Hospital Services, Inc. (G), 3.859%, due 06/01/15	547,625
600,000	Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	621,750
		8,387,313
	Hotels - 1.10%
250,000	Gaylord Entertainment Co. (C)(P), 3.750%, due 10/01/14	254,688
200,000	Host Hotels & Resorts L.P., Series O, REIT, 6.375%, due 03/15/15	196,000
800,000	Wyndham Worldwide Corp., 6.000%, due 12/01/16	745,275
		1,195,963
	Investment Management - 0.25%
300,000	Nuveen Investments, Inc., 10.500%, due 11/15/15	272,250
	Leisure & Entertainment - 0.73%
650,000	Speedway Motorsports, Inc., 6.750%, due 06/01/13	646,750
150,000	Universal City Development Partners, Ltd. (C), 8.875%, due 11/15/15	146,812
		793,562

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments
Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Media - Broadcasting - 2.25%
$ 564,000	Allbritton Communications Co., 7.750%, due 12/15/12	$ 554,835
250,000	Belo Corp., 8.000%, due 11/15/16	256,875
210,000	Lamar Media Corp., 7.250%, due 01/01/13	209,475
250,000	Lamar Media Corp., 6.625%, due 08/15/15	242,500
500,000	Lamar Media Corp., Series C, 6.625%, due 08/15/15	480,000
500,000	LIN Television Corp., 6.500%, due 05/15/13	482,500
250,000	Sirius XM Radio, Inc. (P), 3.250%, due 10/15/11	225,000
		2,451,185
	Media - Cable - 3.49%
1,250,000	DISH DBS Corp., 7.125%, due 02/01/16	1,276,562
600,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, due 10/15/15	606,000
500,000	Mediacom LLC/Mediacom Capital Corp. (C), 9.125%, due 08/15/19	510,000
500,000	Viasat, Inc. (C), 8.875%, due 09/15/16	515,000
850,000	Virgin Media Finance PLC (D), 9.125%, due 08/15/16	895,688
		3,803,250
	Media - Diversified & Services - 6.04%
500,000	GeoEye, Inc. (C), 9.625%, due 10/01/15	514,375
1,000,000	Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	1,032,500
1,250,000	Intelsat Bermuda, Ltd. (C)(D), 11.250%, due 02/04/17	1,253,125
750,000	Intelsat Jackson Holdings, Ltd. (D), 11.250%, due 06/15/16	811,875
500,000	Intelsat, Ltd. (D), 6.500%, due 11/01/13	468,750
500,000	Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	555,000
250,000	Interpublic Group of Cos., Inc. (P), 4.250%, due 03/15/23	248,438
500,000	Liberty Media LLC (P), 3.125%, due 03/30/23	503,125
750,000	Nielsen Finance LLC/Nielsen Finance Co., 11.625%, due 02/01/14	842,812
100,000	Telesat Canada/Telesat LLC, 11.000%, due 11/01/15	108,500
250,000	WMG Acquisition Corp., 7.375%, due 04/15/14	241,562
		6,580,062
	Metals and Mining - 1.25%
500,000	Arch Western Finance LLC, 6.750%, due 07/01/13	496,250
650,000	Massey Energy Co. (P), 3.250%, due 08/01/15	567,938
$ 250,000	Teck Resources, Ltd. (D), 10.750%, due 05/15/19	$ 298,750
		1,362,938
	Non Food & Drug Retailers - 5.32%
250,000	Ltd. Brands, Inc., 6.900%, due 07/15/17	249,688
750,000	Ltd. Brands, Inc. (C), 8.500%, due 06/15/19	815,625
1,500,000	Michaels Stores, Inc., 11.375%, due 11/01/16	1,578,750
500,000	Penske Auto Group, Inc., 7.750%, due 12/15/16	483,750
750,000	QVC, Inc. (C), 7.500%, due 10/01/19	764,062
200,000	Sonic Automotive, Inc., Series B, 8.625%, due 08/15/13	199,000
500,000	Toys R US, Inc., 7.875%, due 04/15/13	502,500
500,000	Toys R US, Inc., 7.375%, due 10/15/18	457,500
750,000	Yankee Acquisition Corp./MA, Series B, 8.500%, due 02/15/15	744,375
		5,795,250
	Oil & Gas - 7.21%
200,000	Chesapeake Energy Corp., 6.875%, due 01/15/16	200,000
500,000	Chesapeake Energy Corp., 6.250%, due 01/15/18	480,000
500,000	Cimarex Energy Co., 7.125%, due 05/01/17	505,000
400,000	Complete Production Services, Inc., 8.000%, due 12/15/16	394,500
250,000	Continental Resources, Inc./OK (C), 8.250%, due 10/01/19	262,500
500,000	Encore Acquisition Co., 6.000%, due 07/15/15	500,000
1,000,000	EXCO Resources, Inc., 7.250%, due 01/15/11	997,500
150,000	Helix Energy Solutions Group, Inc. (C), 9.500%, due 01/15/16	153,750
500,000	Helix Energy Solutions Group, Inc. (P), 3.250%, due 12/15/25	450,000
750,000	Key Energy Services, Inc., 8.375%, due 12/01/14	751,875
500,000	Mariner Energy, Inc., 8.000%, due 05/15/17	480,000
1,500,000	Petroplus Finance, Ltd. (C)(D), 7.000%, due 05/01/17	1,350,000
500,000	Plains Exploration & Production Co., 10.000%, due 03/01/16	547,500
750,000	Tesoro Corp./Texas, 9.750%, due 06/01/19	776,250
		7,848,875
	Packaging - 1.89%
500,000	Crown Americas LLC/Crown Americas Capital Corp. II (C), 7.625%, due 05/15/17	518,750
500,000	Graham Packaging Co., L.P./GPC Capital Corp. I, 9.875%, due 10/15/14	510,000
1,000,000	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC (C), 7.750%, due 10/15/16	1,022,500
		2,051,250

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments
Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Restaurants - 0.50%
$500,000	Wendy’s/Arby’s Restaurants LLC, 10.000%, due 07/15/16	$ 545,000
	Support Services - 9.40%
250,000	Affinion Group, Inc., 10.125%, due 10/15/13	256,875
750,000	Affinion Group, Inc., 11.500%, due 10/15/15	785,625
1,750,000	ARAMARK Corp., 8.500%, due 02/01/15	1,802,500
500,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.625%, due 05/15/14	475,000
250,000	Avis Budget Group, Inc. (C)(P), 3.500%, due 10/01/14	271,875
1,000,000	FTI Consulting, Inc., 7.750%, due 10/01/16	1,012,500
200,000	Hertz Corp./The, 10.500%, due 01/01/16	213,500
500,000	Iron Mountain, Inc., 7.750%, due 01/15/15	502,500
500,000	Mac-Gray Corp., 7.625%, due 08/15/15	485,625
500,000	NASDAQ OMX Group, Inc./The (P), 2.500%, due 08/15/13	468,750
900,000	RSC Equipment Rental, Inc., 9.500%, due 12/01/14	901,125
750,000	ServiceMaster Co./The, PIK (C), 10.750%, due 07/15/15	780,000
550,000	United Rentals North America, Inc., 7.750%, due 11/15/13	517,000
250,000	United Rentals North America, Inc., 10.875%, due 06/15/16	271,875
400,000	United Rentals North America, Inc., 9.250%, due 12/15/19	413,000
600,000	West Corp., 9.500%, due 10/15/14	609,000
450,000	West Corp., 11.000%, due 10/15/16	470,250
		10,237,000
	Technology - 4.28%
250,000	Advanced Micro Devices, Inc. (C), 8.125%, due 12/15/17	249,062
250,000	GXS Worldwide, Inc. (C), 9.750%, due 06/15/15	245,625
600,000	Sanmina-SCI Corp., 8.125%, due 03/01/16	598,500
500,000	SAVVIS, Inc. (P), 3.000%, due 05/15/12	455,000
1,500,000	Sungard Data Systems, Inc., 9.125%, due 08/15/13	1,537,500
750,000	Sungard Data Systems, Inc., 10.625%, due 05/15/15	825,938
750,000	Syniverse Technologies, Inc., Series B, 7.750%, due 08/15/13	745,312
		4,656,937
	Telecommunications - 10.05%
$1,000,000	Cincinnati Bell, Inc., 8.375%, due 01/15/14	$ 1,017,500
700,000	Cincinnati Bell Telephone Co. LLC, 6.300%, due 12/01/28	546,000
1,250,000	Frontier Communications Corp., 6.625%, due 03/15/15	1,215,625
150,000	Level 3 Communications, Inc. (P), 5.250%, due 12/15/11	142,312
350,000	Level 3 Communications, Inc. (P), 3.500%, due 06/15/12	306,250
1,500,000	Nordic Telephone Co. Holdings ApS (C)(D), 8.875%, due 05/01/16	1,586,250
500,000	Qwest Communications International, Inc., 7.500%, due 02/15/14	501,875
500,000	Qwest Communications International, Inc., Series B, 7.500%, due 02/15/14	501,875
650,000	SBA Communications Corp. (P), 1.875%, due 05/01/13	667,063
500,000	Sprint Nextel Corp., 6.000%, due 12/01/16	456,250
1,000,000	Sprint Nextel Corp., 8.375%, due 08/15/17	1,020,000
1,500,000	Wind Acquisition Finance S.A. (C)(D), 11.750%, due 07/15/17	1,638,750
600,000	Windstream Corp., 8.625%, due 08/01/16	610,500
500,000	Windstream Corp. (C), 7.875%, due 11/01/17	493,750
250,000	Windstream Corp., 7.000%, due 03/15/19	233,750
		10,937,750
	Transportation - 2.17%
500,000	Bristow Group, Inc., 6.125%, due 06/15/13	493,750
750,000	Bristow Group, Inc., 7.500%, due 09/15/17	742,500
755,000	Gulfmark Offshore, Inc., 7.750%, due 07/15/14	751,225
400,000	Hornbeck Offshore Services, Inc., Series B, 6.125%, due 12/01/14	373,500
		2,360,975
	Utilities - 7.24%
500,000	The AES Corp., 8.000%, due 06/01/20	508,750
500,000	Calpine Corp. (C), 7.250%, due 10/15/17	480,000
500,000	Edison Mission Energy, 7.200%, due 05/15/19	378,750
1,000,000	Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., 8.750%, due 06/15/12	1,012,500
500,000	Inergy L.P./Inergy Finance Corp., 6.875%, due 12/15/14	493,750
1,000,000	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Series B, 8.750%, due 04/15/18	1,030,000
750,000	Mirant Americas Generation LLC, 8.300%, due 05/01/11	768,750
750,000	Mirant Americas Generation LLC, 8.500%, due 10/01/21	712,500

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments
Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Utilities (continued)
$ 250,000	Mirant North America LLC, 7.375%, due 12/31/13	$ 247,187
1,750,000	NRG Energy, Inc., 7.375%, due 02/01/16	1,752,188
500,000	RRI Energy, Inc., 7.625%, due 06/15/14	495,000
		7,879,375
	Total Corporate Notes and Bonds ( Cost $99,960,314 )	105,054,952
Shares
INVESTMENT COMPANY - 1.77%
1,932,131	SSgA Prime Money Market Fund	1,932,131
	Total Investment Company ( Cost $1,932,131 )	1,932,131
TOTAL INVESTMENTS - 98.27% ( Cost $101,892,445** )		106,987,083
NET OTHER ASSETS AND LIABILITIES - 1.73%		1,883,038
TOTAL NET ASSETS - 100.00%		$108,870,121

**	Aggregate cost for Federal tax purposes was $101,955,301.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."  The securities have been determined to be liquid under  guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 7.86% of total net assets.
(G)	Floating rate or variable rate note. Rate shown is as of December 31, 2009.
(P)	Convertible.
PIK	Payment in Kind.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value ( Note 2)
COMMON STOCKS - 43.34%
	Consumer Discretionary - 2.53%
60,000	Darden Restaurants, Inc.	$ 2,104,200
50,000	Genuine Parts Co.	1,898,000
76,400	McDonald’s Corp.	4,770,416
26,800	VF Corp.	1,962,832
		10,735,448
	Consumer Staples - 6.72%
192,500	Altria Group, Inc.	3,778,775
54,000	Avon Products, Inc.	1,701,000
79,900	Coca-Cola Co./The	4,554,300
45,200	Kimberly-Clark Corp.	2,879,692
112,018	Kraft Foods, Inc., Class A	3,044,649
61,000	PepsiCo, Inc./NC	3,708,800
124,700	Philip Morris International, Inc.	6,009,293
102,100	Sysco Corp.	2,852,674
		28,529,183
	Energy - 3.66%
119,800	Chevron Corp.	9,223,402
89,600	ConocoPhillips	4,575,872
55,500	Marathon Oil Corp.	1,732,710
		15,531,984
	Financials - 5.11%
43,000	Aflac, Inc.	1,988,750
109,100	Bank of New York Mellon Corp./The	3,051,527
63,000	Morgan Stanley	1,864,800
110,000	NYSE Euronext	2,783,000
38,500	Travelers Cos., Inc./The	1,919,610
102,000	US Bancorp	2,296,020
218,000	Wells Fargo & Co.	5,883,820
72,000	Willis Group Holdings, Ltd.	1,899,360
		21,686,887
	Health Care - 6.48%
130,000	Johnson & Johnson	$ 8,373,300
188,000	Merck & Co., Inc.	6,869,520
56,900	Novartis AG, ADR	3,097,067
505,819	Pfizer, Inc.	9,200,848
		27,540,735
	Industrials - 7.48%
34,200	3M Co.	2,827,314
79,700	Boeing Co./The	4,314,161
33,500	Deere & Co.	1,812,015
118,900	Emerson Electric Co.	5,065,140
117,300	Honeywell International, Inc.	4,598,160
48,400	Lockheed Martin Corp.	3,646,940
35,400	Norfolk Southern Corp.	1,855,668
31,600	United Parcel Service, Inc., Class B	1,812,892
26,800	United Technologies Corp.	1,860,188
117,400	Waste Management, Inc.	3,969,294
		31,761,772
	Information Technology - 2.92%
58,600	Automatic Data Processing, Inc.	2,509,252
275,500	Intel Corp.	5,620,200
107,000	Maxim Integrated Products, Inc.	2,172,100
68,000	Paychex, Inc.	2,083,520
		12,385,072
	Materials - 1.37%
109,300	EI Du Pont de Nemours & Co.	3,680,131
46,000	Nucor Corp.	2,145,900
		5,826,031
	Telecommunication Services - 3.56%
298,015	AT&T, Inc.	8,353,360
27,700	CenturyTel, Inc.	1,003,017
174,100	Verizon Communications, Inc.	5,767,933
		15,124,310

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments
Shares		Value ( Note 2)
COMMON STOCKS (continued)
	Utilities - 3.51%
45,000	Consolidated Edison, Inc.	$ 2,044,350
122,000	Duke Energy Corp.	2,099,620
54,700	Exelon Corp.	2,673,189
61,300	FirstEnergy Corp.	2,847,385
47,000	Progress Energy, Inc.	1,927,470
99,700	Southern Co.	3,322,004
		14,914,018
	Total Common Stocks( Cost $168,737,153 )	184,035,440
Par Value
ASSET BACKED - 1.12%
$ 599,648	ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (M), 8.550%, due 09/21/30	548,569
1,975,000	CarMax Auto Owner Trust, Series 2007-2, Class B, 5.370%, due 03/15/13	1,998,631
2,045,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.120%, due 10/15/14	2,195,159
1,025,000	Renaissance Home Equity Loan Trust, Series 2005-4, Class M9 (M), 7.000%, due 02/25/36	15,549
	Total Asset Backed ( Cost $5,581,550 )	4,757,908
CORPORATE NOTES AND BONDS - 20.87%
	Consumer Discretionary - 1.35%
$2,000,000	American Association of Retired Persons (C), 7.500%, due 05/01/31	2,079,438
515,000	DR Horton, Inc., 5.250%, due 02/15/15	484,100
1,850,000	ERAC USA Finance Co. (C), 6.700%, due 06/01/34	1,635,011
1,600,000	Royal Caribbean Cruises, Ltd. (D), 7.250%, due 06/15/16	1,546,000
		5,744,549
	Consumer Staples - 0.91%
2,025,000	Kraft Foods, Inc., 6.500%, due 11/01/31	2,034,165
620,000	PepsiCo, Inc./NC, 4.650%, due 02/15/13	662,263
1,170,000	WM Wrigley Jr. Co., 4.300%, due 07/15/10	1,181,240
		3,877,668
	Energy - 1.65%
2,000,000	Chesapeake Energy Corp., 6.375%, due 06/15/15	1,960,000
1,500,000	ConocoPhillips, 6.650%, due 07/15/18	1,693,376
1,150,000	Hess Corp., 7.875%, due 10/01/29	1,379,257
750,000	Transocean, Inc., 6.000%, due 03/15/18	800,206
1,030,000	Transocean, Inc., 7.500%, due 04/15/31	1,174,933
		7,007,772
Par Value		Value ( Note 2)
	Financials - 5.70%
$1,115,000	American General Finance Corp., 5.850%, due 06/01/13	$ 881,070
1,500,000	American General Finance Corp., Series H, 4.625%, due 09/01/10	1,453,749
620,000	Bank of America Corp., 5.750%, due 12/01/17	634,891
1,130,000	Bear Stearns Cos. LLC/The, 7.250%, due 02/01/18	1,297,074
1,000,000	General Electric Global Insurance Holding Corp., 7.000%, due 02/15/26	977,054
785,000	General Electric Global Insurance Holding Corp., 7.750%, due 06/15/30	816,739
1,450,000	HCP, Inc., 6.700%, due 01/30/18	1,406,694
1,735,000	Lehman Brothers Holdings, Inc. (E), 5.750%, due 01/03/17	521
1,415,000	Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	1,514,272
2,400,000	National Rural Utilities Cooperative Finance Corp., Series C, 7.250%, due 03/01/12	2,638,171
2,400,000	Nationwide Health Properties, Inc., Series D, 8.250%, due 07/01/12	2,545,683
3,240,000	Nissan Motor Acceptance Corp. (C), 5.625%, due 03/14/11	3,305,843
530,000	Simon Property Group L.P., 5.875%, due 03/01/17	530,743
1,505,000	SLM Corp., 5.125%, due 08/27/12	1,410,898
2,000,000	US Bank NA/Cincinnati, OH, 6.300%, due 02/04/14	2,216,096
1,450,000	Wells Fargo & Co., 5.250%, due 10/23/12	1,550,458
935,000	The Western Union Co., 5.930%, due 10/01/16	1,008,606
		24,188,562
	Health Care - 2.89%
3,950,000	Amgen, Inc., 5.850%, due 06/01/17	4,316,366
1,200,000	Eli Lilly & Co., 6.570%, due 01/01/16	1,334,354
740,000	Genentech, Inc., 5.250%, due 07/15/35	712,808
1,550,000	Medco Health Solutions, Inc., 7.250%, due 08/15/13	1,721,982
1,320,000	Merck & Co., Inc., 5.750%, due 11/15/36	1,352,798
1,500,000	Quest Diagnostics, Inc./DE, 5.450%, due 11/01/15	1,621,649
1,100,000	Wyeth, 6.500%, due 02/01/34	1,215,953
		12,275,910
	Industrials - 1.69%
350,000	Boeing Co./The, 8.625%, due 11/15/31	452,826
620,000	Boeing Co./The, 6.875%, due 10/15/43	691,234
1,365,000	Burlington Northern Santa Fe Corp., 8.125%, due 04/15/20	1,650,412
780,000	Lockheed Martin Corp., 7.650%, due 05/01/16	927,475
957,000	Norfolk Southern Corp.5.590%, due 05/17/25	930,327

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments
Par Value		Value ( Note 2)
CORPORATE NOTES AND BONDS (continued)
	Health Care (continued)
$1,050,000	Norfolk Southern Corp., 7.050%, due 05/01/37	$ 1,238,287
1,150,000	Waste Management, Inc., 7.125%, due 12/15/17	1,275,037
		7,165,598
	Information Technology - 0.25%
960,000	Cisco Systems, Inc., 5.500%, due 02/22/16	1,053,983
	Materials - 0.33%
310,000	EI Du Pont de Nemours & Co., 5.000%, due 01/15/13	331,989
1,025,000	Westvaco Corp., 8.200%, due 01/15/30	1,054,506
		1,386,495
	Telecommunications - 1.46%
1,750,000	Centennial Communications Corp. (G), 6.040%, due 01/01/13	1,750,000
1,780,000	Comcast Cable Communications Holdings, Inc., 9.455%, due 11/15/22	2,289,338
1,315,000	Rogers Communications, Inc. (D), 6.250%, due 06/15/13	1,440,514
795,000	Sprint Nextel Corp., 6.000%, due 12/01/16	725,438
		6,205,290
	Utilities - 4.64%
2,000,000	Energy East Corp., 8.050%, due 11/15/10	2,114,860
1,555,000	Indianapolis Power & Light Co. (C), 6.050%, due 10/01/36	1,536,352
1,365,000	Interstate Power & Light Co., 6.250%, due 07/15/39	1,433,172
4,000,000	MidAmerican Energy Co., 5.650%, due 07/15/12	4,318,164
1,600,000	Nevada Power Co., Series R, 6.750%, due 07/01/37	1,706,371
2,000,000	Progress Energy, Inc., 7.750%, due 03/01/31	2,351,528
474,000	Sierra Pacific Power Co., Series M, 6.000%, due 05/15/16	502,343
1,500,000	Southern Power Co., Series B, 6.250%, due 07/15/12	1,633,532
835,000	Southwestern Electric Power Co., Series E, 5.550%, due 01/15/17	842,568
620,000	Virginia Electric and Power Co., 5.100%, due 11/30/12	669,597
2,400,000	Westar Energy, Inc., 6.000%, due 07/01/14	2,601,163
		19,709,650
	Total Corporate Notes and Bonds ( Cost $88,320,122 )	88,615,477
Par Value		Value ( Note 2)
MORTGAGE BACKED - 16.12%
	Fannie Mae - 14.11%
$819,993	4.000%, due 04/01/15 Pool # 255719	$ 840,145
928,654	5.500%, due 04/01/16 Pool # 745444	974,378
255,238	6.000%, due 05/01/16 Pool # 582558	273,537
1,554,004	5.000%, due 12/01/17 Pool # 672243	1,637,724
1,637,324	4.500%, due 09/01/20 Pool # 835465	1,699,422
296,745	6.000%, due 05/01/21 Pool # 253847	319,533
65,408	7.000%, due 12/01/29 Pool # 762813	72,924
169,151	7.000%, due 11/01/31 Pool # 607515	188,431
2,778	7.000%, due 04/01/32 Pool # 641518	3,066
193,485	7.000%, due 05/01/32 Pool # 644591	215,539
929,169	6.500%, due 06/01/32 Pool # 545691	1,004,083
819,317	6.500%, due 09/01/33 Pool # 737582	883,839
1,310,528	5.500%, due 10/01/33 Pool # 254904	1,377,419
4,521,972	5.500%, due 11/01/33 Pool # 555880	4,752,781
4,036,745	5.000%, due 05/01/34 Pool # 780890	4,155,535
40,201	7.000%, due 07/01/34 Pool # 792636	44,274
518,102	5.500%, due 08/01/34 Pool # 793647	544,546
2,907,402	5.500%, due 03/01/35 Pool # 815976	3,053,984
1,230,395	5.500%, due 07/01/35 Pool # 825283	1,292,427
801,044	5.500%, due 08/01/35 Pool # 826872	841,430
1,218,087	5.000%, due 09/01/35 Pool # 820347	1,252,409
1,296,535	5.000%, due 09/01/35 Pool # 835699	1,333,068
1,568,012	5.000%, due 10/01/35 Pool # 797669	1,612,194
1,852,266	5.500%, due 10/01/35 Pool # 836912	1,945,651
1,603,511	5.000%, due 12/01/35 Pool # 850561	1,648,693
3,289,528	5.500%, due 12/01/35 Pool # 844583	3,455,376
551,092	5.500%, due 02/01/36 Pool # 851330	578,876
2,269,697	5.500%, due 09/01/36 Pool # 831820	2,380,227
1,550,686	6.000%, due 09/01/36 Pool # 831741	1,647,120
623,414	5.500%, due 10/01/36 Pool # 896340	653,773
2,445,123	5.500%, due 10/01/36 Pool # 901723	2,564,195
1,788,801	6.500%, due 10/01/36 Pool # 894118	1,919,607
2,312,688	6.000%, due 11/01/36 Pool # 902510	2,479,709
2,553,623	5.500%, due 12/01/36 Pool # 902853	2,677,979
2,360,612	5.500%, due 12/01/36 Pool # 903059	2,475,569
1,969,341	5.500%, due 12/01/36 Pool # 907512	2,065,244
2,449,881	5.500%, due 12/01/36 Pool # 907635	2,569,185
2,351,520	6.000%, due 12/01/36 Pool # 903002	2,497,756
		59,931,648
	Freddie Mac - 1.97%
75,597	8.000%, due 06/01/30 Pool # C01005	86,618
305,014	6.500%, due 01/01/32 Pool # C62333	329,891
36,972	6.500%, due 03/01/32 Pool # C65648	39,930
3,437,661	5.000%, due 07/01/33 Pool # A11325	3,539,358

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments
Par Value		Value ( Note 2)
MORTGAGE BACKED (continued)
	Freddie Mac (continued)
$ 364,761	6.000%, due 10/01/34 Pool # A28439	$ 389,382
306,814	6.000%, due 10/01/34 Pool # A28598	327,524
268,662	5.000%, due 04/01/35 Pool # A32314	276,022
519,689	5.000%, due 04/01/35 Pool # A32315	533,926
425,774	5.000%, due 04/01/35 Pool # A32316	437,438
243,038	5.000%, due 04/01/35 Pool # A32509	249,697
2,109,300	5.000%, due 01/01/37 Pool # A56371	2,165,439
		8,375,225
	Ginnie Mae - 0.04%
141,704	6.500%, due 04/20/31 Pool # 003068	153,490
	Total Mortgage Backed ( Cost $64,920,244 )	68,460,363
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.39%
	Fannie Mae - 0.19%
750,000	5.250%, due 08/01/12	800,347
	Freddie Mac. - 0.36%
1,400,000	4.500%, due 01/15/14	1,513,317
	U.S. Treasury Bills - 0.59% (A)
2,500,000	0.095%, due 01/14/10	2,499,914
	U.S. Treasury Bonds - 1.55%
5,270,000	6.625%, due 02/15/27	6,581,735
	U.S. Treasury Notes - 12.70%
1,850,000	3.875%, due 05/15/10	1,874,786
500,000	4.500%, due 11/15/10	517,402
2,050,000	0.875%, due 02/28/11	2,054,965
500,000	4.750%, due 03/31/11	524,531
3,900,000	4.875%, due 04/30/11	4,107,796
3,000,000	1.000%, due 07/31/11	3,004,569
6,150,000	4.625%, due 12/31/11	6,570,894
1,125,000	1.375%, due 02/15/12	1,128,252
3,400,000	4.625%, due 02/29/12	3,644,110
1,312,000	1.375%, due 05/15/12	1,312,000
2,500,000	4.000%, due 11/15/12	2,670,507
1,980,000	3.625%, due 05/15/13	2,096,325
1,175,000	3.125%, due 08/31/13	1,220,991
4,810,000	4.000%, due 02/15/14	5,143,319
4,965,000	4.250%, due 08/15/14	5,356,381
1,400,000	2.375%, due 09/30/14	1,388,184
3,550,000	4.500%, due 02/15/16	3,829,286
5,100,000	4.250%, due 11/15/17	5,345,438
Par Value		Value ( Note 2)
$1,300,000	2.750%, due 02/15/19	$ 1,196,812
1,000,000	3.375%, due 11/15/19	961,880
		53,948,428
	Total U.S. Government and Agency Obligations ( Cost $63,349,927 )	65,343,741
Shares
INVESTMENT COMPANY - 2.52%
10,711,880	SSgA Prime Money Market Fund	10,711,880
	Total Investment Company ( Cost $10,711,880 )	10,711,880
TOTAL INVESTMENTS - 99.36% ( Cost $401,620,876** )		421,924,809
NET OTHER ASSETS AND LIABILITIES - 0.64%		2,717,533
TOTAL NET ASSETS - 100.00%		$424,642,342

**	Aggregate cost for Federal tax purposes was $402,477,534.
(A)	Rate noted represents annualized yield at time of purchase.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.70% of total net assets.
(E)	In default. Issuer is bankrupt.
(G)	Floating rate or variable rate note. Rate shown is as of December 31, 2009.
(M)
Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

ADR	American Depositary Receipt.

See accompanying Notes to Financial Statements.

Large Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 98.62%
	Consumer Discretionary - 7.10%
91,000	AutoZone, Inc. *	$ 14,384,370
101,000	ITT Educational Services, Inc. *	9,691,960
212,900	Lowe’s Cos., Inc.	4,979,731
260,800	Omnicom Group, Inc.	10,210,320
176,400	Walt Disney Co./The	5,688,900
		44,955,281
	Consumer Staples - 6.19%
200,000	CVS Caremark Corp.	6,442,000
100,000	Diageo PLC, ADR	6,941,000
106,300	PepsiCo, Inc./NC	6,463,040
103,000	Procter & Gamble Co./The	6,244,890
245,700	Wal-Mart Stores, Inc.	13,132,665
		39,223,595
	Energy - 21.33%
407,646	Chevron Corp.	31,384,665
416,100	ConocoPhillips	21,250,227
133,300	Devon Energy Corp.	9,797,550
390,000	Noble Corp.	15,873,000
192,800	Occidental Petroleum Corp.	15,684,280
207,300	Southwestern Energy Co. *	9,991,860
682,000	Weatherford International, Ltd. *	12,214,620
318,000	Williams Cos., Inc./The	6,703,440
262,200	XTO Energy, Inc.	12,200,166
		135,099,808
	Financials - 21.45%
144,900	Aflac, Inc.	6,701,625
115,500	Arch Capital Group, Ltd. *	8,264,025
1,526,242	Bank of America Corp.	22,985,205
458,000	Bank of New York Mellon Corp./The	12,810,260
37,500	Goldman Sachs Group, Inc./The	6,331,500
538,588	JPMorgan Chase & Co.	22,442,962
Shares		Value (Note 2)
956,000	Keycorp	$ 5,305,800
375,000	Morgan Stanley	11,100,000
78,069	Simon Property Group, Inc., REIT	6,229,906
167,000	State Street Corp.	7,271,180
297,200	US Bancorp	6,689,972
505,000	Wells Fargo & Co.	13,629,950
230,000	Willis Group Holdings, Ltd.	6,067,400
		135,829,785
	Health Care - 12.38%
114,000	Baxter International, Inc.	6,689,520
81,200	CR Bard, Inc.	6,325,480
257,500	Johnson & Johnson	16,585,575
237,900	Merck & Co., Inc.	8,692,866
1,291,700	Pfizer, Inc.	23,496,023
545,000	UnitedHealth Group, Inc.	16,611,600
		78,401,064
	Industrials - 9.67%
173,000	Deere & Co.	9,357,570
560,000	General Electric Co.	8,472,800
166,000	Lockheed Martin Corp.	12,508,100
204,000	Norfolk Southern Corp.	10,693,680
134,800	United Technologies Corp.	9,356,468
320,100	Waste Management, Inc.	10,822,581
		61,211,199

	Information Technology - 7.27%
452,927	EMC Corp./Massachusetts *	7,912,635
471,700	Intel Corp.	9,622,680
107,200	International Business Machines Corp.	14,032,480
345,200	Maxim Integrated Products, Inc.	7,007,560
305,100	Oracle Corp.	7,487,154
		46,062,509

See accompanying Notes to Financial Statements.

Large Cap Value Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Materials - 3.12%
203,200	EI Du Pont de Nemours & Co.	$ 6,841,744
78,796	Freeport-McMoRan Copper & Gold, Inc. *	6,326,531
140,500	Nucor Corp.	6,554,325
		19,722,600
	Telecommunication Services - 5.15%
748,287	AT&T, Inc.	20,974,485
351,335	Verizon Communications, Inc.	11,639,728
		32,614,213
	Utilities - 4.96%
376,400	Edison International	13,091,192
257,700	Exelon Corp.	12,593,799
138,399	Questar Corp.	5,753,246
		31,438,237
	Total Common Stocks ( Cost $581,813,586 )	624,558,291
Shares		Value (Note 2)
INVESTMENT COMPANY - 1.30%
8,250,997	SSgA Prime Money Market Fund	$ 8,250,997
	Total Investment Company ( Cost $8,250,997 )	8,250,997
TOTAL INVESTMENTS - 99.92% ( Cost $590,064,583** )		632,809,288
NET OTHER ASSETS AND LIABILITIES - 0.08%		506,239
TOTAL NET ASSETS - 100.00%		$633,315,527

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $591,226,249.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Large Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 98.00%
	Consumer Discretionary - 11.61%
24,600	Amazon.com, Inc. *	$ 3,309,192
20,900	AutoZone, Inc. *	3,303,663
68,500	ITT Educational Services, Inc. *	6,573,260
26,300	Kohl’s Corp. *	1,418,359
38,400	Mastercard, Inc., Class A	9,829,632
77,200	McDonald’s Corp.	4,820,368
34,800	TJX Cos., Inc.	1,271,940
173,000	Visa, Inc., Class A	15,130,580
152,800	Yum! Brands, Inc.	5,343,416
		51,000,410
	Consumer Staples - 11.74%
55,100	Colgate-Palmolive Co.	4,526,465
84,700	Diageo PLC, ADR	5,879,027
100,775	Kellogg Co.	5,361,230
67,200	Lorillard, Inc.	5,391,456
199,300	PepsiCo, Inc./NC	12,117,440
342,900	Wal-Mart Stores, Inc.	18,328,005
		51,603,623
	Energy - 8.60%
53,200	Cameron International Corp. *	2,223,760
105,100	Noble Corp.	4,277,570
387,200	PetroHawk Energy Corp. *	9,288,928
46,400	Range Resources Corp.	2,313,040
67,800	Schlumberger, Ltd.	4,413,102
114,600	Southwestern Energy Co. *	5,523,720
544,900	Weatherford International, Ltd. *	9,759,159
		37,799,279
	Financials - 6.50%
37,300	Aflac, Inc.	1,725,125
460,988	Axis Capital Holdings, Ltd.	13,096,669
281,452	Bank of New York Mellon Corp./The	7,872,213
Shares		Value (Note 2)
52,300	IntercontinentalExchange, Inc. *	$ 5,873,290
		28,567,297
	Health Care - 15.41%
26,000	Allergan, Inc./United States	1,638,260
78,300	Celgene Corp. *	4,359,744
151,700	Gilead Sciences, Inc. *	6,565,576
142,600	HMS Holdings Corp. *	6,943,194
6,800	Intuitive Surgical, Inc. *	2,062,576
322,590	Johnson & Johnson	20,778,022
180,000	Roche Holding AG, ADR	7,596,000
147,000	St. Jude Medical, Inc. *	5,406,660
406,540	UnitedHealth Group, Inc.	12,391,339
		67,741,371
	Industrials - 6.19%
231,000	ABB, Ltd., ADR *	4,412,100
166,100	Aecom Technology Corp. *	4,567,750
130,000	Boeing Co./The	7,036,900
33,300	Deere & Co.	1,801,197
81,300	ITT Corp.	4,043,862
103,600	Raytheon Co.	5,337,472
		27,199,281
	Information Technology - Semiconductors - 5.58%
692,000	Intel Corp.	14,116,800
102,600	Novellus Systems, Inc. *	2,394,684
151,500	Texas Instruments, Inc.	3,948,090
113,200	Varian Semiconductor Equipment Associates, Inc. *	4,061,616
		24,521,190
	Information Technology - Software - 14.29%
100,000	BMC Software, Inc. *	4,010,000
54,700	Citrix Systems, Inc. *	2,276,067

See accompanying Notes to Financial Statements.

Large Cap Growth Fund Portfolio of Investments
Shares		Value (Note 2)
COMMON STOCKS (continued)
	Information Technology - Software (continued)
34,300	Google, Inc., Class A *	$ 21,265,314
726,200	Microsoft Corp.	22,141,838
325,600	Oracle Corp.	7,990,224
69,200	Salesforce.com, Inc. *	5,104,884
		62,788,327
	Information Technology - Technology - 14.04%
77,300	Apple, Inc. *	16,299,478
296,700	Brocade Communications Systems, Inc. *	2,263,821
552,700	Cisco Systems, Inc. *	13,231,638
280,900	EMC Corp./Massachusetts *	4,907,323
136,900	International Business Machines Corp.	17,920,210
152,600	QUALCOMM, Inc.	7,059,276
		61,681,746
	Materials - 2.91%
60,400	Agnico-Eagle Mines, Ltd.	3,261,600
140,400	Ecolab, Inc.	6,259,032
70,276	Nucor Corp.	3,278,375
		12,799,007
	Utilities - 1.13%
94,400	FPL Group, Inc.	4,986,208
	Total Common Stocks ( Cost $345,289,838 )	430,687,739
Shares		Value (Note 2)
INVESTMENT COMPANY - 2.96%
12,999,900	SSgA Prime Money Market Fund	$ 12,999,900
	Total Investment Company ( Cost $12,999,900 )	12,999,900
TOTAL INVESTMENTS - 100.96% ( Cost $358,289,738** )		443,687,639
NET OTHER ASSETS AND LIABILITIES - (0.96)%		(4,201,793)
TOTAL NET ASSETS - 100.00%		$439,485,846

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $362,704,357.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Mid Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 97.94%
	Consumer Discretionary - 10.34%
25,700	AutoZone, Inc. *	$ 4,062,399
60,540	Choice Hotels International, Inc.	1,916,697
28,671	ITT Educational Services, Inc. *	2,751,269
138,800	Jack in the Box, Inc. *	2,730,196
60,700	Omnicom Group, Inc.	2,376,405
155,630	Pulte Homes, Inc. *	1,556,300
95,315	TJX Cos., Inc.	3,483,763
		18,877,029
	Consumer Staples - 6.73%
35,600	Bunge, Ltd.	2,272,348
91,929	ConAgra Foods, Inc.	2,118,964
52,300	Kellogg Co.	2,782,360
37,900	Molson Coors Brewing Co., Class B	1,711,564
63,814	Wal-Mart Stores, Inc.	3,410,858
		12,296,094
	Energy - 10.38%
302,751	El Paso Corp.	2,976,042
135,830	Forest Oil Corp. *	3,022,218
93,915	Noble Corp.	3,822,340
62,730	Noble Energy, Inc.	4,467,631
119,830	PetroHawk Energy Corp. *	2,874,722
100,100	Weatherford International, Ltd. *	1,792,791
		18,955,744
	Financials - Banks - 3.57%
84,591	Associated Banc-Corp.	931,347
216,344	Fifth Third Bancorp	2,109,354
287,459	Keycorp	1,595,398
92,715	SunTrust Banks, Inc.	1,881,187
		6,517,286
	Financials - Diversified Financials - 5.96%
35,315	Ameriprise Financial, Inc.	1,370,928
15,315	BlackRock, Inc.	3,556,143
Shares		Value (Note 2)
73,115	JPMorgan Chase & Co.	$ 3,046,702
66,615	State Street Corp.	2,900,417
		10,874,190
	Financials - Insurance - 8.41%
69,215	AON Corp.	2,653,703
66,100	Arch Capital Group, Ltd. *	4,729,455
81,215	Assurant, Inc.	2,394,218
74,315	Axis Capital Holdings, Ltd.	2,111,289
177,639	Unum Group	3,467,514
		15,356,179
	Financials - Real Estate - 7.34%
177,630	Annaly Capital Management, Inc., REIT	3,081,880
39,048	AvalonBay Communities, Inc., REIT	3,206,231
344,532	Host Hotels & Resorts, Inc., REIT *	4,020,689
44,178	Vornado Realty Trust, REIT	3,089,809
		13,398,609
	Health Care - 5.99%
85,214	CIGNA Corp.	3,005,498
46,400	CR Bard, Inc.	3,614,560
27,300	Laboratory Corp. of America Holdings *	2,043,132
43,484	Life Technologies Corp. *	2,271,169
		10,934,359
	Industrials - 11.15%
117,400	Aecom Technology Corp. *	3,228,500
34,114	Danaher Corp.	2,565,373
43,715	ITT Corp.	2,174,384
34,600	L-3 Communications Holdings, Inc.	3,008,470
49,800	Norfolk Southern Corp.	2,610,516
44,400	Raytheon Co.	2,287,488
66,114	Republic Services, Inc.	1,871,687
73,015	Tyco International, Ltd. *	2,605,175
		20,351,593

See accompanying Notes to Financial Statements.

Mid Cap Value Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Information Technology - 9.64%
83,315	Arrow Electronics, Inc. *	$ 2,466,957
443,759	Brocade Communications Systems, Inc. *	3,385,881
63,915	KLA-Tencor Corp.	2,311,166
167,500	Maxim Integrated Products, Inc.	3,400,250
341,844	Micron Technology, Inc. *	3,609,873
108,614	Synopsys, Inc. *	2,419,920
		17,594,047
	Materials - 6.75%
61,900	Ecolab, Inc.	2,759,502
51,527	FMC Corp.	2,873,145
15,465	Freeport-McMoRan Copper & Gold, Inc. *	1,241,685
35,800	Nucor Corp.	1,670,070
91,615	Pactiv Corp. *	2,211,586
36,415	Weyerhaeuser Co.	1,570,943
		12,326,931
	Telecommunication Services - 2.78%
49,886	CenturyTel, Inc.	1,806,372
83,914	Crown Castle International Corp. *	3,276,003
		5,082,375
	Utilities - 8.90%
74,015	Edison International	2,574,242
74,400	NRG Energy, Inc. *	1,756,584
45,615	Oneok, Inc.	2,033,061
74,515	Progress Energy, Inc.	3,055,860
71,214	Sempra Energy	3,986,560
134,429	Xcel Energy, Inc.	2,852,583
		16,258,890
	Total Common Stocks ( Cost $160,425,997 )	178,823,326
		Value (Note 2)
INVESTMENT COMPANY - 1.96%
3,586,713	SSgA Prime Money Market Fund	$ 3,586,713
	Total Investment Company ( Cost $3,586,713 )	3,586,713
TOTAL INVESTMENTS - 99.90% ( Cost $164,012,710** )		182,410,039
NET OTHER ASSETS AND LIABILITIES - 0.10%		174,711
TOTAL NET ASSETS - 100.00%		$182,584,750

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $166,236,654.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Mid Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 94.53%
	Consumer Discretionary - 17.12%
26,615	AutoZone, Inc. *	$ 4,207,033
91,624	Bed Bath & Beyond, Inc. *	3,539,435
128,563	CarMax, Inc. *	3,117,653
114,960	Hillenbrand, Inc.	2,165,846
137,625	Interactive Data Corp.	3,481,913
29,400	ITT Educational Services, Inc. *	2,821,224
216,400	Jack in the Box, Inc. *	4,256,588
62,909	Morningstar, Inc. *	3,041,021
94,100	Omnicom Group, Inc.	3,684,015
37,129	Sears Holdings Corp. *	3,098,415
65,762	Tiffany & Co.	2,827,766
95,008	Yum! Brands, Inc.	3,322,430
		39,563,339
	Consumer Staples - 1.80%
77,744	Brown-Forman Corp., Class B	4,164,746
	Energy - 8.15%
31,990	EOG Resources, Inc.	3,112,627
101,975	Noble Corp.	4,150,382
63,309	Range Resources Corp.	3,155,954
94,467	Southwestern Energy Co. *	4,553,309
215,290	Weatherford International, Ltd. *	3,855,844
		18,828,116
	Financials - 11.87%
199,605	Brookfield Asset Management, Inc., Class A	4,427,239
291,115	Brookfield Properties Corp.	3,528,314
174,506	Brown & Brown, Inc.	3,135,873
177,024	Leucadia National Corp. *	4,211,401
12,022	Markel Corp. *	4,087,480
73,437	RLI Corp.	3,910,520
236,455	SEI Investments Co.	4,142,691
		27,443,518
Shares		Value (Note 2)
	Health Care - 10.25%
55,027	Covance, Inc. *	$ 3,002,823
45,475	CR Bard, Inc.	3,542,503
85,757	DENTSPLY International, Inc.	3,016,074
60,030	IDEXX Laboratories, Inc. *	3,208,003
54,762	Laboratory Corp. of America Holdings *	4,098,388
52,121	Techne Corp.	3,573,416
69,434	Varian Medical Systems, Inc. *	3,252,983
		23,694,190
	Industrials - 23.20%
152,190	Aecom Technology Corp. *	4,185,225
107,481	Copart, Inc. *	3,937,029
216,248	Covanta Holding Corp. *	3,911,926
109,899	Expeditors International of Washington, Inc.	3,816,792
90,386	Fastenal Co.	3,763,673
37,299	Flowserve Corp.	3,525,874
135,765	IDEX Corp.	4,229,080
107,985	Jacobs Engineering Group, Inc. *	4,061,316
112,650	Kirby Corp. *	3,923,600
166,075	Knight Transportation, Inc.	3,203,587
72,407	Middleby Corp. *	3,549,391
165,010	Ritchie Bros Auctioneers, Inc.	3,701,174
102,690	Wabtec Corp./DE	4,193,860
107,263	Waste Management, Inc.	3,626,562
		53,629,089
	Information Technology - 13.46%
91,852	Amphenol Corp., Class A	4,241,725
61,400	BMC Software, Inc. *	2,462,140
387,600	Brocade Communications Systems, Inc. *	2,957,388
77,364	Concur Technologies, Inc. *	3,307,311
41,858	Factset Research Systems, Inc.	2,757,187
88,743	FLIR Systems, Inc. *	2,903,671
60,600	Mantech International Corp., Class A *	2,925,768
197,600	Maxim Integrated Products, Inc.	4,011,280

See accompanying Notes to Financial Statements.

Mid Cap Growth Fund Portfolio of Investments
Shares		Value (Note 2)
COMMON STOCKS (continued)
	Information Technology (continued)
122,535	Novellus Systems, Inc. *	$ 2,859,967
85,580	Teradata Corp. *	2,689,779
		31,116,216
	Materials - 6.48%
105,635	Bemis Co., Inc.	3,132,078
50,280	Cliffs Natural Resources, Inc.	2,317,405
71,425	Ecolab, Inc.	3,184,127
43,337	Martin Marietta Materials, Inc.	3,874,761
91,316	Valspar Corp.	2,478,316
		14,986,687
	Telecommunication Services - 0.88%
27,581	Millicom International Cellular S.A.	2,034,650
	Utilities - 1.32%
69,399	EQT Corp.	3,048,004
	Total Common Stocks ( Cost $181,806,988 )	218,508,555
Shares		Value (Note 2)
INVESTMENT COMPANIES - 5.62%
37,238	iShares COMEX Gold Trust ETF *	$ 3,998,244
8,987,425	SSgA Prime Money Market Fund	8,987,425
	Total Investment Companies ( Cost $12,375,343 )	12,985,669
TOTAL INVESTMENTS - 100.15% ( Cost $194,182,331** )		231,494,224
NET OTHER ASSETS AND LIABILITIES - (0.15)%		(353,911)
TOTAL NET ASSETS - 100.00%		$231,140,313

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $195,057,136.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Small Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 95.74%
	Consumer Discretionary - 16.92%
6,800	Arbitron, Inc.	$ 159,256
1,100	Bally Technologies, Inc. *	45,419
9,200	Cato Corp./The, Class A	184,552
3,200	CEC Entertainment, Inc. *	102,144
3,400	Choice Hotels International, Inc.	107,644
4,500	Dress Barn, Inc. *	103,950
6,600	Helen of Troy, Ltd. *	161,436
4,000	Hibbett Sports, Inc. *	87,960
2,800	Matthews International Corp., Class A	99,204
8,400	Sonic Corp. *	84,588
14,300	Stage Stores, Inc.	176,748
2,800	Tempur-Pedic International, Inc. *	66,164
1,600	Unifirst Corp./MA	76,976
		1,456,041
	Consumer Staples - 5.15%
3,500	Casey’s General Stores, Inc.	111,720
4,800	Herbalife, Ltd.	194,736
5,200	Lance, Inc.	136,760
		443,216
	Energy - 4.93%
5,200	Penn Virginia Corp.	110,708
1,470	SEACOR Holdings, Inc. *	112,088
1,900	St. Mary Land & Exploration Co.	65,056
1,900	Whiting Petroleum Corp. *	135,755
		423,607
	Financials - 21.55%
260	Alleghany Corp. *	71,760
3,200	American Campus Communities, Inc., REIT	89,920
12,133	Ares Capital Corp.	151,056
3,500	Assured Guaranty, Ltd.	76,160
1,500	Credit Acceptance Corp. *	63,150
7,600	Delphi Financial Group, Inc., Class A	170,012
Shares		Value (Note 2)
7,600	DiamondRock Hospitality Co., REIT	$ 64,372
2,700	Financial Federal Corp.	74,250
12,037	First Busey Corp.	46,824
10,400	First Midwest Bancorp, Inc./IL	113,256
5,790	International Bancshares Corp.	109,605
1,800	Mack-Cali Realty Corp., REIT	62,226
5,600	MB Financial, Inc.	110,432
5,200	NewAlliance Bancshares, Inc.	62,452
3,900	Platinum Underwriters Holdings, Ltd.	149,331
4,200	Realty Income Corp., REIT	108,822
1,600	Reinsurance Group of America, Inc.	76,240
2,823	Validus Holdings, Ltd.	76,051
9,900	Webster Financial Corp.	117,513
1,100	Westamerica Bancorporation	60,907
		1,854,339
	Health Care - 7.63%
4,200	Amsurg Corp. *	92,484
3,800	Centene Corp. *	80,446
3,900	Charles River Laboratories International, Inc. *	131,391
2,600	Corvel Corp. *	87,204
3,800	ICON PLC, ADR *	82,574
2,700	ICU Medical, Inc. *	98,388
7,200	Universal American Corp./NY *	84,240
		656,727
	Industrials - 20.64%
14,000	ACCO Brands Corp. *	101,920
2,700	Acuity Brands, Inc.	96,228
8,100	Albany International Corp., Class A	181,926
9,700	Belden, Inc.	212,624
8,858	Bowne & Co., Inc.	59,171
8,700	Carlisle Cos., Inc.	298,062
1,200	ESCO Technologies, Inc.	43,020
4,800	GATX Corp.	138,000
4,100	Genesee & Wyoming, Inc., Class A *	133,824

See accompanying Notes to Financial Statements.

Small Cap Value Fund Portfolio of Investments
Shares		Value (Note 2)
COMMON STOCKS (continued)
	Industrials (continued)
2,600	Kirby Corp. *	$ 90,558
5,400	Mueller Industries, Inc.	134,136
3,000	Sterling Construction Co., Inc. *	57,540
3,800	United Stationers, Inc. *	216,030
1,200	Vitran Corp., Inc. *	13,044
		1,776,083
	Information Technology - 9.05%
1,100	Coherent, Inc. *	32,703
4,600	Diebold, Inc.	130,870
6,475	Electronics for Imaging, Inc. *	84,240
3,500	MAXIMUS, Inc.	175,000
1,700	MTS Systems Corp.	48,858
6,600	NAM TAI Electronics, Inc. *	34,518
6,400	Websense, Inc. *	111,744
4,200	Xyratex, Ltd. *	55,902
3,700	Zebra Technologies Corp., Class A *	104,932
		778,767
	Materials - 4.59%
3,200	Aptargroup, Inc.	114,368
2,300	Deltic Timber Corp.	106,214
10,050	Zep, Inc.	174,066
		394,648
	Utilities - 5.28%
3,400	Atmos Energy Corp.	99,960
1,250	New Jersey Resources Corp.	46,750
4,100	Unisource Energy Corp.	131,979
4,700	Westar Energy, Inc.	102,084
2,200	WGL Holdings, Inc.	73,788
		454,561
	Total Common Stocks ( Cost $7,736,192 )	8,237,989
Shares		Value (Note 2)
INVESTMENT COMPANY - 4.07%
350,264	SSgA Prime Money Market Fund	$ 350,264
	Total Investment Company ( Cost $350,264 )	350,264
TOTAL INVESTMENTS - 99.81% ( Cost $8,086,456** )		8,588,253
NET OTHER ASSETS AND LIABILITIES - 0.19%		16,763
TOTAL NET ASSETS - 100.00%		$ 8,605,016

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $8,163,574.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Small Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 90.69%
	Consumer Discretionary - 9.37%
400	Dress Barn, Inc. *	$ 9,240
2,200	Drew Industries, Inc. *	45,430
1,700	Guess?, Inc.	71,910
1,100	Gymboree Corp. *	47,839
1,600	JOS A Bank Clothiers, Inc. *	67,504
2,900	Men’s Wearhouse, Inc./The	61,074
1,700	PF Chang’s China Bistro, Inc. *	64,447
1,500	WMS Industries, Inc. *	60,000
		427,444
	Consumer Staples - 2.37%
300	Green Mountain Coffee Roasters, Inc. *	24,441
1,600	Ruddick Corp.	41,168
1,600	United Natural Foods, Inc. *	42,784
		108,393
	Energy - 9.67%
1,400	Atwood Oceanics, Inc. *	50,190
700	Brigham Exploration Co. *	9,485
1,300	CARBO Ceramics, Inc.	88,621
3,000	Carrizo Oil & Gas, Inc. *	79,470
400	Dril-Quip, Inc. *	22,592
3,400	Penn Virginia Corp.	72,386
2,700	Petroleum Development Corp. *	49,167
5,300	RPC, Inc.	55,120
1,000	Superior Well Services, Inc. *	14,260
		441,291
	Financials - 6.44%
300	Cash America International, Inc.	10,488
1,400	eHealth, Inc. *	23,002
800	GAMCO Investors, Inc., Class A	38,632
400	Greenhill & Co., Inc.	32,096
700	Hancock Holding Co.	30,653
2,600	KBW, Inc. *	71,136
1,600	Omega Healthcare Investors, Inc., REIT	31,120
Shares		Value (Note 2)
400	Pico Holdings, Inc. *	$ 13,092
700	SVB Financial Group *	29,183
400	World Acceptance Corp. *	14,332
		293,734
	Health Care - 21.62%
3,100	Alkermes, Inc. *	29,171
3,300	Allscripts-Misys Healthcar Solutions, Inc. *	66,759
1,200	AMAG Pharmaceuticals, Inc. *	45,636
2,700	American Medical Systems Holdings, Inc. *	52,083
5,100	AMN Healthcare Services, Inc. *	46,206
3,000	Amsurg Corp. *	66,060
800	Amylin Pharmaceuticals, Inc. *	11,352
500	Analogic Corp.	19,255
8,000	Arena Pharmaceuticals, Inc. *	28,400
400	BioMarin Pharmaceutical, Inc. *	7,524
1,200	Centene Corp. *	25,404
1,800	Cubist Pharmaceuticals, Inc. *	34,146
1,800	Emeritus Corp. *	33,750
4,200	ev3, Inc. *	56,028
1,900	ICU Medical, Inc. *	69,236
700	Illumina, Inc. *	21,455
600	Landauer, Inc.	36,840
1,200	MAP Pharmaceuticals, Inc. *	11,436
1,900	Medicines Co./The *	15,846
300	Mednax, Inc. *	18,033
2,400	Myriad Genetics, Inc. *	62,640
600	National Healthcare Corp.	21,666
700	OSI Pharmaceuticals, Inc. *	21,721
3,900	PSS World Medical, Inc. *	88,023
1,200	Psychiatric Solutions, Inc. *	25,368
700	Regeneron Pharmaceuticals, Inc. *	16,926
400	United Therapeutics Corp. *	21,060
1,800	Viropharma, Inc. *	15,102
500	West Pharmaceutical Services, Inc.	19,600
		986,726

See accompanying Notes to Financial Statements.

Small Cap Growth Fund Portfolio of Investments
Shares		Value (Note 2)
COMMON STOCKS (continued)
	Industrials - 19.19%
2,200	AAR Corp. *	$ 50,556
1,600	Actuant Corp., Class A	29,648
1,300	Bucyrus International, Inc.	73,281
400	Corrections Corp. of America *	9,820
7,700	EnergySolutions, Inc.	65,373
400	Esterline Technologies Corp. *	16,308
2,300	GeoEye, Inc. *	64,124
1,300	GrafTech International, Ltd. *	20,215
1,300	Kaydon Corp.	46,488
3,400	Korn/Ferry International *	56,100
3,000	MasTec, Inc. *	37,500
1,700	Middleby Corp. *	83,334
1,100	Moog, Inc., Class A *	32,153
4,300	MPS Group, Inc. *	59,082
2,100	Old Dominion Freight Line, Inc. *	64,470
1,500	Resources Connection, Inc. *	31,830
1,100	SYKES Enterprises, Inc. *	28,017
500	Triumph Group, Inc.	24,125
700	United Stationers, Inc. *	39,795
1,300	Waste Connections, Inc. *	43,342
		875,561
	Information Technology - 20.03%
1,600	Anixter International, Inc. *	75,360
1,600	ANSYS, Inc. *	69,536
4,000	Benchmark Electronics, Inc. *	75,640
2,400	CommScope, Inc. *	63,672
2,300	Concur Technologies, Inc. *	98,325
800	Equinix, Inc. *	84,920
600	Factset Research Systems, Inc.	39,522
2,300	FLIR Systems, Inc. *	75,256
500	Itron, Inc. *	33,785
1,500	Littelfuse, Inc. *	48,225
200	MAXIMUS, Inc.	10,000
2,500	MKS Instruments, Inc. *	43,525
300	NVE Corp. *	12,393
3,400	Polycom, Inc. *	84,898
1,100	Quest Software, Inc. *	20,240
2,200	Varian Semiconductor Equipment Associates, Inc. *	78,936
		914,233
Shares		Value (Note 2)
	Materials - 1.58%
1,300	Allied Nevada Gold Corp. *	$ 19,604
800	Deltic Timber Corp.	36,944
1,100	LSB Industries, Inc. *	15,510
		72,058
	Telecommunication Services - 0.42%
1,100	Syniverse Holdings, Inc. *	19,228
	Total Common Stocks ( Cost $3,516,069 )	4,138,668
Par Value
CERTIFICATE OF DEPOSIT - 4.83%
$220,328	State Street Eurodollar, 0.010%, due 01/04/10	220,328
	Total Certificate of Deposit ( Cost $220,328 )	220,328
INVESTMENT COMPANY - 4.55%
Shares
207,600	SSgA Prime Money Market Fund	207,600
	Total Investment Company ( Cost $207,600 )	207,600
TOTAL INVESTMENTS - 100.07% ( Cost $3,943,997** )		4,566,596
NET OTHER ASSETS AND LIABILITIES - (0.07)%		(3,200)
TOTAL NET ASSETS - 100.00%		$4,563,396

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $3,959,219.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Global Securities Fund Portfolio of Investments

Geographical Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 98.31%
	Australia - 4.00%
71,136	Amcor, Ltd.	$ 396,056
15,632	QBE Insurance Group, Ltd.	356,575
193,609	Telstra Corp., Ltd.	592,965
		1,345,596
	Belgium - 0.00%
13,256	Fortis VVPR Strips *	38
	Canada - 1.57%
19,000	BCE, Inc.	526,517
	Finland - 0.42%
11,988	UPM-Kymmene OYJ	142,557
	France - 8.98%
16,593	Carrefour S.A.	798,204
24,445	France Telecom S.A.	610,738
7,738	Societe Generale	535,355
16,778	Total S.A.	1,075,048
		3,019,345
	Germany - 4.40%
46,648	Deutsche Telekom AG	688,872
8,140	RWE AG	790,943
		1,479,815
	Italy - 2.95%
73,580	Intesa Sanpaolo SpA *	329,650
199,346	UniCredit SpA *	663,031
		992,681
	Japan - 9.93%
12,500	Astellas Pharma, Inc.	465,834
15,000	Canon, Inc.	634,432
11,600	Nitto Denko Corp.	413,707
21,300	Seven & I Holdings Co., Ltd.	432,537
14,200	Takeda Pharmaceutical Co., Ltd.	583,272
Shares		Value (Note 2)
18,100	Tokio Marine Holdings, Inc.	$ 491,922
94	West Japan Railway Co.	315,050
		3,336,754
	Netherlands - 2.58%
52,536	ING Groep N.V. *	507,822
29,229	Reed Elsevier N.V.	358,603
		866,425
	Singapore - 2.90%
74,513	Oversea-Chinese Banking Corp., Ltd.	480,026
44,000	Singapore Technologies Engineering, Ltd.	101,220
178,000	Singapore Telecommunications, Ltd.	392,294
		973,540
	Spain - 3.34%
85,346	Iberdrola S.A.	812,362
11,098	Telefonica S.A.	309,286
		1,121,648
	Switzerland - 4.54%
19,344	Novartis AG	1,052,734
2,177	Zurich Financial Services AG	472,812
		1,525,546
	Taiwan - 1.53%
45,048	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	515,349
	United Kingdom - 16.64%
32,223	Aviva PLC	204,222
118,774	BP PLC	1,149,502
47,955	Compass Group PLC	342,750
51,765	GlaxoSmithKline PLC	1,097,326
32,866	Royal Dutch Shell PLC, A Shares	994,024
30,683	Unilever PLC	982,837
355,422	Vodafone Group PLC	823,636
		5,594,297

See accompanying Notes to Financial Statements.

Global Securities Fund Portfolio of Investments
Shares		Value (Note 2)
COMMON STOCKS (continued)
	United States - 34.53%
8,600	3M Co.	$ 710,962
35,500	Alcoa, Inc.	572,260
17,500	AT&T, Inc.	490,525
41,350	Bank of America Corp.	622,731
31,300	CBS Corp., Class B	439,765
12,200	Chevron Corp.	939,278
30,300	ConAgra Foods, Inc.	698,415
621	Fairpoint Communications, Inc. *	21
46,100	General Electric Co.	697,493
7,200	General Mills, Inc.	509,832
18,600	Genuine Parts Co.	706,056
19,000	HJ Heinz Co.	812,440
13,500	Johnson & Johnson	869,535
24,000	Merck & Co., Inc.	876,960
25,100	Microsoft Corp.	765,299
51,818	Pfizer, Inc.	942,569
18,200	Verizon Communications, Inc.	602,966
13,040	Wells Fargo & Co.	351,950
		11,609,057
	Total Common Stocks ( Cost $41,610,058 )	33,049,165
WARRANTS AND RIGHTS - 0.00%
	Belgium - 0.00%
34,957	Fortis Bank S.A./N.V., Exp. 07/04/14 (L)(T) *	(0)
	Total Warrants and Rights ( Cost $0 )	(0)
INVESTMENT COMPANY - 1.04%
	United States - 1.04%
350,217	SSgA Prime Money Market Fund	350,217
	Total Investment Company ( Cost $350,217 )	350,217
TOTAL INVESTMENTS - 99.35% ( Cost $41,960,275** )		33,399,382
NET OTHER ASSETS AND LIABILITIES - 0.65%		219,524
TOTAL NET ASSETS - 100.00%		$33,618,906

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $42,082,158.
***	The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 49.90%.
(L)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(T)	Illiquid Security.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Pharmaceuticals	14.9%
Diversified Telecommunication Services	12.5%
Oil, Gas & Consumable Fuels	12.4%
Food Products	8.9%
Commercial Banks	7.0%
Food & Staples Retailing	4.7%
Insurance	4.5%
Industrial Conglomerates	4.2%
Diversified Financial Services	3.4%
Diversified Telecommunication Services	3.4%
Health Care	2.6%
Wireless Telecommunication Services	2.5%
Electric Utilities	2.4%
Media	2.4%
Multi-Utilities	2.4%
Software	2.3%
Distributors	2.1%
Office Electronics	1.9%
Net Other Assets & Liabilities	1.7%
Metals & Mining	1.7%
Semiconductors & Semiconductor Equipment	1.5%
Chemicals	1.2%
Containers & Packaging	1.2%
Road & Rail	0.9%
Paper & Forest Products	0.4%
Construction & Engineering	0.3%
100.0%

See accompanying Notes to Financial Statements.

International Stock Fund Portfolio of Investments

Geographical Allocation as a Percentage of Net Assets
as of December 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 97.78%
	Australia - 1.16%
27,728	ABC Learning Centres, Ltd. (L)(T) *	$ –
41,500	QBE Insurance Group, Ltd.	946,638
	Belgium - 2.13%
33,800	Anheuser-Busch InBev N.V.	1,746,064
	Brazil - 2.77%
65,800	Banco do Brasil S.A.	1,120,883
131,600	Cielo S.A.	1,145,330
		2,266,213
	Canada - 1.90%
25,200	Rogers Communications, Inc.	787,184
23,600	TELUS Corp.	769,227
		1,556,411
	China - 1.47%
1,464,100	Industrial & Commercial Bank of China	1,201,445
	Denmark - 1.45%
22,000	DSV A/S *	394,643
12,425	Novo Nordisk A/S, B Shares	794,595
		1,189,238
	France - 9.71%
22,645	BNP Paribas	1,786,812
14,368	Danone	874,909
33,212	Sanofi-Aventis S.A.	2,603,107
16,200	Societe Generale	1,120,801
24,587	Total S.A.	1,575,408
		7,961,037
	Germany - 7.45%
6,300	Allianz SE	784,097
11,500	Bayerische Motoren Werke AG	522,753
22,100	Daimler AG	1,179,377
6,570	Merck KGaA	613,640
25,400	SAP AG	1,197,839
19,719	Siemens AG	1,808,496
		6,106,202
Shares		Value (Note 2)
	Hong Kong - 2.84%
226,966	Esprit Holdings, Ltd.	$ 1,493,679
165,000	Kerry Properties, Ltd.	833,082
		2,326,761
	India - 0.68%
453,400	Idea Cellular, Ltd. *	559,655
	Ireland - 1.42%
42,902	CRH PLC	1,163,254
	Italy - 1.37%
31,800	Atlantia SpA	826,527
17,117	Prysmian SpA	299,088
		1,125,615
	Japan - 16.66%
8,800	Benesse Holdings, Inc.	367,730
53,500	Canon, Inc.	2,262,809
28,210	Daito Trust Construction Co., Ltd.	1,333,376
4,600	Fanuc, Ltd.	427,939
24,500	Honda Motor Co., Ltd.	828,796
49,300	Hoya Corp.	1,307,612
86	Inpex Corp.	645,783
174	KDDI Corp.	918,012
3,800	Keyence Corp.	783,758
89,000	Kubota Corp.	818,825
51,600	Mitsubishi Corp.	1,283,543
62,000	Mitsubishi Estate Co., Ltd.	984,381
122,400	Nomura Holdings, Inc.	902,472
16,600	Secom Co., Ltd.	785,559
		13,650,595
	Mexico - 0.92%
36,500	Grupo Televisa S.A., ADR	757,740
	Netherlands - 1.00%
26,805	TNT N.V.	820,384
	Norway - 1.06%
67,000	Aker Solutions ASA	869,574

See accompanying Notes to Financial Statements.

International Stock Fund Portfolio of Investments
		Value (Note 2)
COMMON STOCKS (continued)
	Russia - 0.98%
14,400	Lukoil OAO, ADR	$ 806,613
	Singapore - 0.93%
344,300	Singapore Telecommunications, Ltd.	758,802
	Spain - 3.04%
63,000	Banco Bilbao Vizcaya Argentaria S.A.	1,141,084
82,117	Banco Santander S.A.	1,349,032
		2,490,116
	Switzerland - 10.67%
36,300	Credit Suisse Group AG	1,785,831
14,200	Julius Baer Group, Ltd.	495,393
25,350	Nestle S.A.	1,230,206
30,897	Novartis AG	1,681,468
8,850	Roche Holding AG	1,503,856
62,100	UBS AG *	952,916
5,060	Zurich Financial Services AG	1,098,957
		8,748,627
	Turkey - 0.73%
85,600	Turkcell Iletisim Hizmet AS	601,395
	United Kingdom - 27.44%
212,973	BAE Systems PLC	1,228,200
228,800	Barclays PLC	1,008,965
83,000	BG Group PLC	1,487,403
26,600	BHP Billiton PLC	850,281
189,975	BP PLC	1,838,590
122,900	British Airways PLC *	366,900
40,630	British American Tobacco PLC	1,318,999
54,400	GlaxoSmithKline PLC	1,153,184
99,400	HSBC Holdings PLC	1,135,193
162,400	Informa PLC	831,360
157,800	International Power PLC	781,320
1,838,538	Lloyds Banking Group PLC *	1,477,016
123,300	Prudential PLC	1,256,958
48,800	Standard Chartered PLC	1,222,947
160,800	Tesco PLC	1,105,613
57,800	Unilever PLC	1,851,447
612,062	Vodafone Group PLC	1,418,360
93,100	WPP PLC	909,756
70,600	Xstrata PLC *	1,244,412
		22,486,904
	Total Common Stocks ( Cost $72,373,588 )	80,139,283
INVESTMENT COMPANY - 1.54%
	United States - 1.54%
1,259,131	SSgA Prime Money Market Fund	1,259,131
	Total Investment Company ( Cost $1,259,131 )	1,259,131
		Value (Note 2)
TOTAL INVESTMENTS - 99.32% ( Cost $73,632,719** )		$ 81,398,414
NET OTHER ASSETS AND LIABILITIES - 0.68%		560,837
TOTAL NET ASSETS - 100.00%		$81,959,251

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $75,492,310.
***	The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 85.69%.
(L)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(T)	Illiquid Security.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Commercial Banks	15.9%
Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	7.8%
Wireless Telecommunication Services	5.0%
Insurance	5.0%
Food Products	4.8%
Capital Markets	4.4%
Real Estate Management & Development	3.8%
Electrical Equipment	3.5%
Distributors	3.4%
Automobiles	3.1%
Media	3.0%
Commercial Services & Supplies	2.9%
Office Electronics	2.8%
Metals & Mining	2.6%
Electronic Equipment & Instruments	2.6%
Net Other Assets & Liabilities	2.2%
Beverages	2.1%
Diversified Telecommunication Services	2.0%
Tobacco	1.6%
Machinery	1.5%
Aerospace & Defense	1.5%
Software	1.5%
Construction Materials	1.4%
Food & Staples Retailing	1.4%
Construction & Engineering	1.1%
Air Freight & Logistics	1.0%
Electric Utilities	1.0%
Transportation Infrastructure	0.5%
Industrial Conglomerates	0.4%
100.0%

See accompanying Notes to Financial Statements.

Target Retirement 2020 Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

Dodge & Cox Income Fund	20%
MEMBERS Large Cap Growth Fund, Class Y	12%
MEMBERS High Income Fund, Class Y	9%
MEMBERS International Stock Fund, Class Y	9%
MEMBERS Large Cap Value Fund, Class Y	8%
iShares S&P 100 Index Fund ETF	8%
Hussman Strategic Growth Fund	8%
Calamos Growth and Income Fund	6%
MEMBERS Bond Fund, Class Y	6%
Templeton Global Bond Fund	5%
MEMBERS Equity Income Fund, Class Y	4%
MEMBERS Small Cap Value Fund, Class Y	3%
SSgA Prime Money Market Fund	2%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 99.87%
	Bond Funds - 40.38%
305,635	Dodge & Cox Income Fund	$ 3,961,031
111,413	MEMBERS Bond Fund, Class Y (R)	1,114,129
253,162	MEMBERS High Income Fund, Class Y (R)	1,708,841
79,596	Templeton Global Bond Fund	1,010,072
		7,794,073
	Foreign Stock Funds - 8.67%
165,741	MEMBERS International Stock Fund, Class Y (R)	1,673,984
	Money Market Funds - 1.89%
364,386	SSgA Prime Money Market Fund	364,386
	Stock Funds - 48.93%
44,356	Calamos Growth and Income Fund	1,244,621
118,261	Hussman Strategic Growth Fund	1,511,380
29,377	iShares S&P 100 Index Fund ETF	1,511,447
Shares		Value (Note 2)
68,516	MEMBERS Equity Income Fund, Class Y (R)*	$ 692,698
162,128	MEMBERS Large Cap Growth Fund, Class Y (R)	2,324,915
135,648	MEMBERS Large Cap Value Fund, Class Y (R)	1,520,616
72,263	MEMBERS Small Cap Value Fund, Class Y (R)	637,359
		9,443,036
	Total Investment Companies - 99.87% ( Cost $18,428,841** )	19,275,479
NET OTHER ASSETS AND LIABILITIES - 0.13%		24,428
TOTAL NET ASSETS - 100.00%		$ 19,299,907

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $18,790,795.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Target Retirement 2030 Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

Dodge & Cox Income Fund	14%
iShares S&P 100 Index Fund ETF	14%
MEMBERS Large Cap Growth Fund, Class Y	12%
MEMBERS International Stock Fund, Class Y	10%
MEMBERS High Income Fund, Class Y	8%
Calamos Growth and Income Fund	8%
Hussman Strategic Growth Fund	8%
MEMBERS Large Cap Value Fund, Class Y	8%
Templeton Global Bond Fund	4%
MEMBERS Bond Fund, Class Y	4%
MEMBERS Small Cap Value Fund, Class Y	4%
MEMBERS Equity Income Fund, Class Y	4%
SSgA Prime Money Market Fund	1%
Principal International Emerging Markets Fund, Institutional Class	1%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 99.81%
	Bond Funds - 29.99%
207,819	Dodge & Cox Income Fund	$ 2,693,338
73,815	MEMBERS Bond Fund, Class Y (R)	738,151
227,283	MEMBERS High Income Fund, Class Y (R)	1,534,157
65,534	Templeton Global Bond Fund	831,631
		5,797,277
	Foreign Stock Funds - 11.45%
199,885	MEMBERS International Stock Fund, Class Y (R)	2,018,841
8,606	Principal International Emerging Markets Fund, Institutional Class	195,277
		2,214,118
	Money Market Funds - 1.40%
269,593	SSgA Prime Money Market Fund	269,593
	Stock Funds - 56.97%
54,354	Calamos Growth and Income Fund	1,525,160
119,178	Hussman Strategic Growth Fund	1,523,097
Shares		Value (Note 2)
51,952	iShares S&P 100 Index Fund ETF	$ 2,672,931
69,522	MEMBERS Equity Income Fund, Class Y (R)*	702,870
163,431	MEMBERS Large Cap Growth Fund, Class Y (R)	2,343,599
134,886	MEMBERS Large Cap Value Fund, Class Y (R)	1,512,071
83,057	MEMBERS Small Cap Value Fund, Class Y (R)	732,561
		11,012,289
	Total Investment Companies - 99.81% ( Cost $18,446,137** )	19,293,277
NET OTHER ASSETS AND LIABILITIES - 0.19%		37,027
TOTAL NET ASSETS - 100.00%		$ 19,330,304

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $18,648,029.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Target Retirement 2040 Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of December 31, 2009
Portfolio Holdings as a Percentage of Total Market Value
as of December 31, 2009

iShares S&P 100 Index Fund ETF	19%
MEMBERS Large Cap Growth Fund, Class Y	12%
MEMBERS International Stock Fund, Class Y	11%
Calamos Growth and Income Fund	9%
MEMBERS Large Cap Value Fund, Class Y	8%
Hussman Strategic Growth Fund	8%
MEMBERS High Income Fund, Class Y	7%
Dodge & Cox Income Fund	7%
MEMBERS Small Cap Value Fund, Class Y	4%
MEMBERS Bond Fund, Class Y	4%
MEMBERS Equity Income Fund, Class Y	4%
Templeton Global Bond Fund	3%
Principal International Emerging Markets Fund, Institutional Class	2%
T Rowe Price New Era Fund	1%
SSgA Prime Money Market Fund	1%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 99.68%
	Bond Funds - 21.11%
88,541	Dodge & Cox Income Fund	$ 1,147,496
62,114	MEMBERS Bond Fund, Class Y (R)	621,135
175,203	MEMBERS High Income Fund, Class Y (R)	1,182,622
44,494	Templeton Global Bond Fund	564,633
		3,515,886
	Foreign Stock Funds - 12.89%
179,408	MEMBERS International Stock Fund, Class Y (R)	1,812,018
14,750	Principal International Emerging Markets Fund, Institutional Class	334,685
		2,146,703
	Money Market Funds - 1.35%
224,904	SSgA Prime Money Market Fund	224,904
	Stock Funds - 64.33%
49,581	Calamos Growth and Income Fund	1,391,235
102,111	Hussman Strategic Growth Fund	1,304,982
60,887	iShares S&P 100 Index Fund ETF	3,132,636
58,946	MEMBERS Equity Income Fund, Class Y (R)*	595,948
Shares		Value (Note 2)
139,669	MEMBERS Large Cap Growth Fund, Class Y (R)	$ 2,002,855
120,810	MEMBERS Large Cap Value Fund, Class Y (R)	1,354,284
80,271	MEMBERS Small Cap Value Fund, Class Y (R)	707,986
5,176	T Rowe Price New Era Fund	225,826
		10,715,752
	Total Investment Companies - 99.68% ( Cost $15,798,577** )	16,603,245
NET OTHER ASSETS AND LIABILITIES - 0.32%		52,929
TOTAL NET ASSETS - 100.00%		$ 16,656,174

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,995,202.
(R)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of December 31, 2009

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 70,991,878	$104,101,506	$ 32,310,223
Affiliated issuers1	112,988,480	236,249,935	79,980,568
Net unrealized appreciation
Unaffiliated issuers	3,578,612	3,725,576	564,830
Affiliated issuers1	2,277,200	789,042	2,253,117
Total investments at value	189,836,170	344,866,059	115,108,738
Receivables:
Investments sold	–	–	–
Fund shares sold	276,260	675,198	329,447
Dividends and interest	290	382	98
Due from Adviser	–	–	–
Reclaims	–	–	–
Total assets	190,112,720	345,541,639	115,438,283
Liabilities:
Payables:
Investments purchased	904,276	856,904	400,921
Fund shares repurchased	4,870	–	107
Accrued management fees	47,311	86,320	28,673
Distribution fees – Class II2	2,507	2,402	104
Accrued expenses and other payables	2,467	5,609	2,163
Total liabilities	961,431	951,235	431,968
Net Assets	$189,151,289	$344,590,404	$115,006,315
Net Assets consist of:
Paid-in capital	$197,018,325	$399,948,643	$134,960,418
Accumulated undistributed (distributions in excess of) net investment income	76,082	103,446	–
Accumulated net realized loss on investments sold and foreign currency related transactions	(13,798,930)	(59,976,303)	(22,772,050)
Net unrealized appreciation of investments (including appreciation of foreign currency related transactions)	5,855,812	4,514,618	2,817,947
Net Assets	$189,151,289	$344,590,404	$115,006,315
Class I Shares:
Net Assets	176,322,072	332,428,253	114,491,887
Shares of beneficial interest outstanding	18,348,317	37,491,625	13,800,299
Net Asset Value and redemption price per share	$9.61	$8.87	$8.30
Class II Shares2:
Net Assets	12,829,217	12,162,151	514,428
Shares of beneficial interest outstanding	1,334,928	1,371,589	62,003
Net Asset Value and redemption price per share	$9.61	$8.87	$8.30

1	See Note 10 for information on affiliated issuers.
2	Class II shares commenced investment operations on May 1, 2009.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of December 31, 2009

Money Market Fund	Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund

$ 91,953,314	$537,722,154	$101,892,445	$401,620,876	$590,064,583	$358,289,738	$164,012,710	$194,182,331
–	–	–	–	–	–	–	–

–	9,003,774	5,094,638	20,303,933	42,744,705	85,397,901	18,397,329	37,311,893
–	–	–	–	–	–	–	–
91,953,314	546,725,928	106,987,083	421,924,809	632,809,288	443,687,639	182,410,039	231,494,224

–	–	–	–	–	–	–	797,591
569,415	306,727	21,705	308,466	272,363	282,398	153,041	177,745
133,679	4,735,029	2,062,608	2,831,007	800,706	395,188	377,360	170,818
31,546	–	–	–	–	–	–	–
–	–	–	–	–	–	1,102	–
92,687,954	551,767,684	109,071,396	425,064,282	633,882,357	444,365,225	182,941,542	232,640,378

–	–	–	–	–	4,406,167	–	1,204,447
746	–	128,348	161,345	237,629	172,074	199,913	125,522
36,218	248,743	68,810	252,484	319,670	294,255	153,098	164,345
2	1,930	228	1,228	509	1,172	599	342
3,355	8,917	3,889	6,883	9,022	5,711	3,182	5,409
40,321	259,590	201,275	421,940	566,830	4,879,379	356,792	1,500,065
$ 92,647,633	$551,508,094	$108,870,121	$424,642,342	$633,315,527	$439,485,846	$182,584,750	$231,140,313

$ 92,647,633	$557,879,485	$119,637,850	$467,082,554	$730,664,849	$457,849,547	$236,205,189	$299,168,009
–	249,769	66,140	209,484	133,000	35,351	–	–
–	(15,624,934)	(15,928,507)	(62,953,629)	(140,227,027)	(103,796,953)	(72,017,768)	(105,339,589)
–	9,003,774	5,094,638	20,303,933	42,744,705	85,397,901	18,397,329	37,311,893
$ 92,647,633	$551,508,094	$108,870,121	$424,642,342	$633,315,527	$439,485,846	$182,584,750	$231,140,313

92,462,327	541,789,006	107,722,267	418,381,668	630,763,746	433,483,213	179,516,382	229,395,587
92,462,327	53,440,947	11,828,698	27,220,379	28,447,196	21,816,438	15,173,978	51,693,351
$1.00	$10.14	$9.11	$15.37	$22.17	$19.87	$11.83	$4.44

185,306	9,719,088	1,147,854	6,260,674	2,551,781	6,002,633	3,068,368	1,744,726
185,306	958,618	126,034	407,312	115,079	302,083	259,343	393,799
$1.00	$10.14	$9.11	$15.37	$22.17	$19.87	$11.83	$4.43

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of December 31, 2009

	Small Cap Value Fund	Small Cap Growth Fund	Global Securities Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 8,086,456	$ 3,943,997	$ 41,960,275
Affiliated issuers1	–	–	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	501,797	622,599	(8,560,893)
Affiliated issuers1	–	–	–
Total investments at value	8,588,253	4,566,596	33,399,382
Cash	–	–	–
Foreign currency2	–	–	15,151
Receivables:
Investments sold	24,405	–	124,483
Fund shares sold	1,155	220	17,101
Dividends and interest	10,171	923	82,948
Due from Adviser	–	–	–
Reclaims	–	–	7,911
Total assets	8,623,984	4,567,739	33,646,976
Liabilities:
Payables:
Investments purchased	–	–	–
Fund shares repurchased	10,794	–	64
Accrued management fees	7,883	4,230	27,210
Distribution fees – Class II3	123	2	144
Accrued expenses and other payables	168	111	652
Total liabilities	18,968	4,343	28,070
Net Assets	$ 8,605,016	$ 4,563,396	$ 33,618,906
Net Assets consist of:
Paid-in capital	$ 9,139,752	$ 6,999,649	$ 50,642,408
Accumulated undistributed (distributions in excess of) net investment income	891	–	531,744
Accumulated net realized loss on investments sold and foreign currency related transactions	(1,037,424)	(3,058,852)	(8,994,349)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	501,797	622,599	(8,560,897)
Net Assets	$ 8,605,016	$ 4,563,396	$ 33,618,906
Class I Shares:
Net Assets	7,988,660	4,556,187	32,905,563
Shares of beneficial interest outstanding	935,793	690,858	4,673,781
Net Asset Value and redemption price per share	$8.54	$6.59	$7.04
Class II Shares3:
Net Assets	616,356	7,209	713,343
Shares of beneficial interest outstanding	72,195	1,095	101,316
Net Asset Value and redemption price per share	$8.54	$6.58	$7.04

1	See Note 10 for information on affiliated issuers.
2	Cost of foreign currency of $15,155 and $167,681 for the Global Securities and International Stock Funds, respectively.
3	Class II shares commenced investment operations on May 1, 2009.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of December 31, 2009

International Stock Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund

$ 73,632,719	$ 9,601,661	$ 9,680,305	$ 8,230,814
–	8,827,180	8,765,832	7,567,763

7,765,695	1,276	30,721	95,582
–	845,362	816,419	709,086
81,398,414	19,275,479	19,293,277	16,603,245
40	–	–	–
167,351

332,911	–	–	–
11,749	27,703	40,316	55,757
151,476	26	26	23
–	3,143	3,166	2,711
92,171	–	–	–
82,154,112	19,306,351	19,336,785	16,661,736

83,081	–	–	–
25,213	–	–	–
83,765	6,287	6,331	5,422
782	–	–	–
2,020	157	150	140
194,861	6,444	6,481	5,562
$ 81,959,251	$ 19,299,907	$ 19,330,304	$ 16,656,174

$ 97,047,064	$ 19,656,560	$ 19,351,485	$ 16,503,638
65,549	–	7,679	9,451
(22,927,713)	(1,203,291)	(876,000)	(661,583)
7,774,351	846,638	847,140	804,668
$ 81,959,251	$ 19,299,907	$ 19,330,304	$ 16,656,174

77,996,805	19,299,907	19,330,304	16,656,174
8,187,365	2,525,567	2,609,113	2,356,362
$9.53	$7.64	$7.41	$7.07

3,962,446	–	–	–
415,900	–	–	–
$9.53	–	–	–

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended December 31, 2009

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income:
Interest	$ 557	$ 731	$ 420
Dividends
Unaffiliated issuers	1,919,882	2,353,160	356,752
Affiliated issuers1	3,376,288	5,120,480	1,226,823
Less: Foreign taxes withheld	–	–	–
Total investment income	5,296,727	7,474,371	1,583,995
Expenses:
Management fees	444,619	855,589	270,885
Trustees’ fees	4,025	10,577	3,406
Audit fees	9,467	20,609	6,163
Distribution fees – Class II2	8,871	9,468	370
Compliance expense	2,933	5,845	2,492
Total expenses before reimbursement/waiver	469,915	902,088	283,316
Less reimbursement/waiver	–	–	–
Total expenses net of reimbursement/waiver	469,915	902,088	283,316
Net Investment Income (Loss)	4,826,812	6,572,283	1,300,679
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(5,956,744)	(12,297,370)	(2,529,886)
Affiliated issuers1	(2,932,265)	(15,972,618)	(7,118,806)
Capital gain distributions received from underlying funds
Unaffiliated issuers	31,078	35,830	7,345
Net change in unrealized appreciation on investments (including net unrealized appreciation on foreign currency related transactions)	28,277,479	77,568,892	32,502,011
Net Realized and Unrealized Gain on Investments	19,419,548	49,334,734	22,860,664
Net Increase in Net Assets from Operations	$ 24,246,360	$ 55,907,017	$ 24,161,343

1	See Note 10 for information on affiliated issuers.
2	Class II shares commenced investment operations on May 1, 2009.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended December 31, 2009

Money Market Fund	Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund

$ 329,506	$ 26,378,606	$ 8,747,908	$ 12,887,352	$ 18,747	$ 40,136	$ 16,859	$ 23,637

–	–	–	6,851,446	16,461,974	5,984,615	3,718,063	1,624,296
–	–	–	–	–	–	–	–
–	–	–	–	–	(335)	–	(23,731)
329,506	26,378,606	8,747,908	19,738,798	16,480,721	6,024,416	3,734,922	1,624,202

530,098	2,995,933	753,775	2,858,444	3,471,509	3,139,937	1,627,137	1,689,214
4,045	22,682	4,050	16,654	26,632	15,706	6,408	7,880
11,355	41,432	7,889	32,883	44,272	31,711	12,182	14,409
13	6,970	881	4,810	1,962	4,200	2,153	1,257
5,500	20,471	3,589	20,126	34,950	21,429	14,338	15,562
551,011	3,087,488	770,184	2,932,917	3,579,325	3,212,983	1,662,218	1,728,322
(226,914)	–	–	–	–	–	–	–
324,097	3,087,488	770,184	2,932,917	3,579,325	3,212,983	1,662,218	1,728,322
5,409	23,291,118	7,977,724	16,805,881	12,901,396	2,811,433	2,072,704	(104,120)

–	(9,641,583)	(1,908,133)	(45,549,349)	(41,096,851)	(15,751,601)	(29,708,369)	(37,900,000)
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–

–	20,181,209	23,196,057	69,022,085	120,844,081	141,045,650	66,367,611	115,517,618
–	10,539,626	21,287,924	23,472,736	79,747,230	125,294,049	36,659,242	77,617,618
$ 5,409	$ 33,830,744	$ 29,265,648	$ 40,278,617	$ 92,648,626	$128,105,482	$ 38,731,946	$ 77,513,498

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended December 31, 2009

	Small Cap Value Fund	Small Cap Growth Fund	Global Securities Fund
Investment Income:
Interest	$ 949	$ 317	$ 1,362
Dividends
Unaffiliated issuers	127,030	31,720	1,226,307
Affiliated issuers3	–	–	–
Less: Foreign taxes withheld	–	–	(66,215)
Total investment income	127,979	32,037	1,161,454
Expenses:
Management fees	74,725	45,734	277,621
Trustees’ fees	255	167	1,142
Audit fees	469	312	2,152
Distribution fees – Class II4	481	7	561
Compliance expense	278	385	1,793
Total expenses before reimbursement/waiver	76,208	46,605	283,269
Less reimbursement/waiver	–	–	–
Total expenses net of reimbursement/waiver	76,208	46,605	283,269
Net Investment Income (Loss)	51,771	(14,568)	878,185
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)1
Unaffiliated issuers	(617,038)	(734,906)	(8,069,768)
Affiliated issuers3	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	–	–
Net change in unrealized appreciation on investments (including a net unrealized appreciation on foreign currency related transactions)2	2,621,695	1,444,846	13,488,252
Net Realized and Unrealized Gain on Investments	2,004,657	709,940	5,418,484
Net Increase in Net Assets from Operations	$ 2,056,428	$ 695,372	$ 6,296,669

1	Includes foreign capital gains taxes paid of $18,068 for the International Stock Fund.
2	Net of deferred foreign capital gains taxes of $2,164 for the International Stock Fund.
3	See Note 10 for information on affiliated issuers.
4	Class II shares commenced investment operations on May 1, 2009. Class II shares are not available for the Target Retirement Funds.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended December 31, 2009

International Stock Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund

$ 9,157	$ 96	$ 127	$ 146

2,693,781	130,384	91,271	69,387
–	208,720	197,140	103,261
(236,441)	–	–	–
2,466,497	339,200	288,538	172,794

901,212	52,612	52,225	44,249
2,944	332	326	269
5,520	457	400	340
2,870	2	2	2
9,281	233	225	183
921,827	53,636	53,178	45,043
–	(8,855)	(8,936)	(7,673)
921,827	44,781	44,242	37,370
1,544,670	294,419	244,296	135,424

(8,729,999)	693,584	544,636	808,966
–	(139,413)	(56,894)	(35,749)

–	897	581	–
26,452,015	2,739,249	3,165,472	2,527,613
17,722,016	3,294,317	3,653,795	3,300,830
$ 19,266,686	$ 3,588,736	$ 3,898,091	$ 3,436,254

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2009	2008	2009	2008
Net Assets at beginning of period	$116,678,068	$ 66,747,325	$243,761,079	$218,280,994
Increase (decrease) in net assets from operations:
Net investment income (loss)	4,826,812	3,618,523	6,572,283	5,594,298
Net realized gain (loss) on investment	(8,857,931)	(4,664,913)	(28,234,158)	(31,179,507)
Net change in unrealized appreciation (depreciation)	28,277,479	(20,937,322)	77,568,892	(68,550,378)
Net increase (decrease) in net assets from operations	24,246,360	(21,983,712)	55,907,017	(94,135,587)
Distributions to shareholders from:
Net investment income
Class I	(4,767,331)	(3,634,290)	(6,702,184)	(5,366,853)
Class II	(223,887)	–	(158,375)	–
Net realized gains
Class I	–	(1,067,962)	–	(4,983,537)
Total distributions	(4,991,218)	(4,702,252)	(6,860,559)	(10,350,390)
Capital Stock transactions:
Class I Shares
Shares sold	48,197,600	84,012,864	52,588,638	129,854,947
Issued to shareholders in reinvestment of distributions	4,767,331	4,702,252	6,702,184	10,350,390
Shares redeemed	(12,259,692)	(12,098,409)	(19,097,422)	(10,239,275)
Net increase (decrease) from capital share transactions	40,705,239	76,616,707	40,193,400	129,966,062
Class II Shares1
Shares sold	12,467,744	–	12,754,353	–
Issued to shareholders in reinvestment of distributions	223,887	–	158,375	–
Shares redeemed	(178,791)	–	(1,323,261)	–
Net increase from capital share transactions	12,512,840	–	11,589,467	–
Total increase (decrease) in net assets	72,473,221	49,930,743	100,829,325	25,480,085
Net Assets at end of period	$189,151,289	$116,678,068	$344,590,404	$243,761,079
Undistributed net investment income	$ 76,082	$ 240,488	$ 103,446	$ 391,722
Capital Share transactions:
Class I Shares
Shares sold	5,448,382	8,261,031	6,666,402	12,933,160
Issued to shareholders in reinvestment of distributions	514,619	531,666	791,400	1,184,768
Shares redeemed	(1,376,271)	(1,231,070)	(2,406,261)	(1,144,403)
Net increase from capital share transactions	4,586,730	7,561,627	5,051,541	12,973,525
Class II Shares1
Shares sold	1,332,005	–	1,519,377	–
Issued to shareholders in reinvestment of distributions	23,296	–	17,861	–
Shares redeemed	(20,373)	–	(165,649)	–
Net increase from capital share transactions	1,334,928	–	1,371,589	–
1	Class II shares commenced investment operations on May 1, 2009.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Aggressive Allocation Fund		Money Market Fund		Bond Fund		High Income Fund
2009	2008	2009	2008	2009	2008	2009	2008
$ 69,616,011	$ 68,119,997	$159,348,665	$111,332,534	$572,562,403	$646,233,453	$ 90,728,399	$135,044,915

1,300,679	737,299	5,409	2,016,801	23,291,118	29,819,947	7,977,724	8,590,695
(9,641,347)	(12,776,327)	–	19,466	(9,641,583)	772,456	(1,908,133)	(11,911,310)
32,502,011	(29,087,936)	–	–	20,181,209	(14,489,323)	23,196,057	(14,023,592)
24,161,343	(41,126,964)	5,409	2,036,267	33,830,744	16,103,080	29,265,648	(17,344,207)

(1,429,089)	(668,223)	(5,409)	(2,036,267)	(23,057,764)	(29,315,915)	(8,050,694)	(9,037,895)
(4,716)	–	–	–	(239,898)	–	(54,824)	–

–	(2,705,263)	–	–	–	–	–	–
(1,433,805)	(3,373,486)	(5,409)	(2,036,267)	(23,297,662)	(29,315,915)	(8,105,518)	(9,037,895)

27,495,291	47,294,376	23,066,620	108,119,221	58,018,601	38,082,556	6,765,253	3,099,561
1,429,089	3,373,486	5,409	2,036,267	23,057,764	29,315,915	8,050,694	9,037,895
(6,745,001)	(4,671,398)	(89,958,367)	(62,139,357)	(122,502,720)	(127,856,686)	(18,956,948)	(30,071,870)
22,179,379	45,996,464	(66,886,338)	48,016,131	(41,426,355)	(60,458,215)	(4,141,001)	(17,934,414)

480,785	–	271,669	–	9,630,532	–	1,081,174	–
4,716	–	–	–	239,898	–	54,824	–
(2,114)	–	(86,363)	–	(31,466)	–	(13,405)	–
483,387	–	185,306	–	9,838,964	–	1,122,593	–
45,390,304	1,496,014	(66,701,032)	48,016,131	(21,054,309)	(73,671,050)	18,141,722	(44,316,516)
$115,006,315	$ 69,616,011	$ 92,647,633	$159,348,665	$551,508,094	$572,562,403	$108,870,121	$ 90,728,399
$ –	$ 69,076	$ –	$ –	$ 249,769	$ 555,248	$ 66,140	$ 157,472

3,946,294	4,898,248	23,066,620	108,119,221	5,718,500	3,694,547	792,157	377,537
177,871	353,586	5,409	2,036,267	2,296,864	2,939,189	923,541	1,219,447
(915,141)	(527,898)	(89,958,367)	(62,139,357)	(12,156,519)	(12,480,000)	(2,248,840)	(3,386,525)
3,209,024	4,723,936	(66,886,338)	48,016,131	(4,141,155)	(5,846,264)	(533,142)	(1,789,541)

61,702	–	271,669	–	938,118	–	121,539	–
568	–	–	–	23,607	–	6,021	–
(267)	–	(86,363)	–	(3,107)	–	(1,526)	–
62,003	–	185,306	–	958,618	–	126,034	–

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Diversified Fund		Large Cap Value Fund
Year Ended December 31,	2009	2008	2009	2008
Net Assets at beginning of period	$438,046,968	$637,606,291	$609,443,601	$1,229,433,349
Increase (decrease) in net assets from operations:
Net investment income (loss)	16,805,881	23,476,423	12,901,396	22,073,694
Net realized gain (loss) on investment	(45,549,349)	(17,051,142)	(41,096,851)	(99,539,308)
Net change in unrealized appreciation (depreciation)	69,022,085	(82,034,000)	120,844,081	(312,297,708)
Net increase (decrease) in net assets from operations	40,278,617	(75,608,719)	92,648,626	(389,763,322)
Distributions to shareholders from:
Net investment income
Class I	(16,548,568)	(23,213,706)	(12,916,238)	(21,524,382)
Class II	(141,616)	–	(22,315)	–
Net realized gains
Class I	–	(534,313)	–	(840,025)
Total distributions	(16,690,184)	(23,748,019)	(12,938,553)	(22,364,407)
Capital Stock transactions:
Class I Shares
Shares sold	10,140,953	5,937,046	23,903,274	15,895,797
Issued to shareholders in reinvestment of distributions	16,548,568	23,748,019	12,916,238	22,364,407
Shares redeemed	(69,765,608)	(129,887,650)	(95,019,745)	(246,122,223)
Net increase from capital stock transactions	(43,076,087)	(100,202,585)	(58,200,233)	(207,862,019)
Class II Shares1
Shares sold	6,085,900	–	2,364,778	–
Issued to shareholders in reinvestment of distributions	141,616	–	22,315	–
Shares redeemed	(144,488)	–	(25,007)	–
Net increase from capital stock transactions	6,083,028	–	2,362,086	–
Total increase (decrease) in net assets	(13,404,626)	(199,559,323)	23,871,926	(619,989,748)
Net Assets at end of period	$424,642,342	$438,046,968	$633,315,527	$609,443,601
Undistributed net investment income	$ 209,484	$ 308,614	$ 133,000	$ 362,466
Capital Share transactions:
Class I Shares
Shares sold	701,712	360,534	1,259,034	685,787
Issued to shareholders in reinvestment of distributions	1,126,943	1,641,275	660,509	1,150,037
Shares redeemed	(4,901,466)	(7,897,382)	(4,862,113)	(9,493,310)
Net increase (decrease) from capital share transactions	(3,072,811)	(5,895,573)	(2,942,570)	(7,657,486)
Class II Shares1
Shares sold	407,839	–	115,293	–
Issued to shareholders in reinvestment of distributions	9,162	–	998	–
Shares redeemed	(9,689)	–	(1,212)	–
Net increase from capital share transactions	407,312	–	115,079	–

1	Class II shares commenced investment operations on May 1, 2009.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Large Cap Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Value Fund
2009	2008	2009	2008	2009	2008	2009	2008
$352,473,289	$665,239,561	$157,948,916	$317,338,350	$166,464,913	$367,318,262	$ 5,985,697	$ 5,623,660

2,811,433	3,342,922	2,072,704	3,904,573	(104,120)	247,666	51,771	63,947
(15,751,601)	(86,382,103)	(29,708,369)	(43,084,929)	(37,900,000)	(62,918,236)	(617,038)	(391,085)
141,045,650	(151,997,328)	66,367,611	(67,225,588)	115,517,618	(97,671,167)	2,621,695	(1,521,635)
128,105,482	(235,036,509)	38,731,946	(106,405,944)	77,513,498	(160,341,737)	2,056,428	(1,848,773)

(2,778,954)	(3,336,233)	(1,771,231)	(3,619,123)	(5,837)	(241,829)	(40,097)	(58,710)
(15,228)	–	(13,240)	–	–	–	(809)	–

–	(1,186,434)	–	(403,215)	–	(3,840,199)	–	(1,246)
(2,794,182)	(4,522,667)	(1,784,471)	(4,022,338)	(5,837)	(4,082,028)	(40,906)	(59,956)

22,586,452	47,534,033	12,889,581	10,959,054	18,490,085	11,326,492	856,902	2,761,819
2,778,954	4,522,667	1,771,231	4,022,338	5,837	4,082,028	40,097	59,956
(69,134,133)	(125,263,796)	(29,811,837)	(63,942,544)	(32,919,803)	(51,838,104)	(839,841)	(551,009)
(43,768,727)	(73,207,096)	(15,151,025)	(48,961,152)	(14,423,881)	(36,429,584)	57,158	2,270,766

5,465,138	–	2,831,400	–	1,594,503	–	551,876	–
15,228	–	13,240	–	–	–	809	–
(10,382)	–	(5,256)	–	(2,883)	–	(6,046)	–
5,469,984	–	2,839,384	–	1,591,620	–	546,639	–
87,012,557	(312,766,272)	24,635,834	(159,389,434)	64,675,400	(200,853,349)	2,619,319	362,037
$439,485,846	$352,473,289	$182,584,750	$157,948,916	$231,140,313	$166,464,913	$ 8,605,016	$ 5,985,697
$ 35,351	$ 29,904	$ –	$ 12,168	$ –	$ 5,837	$ 891	$ –

1,369,916	2,377,672	1,301,037	871,303	5,174,854	2,778,937	135,378	345,858
152,387	284,492	164,468	403,077	1,753	780,262	5,318	9,415
(4,016,938)	(6,834,822)	(2,893,643)	(5,364,886)	(8,732,145)	(12,214,832)	(122,189)	(72,967)
(2,494,635)	(4,172,658)	(1,428,138)	(4,090,506)	(3,555,538)	(8,655,633)	18,507	282,306

301,926	–	258,740	–	394,534	–	72,869	–
759	–	1,106	–	–	–	93	–
(602)	–	(503)	–	(735)	–	(767)	–
302,083	–	259,343	–	393,799	–	72,195	–

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Small Cap Growth Fund		Global Securities Fund
Year Ended December 31,	2009	2008	2009	2008
Net Assets at beginning of period	$ 4,043,251	$ 6,033,896	$ 29,335,724	$ 56,034,069
Increase (decrease) in net assets from operations:
Net investment income (loss)	(14,568)	(8,859)	878,185	1,479,885
Net realized gain (loss) on investment	(734,906)	(2,289,210)	(8,069,768)	(244,126)
Net change in unrealized appreciation (depreciation)	1,444,846	(826,558)	13,488,252	(21,001,971)
Net increase (decrease) in net assets from operations	695,372	(3,124,627)	6,296,669	(19,766,212)
Distributions to shareholders from:
Net investment income
Class I	–	(559)	(399,898)	(2,174,907)
Class II	–	–	(6,371)	–
Net realized gains
Class I	–	(788)	–	(667,981)
Total distributions	–	(1,347)	(406,269)	(2,842,888)
Capital Stock transactions:
Class I Shares
Shares sold	482,027	1,984,927	1,414,892	1,729,364
Issued to shareholders in reinvestment of distributions	–	1,347	399,898	2,842,888
Shares redeemed	(663,785)	(850,945)	(4,071,364)	(8,661,497)
Net increase from capital stock transactions	(181,758)	1,135,329	(2,256,574)	(4,089,245)
Class II Shares1
Shares sold	7,703	–	650,210	–
Issued to shareholders in reinvestment of distributions	–	–	6,371	–
Shares redeemed	(1,172)	–	(7,225)	–
Net increase from capital stock transactions	6,531	–	649,356	–
Total increase (decrease) in net assets	520,145	(1,990,645)	4,283,182	(26,698,345)
Net Assets at end of period	$ 4,563,396	$ 4,043,251	$ 33,618,906	$ 29,335,724
Undistributed net investment income	$ –	$ –	$ 531,744	$ 48,913
Capital Share transactions:
Class I Shares
Shares sold	84,576	237,028	253,568	216,936
Issued to shareholders in reinvestment of distributions	–	145	59,171	440,417
Shares redeemed	(112,101)	(125,383)	(682,849)	(1,056,000)
Net increase (decrease) from capital share transactions	(27,525)	111,790	(370,110)	(398,647)
Class II Shares1
Shares sold	1,281	–	101,489	–
Issued to shareholders in reinvestment of distributions	–	–	901	–
Shares redeemed	(186)	–	(1,074)	–
Net increase from capital share transactions	1,095	–	101,316	–

1	Class II shares commenced investment operations on May 1, 2009 and are not available for the Target Retirement Funds.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

International Stock Fund		Target Retirement 2020 Fund		Target Retirement 2030 Fund		Target Retirement 2040 Fund
2009	2008	2009	2008	2009	2008	2009	2008
$ 72,768,214	$164,151,307	$ 8,718,521	$ 2,523,992	$ 8,010,286	$ 1,521,478	$ 6,385,244	$ 1,192,945

1,544,670	3,063,387	294,419	176,516	244,296	138,548	135,424	86,355
(8,729,999)	(13,589,243)	555,068	(1,718,359)	488,323	(1,334,542)	773,217	(1,413,390)
26,452,015	(48,756,010)	2,739,249	(1,774,347)	3,165,472	(2,227,775)	2,527,613	(1,630,888)
19,266,686	(59,281,866)	3,588,736	(3,316,190)	3,898,091	(3,423,769)	3,436,254	(2,957,923)

(1,466,292)	(2,364,650)	(323,699)	(211,428)	(270,609)	(139,545)	(157,883)	(80,259)
(63,227)	–

–	(6,216,528)	–	(35,204)	–	(25,438)	–	(24,465)
(1,529,519)	(8,581,178)	(323,699)	(246,632)	(270,609)	(164,983)	(157,883)	(104,724)

4,628,487	5,064,766	8,086,115	11,494,999	7,908,500	10,553,873	7,164,454	8,734,729
1,466,292	8,581,178	323,699	246,632	270,609	164,983	157,883	104,724
(18,402,556)	(37,165,993)	(1,093,465)	(1,984,280)	(486,573)	(641,296)	(329,778)	(584,507)
(12,307,777)	(23,520,049)	7,316,349	9,757,351	7,692,536	10,077,560	6,992,559	8,254,946

3,704,941	–
63,227	–
(6,521)	–
3,761,647	–
9,191,037	(91,383,093)	10,581,386	6,194,529	11,320,018	6,488,808	10,270,930	5,192,299
$ 81,959,251	$ 72,768,214	$ 19,299,907	$ 8,718,521	$ 19,330,304	$ 8,010,286	$ 16,656,174	$ 6,385,244
$ 65,549	$ (62,466)	$ –	$ 11,421	$ 7,679	$ 33,992	$ 9,451	$ 31,910

594,689	495,769	1,201,511	1,407,757	1,253,097	1,287,487	1,212,814	1,117,010
156,897	846,956	43,937	38,543	38,477	26,965	23,589	17,272
(2,148,889)	(4,010,459)	(163,235)	(265,109)	(75,193)	(81,180)	(56,049)	(84,076)
(1,397,303)	(2,667,734)	1,082,213	1,181,191	1,216,381	1,233,272	1,180,354	1,050,206

410,041	–
6,626	–
(767)	–
415,900	–

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,			Inception to 12/31/061
	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 8.48	$10.77	$10.60	$10.00
Income from Investment Operations:
Net investment income3	0.29	0.35	0.45	0.23
Net realized and unrealized gain (loss) on investments	1.12	(2.27)	(0.03)	0.51
Total from investment operations	1.41	(1.92)	0.42	0.74
Less Distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.23)	(0.14)
Distributions from capital gains	–	(0.10)	(0.02)	–
Total distributions	(0.28)	(0.37)	(0.25)	(0.14)
Net increase (decrease) in net asset value	1.13	(2.29)	0.17	0.60
Net Asset Value at end of period	$9.61	$8.48	$10.77	$10.60
Total Return4 (%)	16.76	(17.89)	3.92	7.345
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$176,322	$116,678	$66,747	$9,113
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.346
After management fee reduction (%)	0.31	0.28	0.21	0.246
Ratio of net investment income to average net assets (%)	3.23	3.53	4.12	4.256
Portfolio Turnover (%)	47	71	28	245
CLASS II	Inception to 12/31/092
Net Asset Value at beginning of period	$ 8.51
Income from Investment Operations:
Net investment income3	0.28
Net realized and unrealized gain (loss) on investments	0.99
Total from investment operations	1.27
Less Distributions:
Distributions from net investment income	(0.17)
Net increase in net asset value	1.10
Net Asset Value at end of period	$ 9.61
Total Return4 (%)	14.915
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,829
Ratios of expenses to average net assets (%)	0.566
Ratio of net investment income to average net assets (%)	4.386
Portfolio Turnover (%)	475

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,			Inception to 12/31/061
	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 7.51	$11.21	$10.86	$10.00
Income from Investment Operations:
Net investment income3	0.18	0.21	0.28	0.20
Net realized and unrealized gain (loss) on investments	1.37	(3.55)	0.32	0.79
Total from investment operations	1.55	(3.34)	0.60	0.99
Less Distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.19)	(0.13)
Distributions from capital gains	–	(0.19)	(0.06)	(0.00)5
Total distributions	(0.19)	(0.36)	(0.25)	(0.13)
Net increase (decrease) in net asset value	1.36	(3.70)	0.35	0.86
Net Asset Value at end of period	$8.87	$7.51	$11.21	$10.86
Total Return4 (%)	20.61	(30.23)	5.56	9.876
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$332,428	$243,761	$218,281	$36,994
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.347
After management fee reduction (%)	0.31	0.28	0.21	0.247
Ratio of net investment income to average net assets (%)	2.29	2.20	2.45	3.747
Portfolio Turnover (%)	52	69	29	236
CLASS II	Inception to 12/31/092
Net Asset Value at beginning of period	$7.56
Income from Investment Operations:
Net investment income3	0.19
Net realized and unrealized gain (loss) on investments	1.24
Total from investment operations	1.43
Less Distributions:
Distributions from net investment income	(0.12)
Net increase in net asset value	1.31
Net Asset Value at end of period	$ 8.87
Total Return4 (%)	18.826
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,162
Ratios of expenses to average net assets (%)	0.567
Ratio of net investment income to average net assets (%)	3.337
Portfolio Turnover (%)	526

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amount represents less than $0.005 per share.
6	Not annualized.
7	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,			Inception to 12/31/061
	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 6.57	$11.61	$11.10	$10.00
Income from Investment Operations:
Net investment income3	0.10	0.09	0.09	0.15
Net realized and unrealized gain (loss) on investments	1.74	(4.74)	0.77	1.10
Total from investment operations	1.84	(4.65)	0.86	1.25
Less Distributions:
Distributions from net investment income	(0.11)	(0.06)	(0.14)	(0.15)
Distributions from capital gains	–	(0.33)	(0.21)	–
Total distributions	(0.11)	(0.39)	(0.35)	(0.15)
Net increase (decrease) in net asset value	1.73	(5.04)	0.51	1.10
Net Asset Value at end of period	$8.30	$6.57	$11.61	$11.10
Total Return4 (%)	27.91	(41.09)	7.69	12.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$114,492	$69,616	$68,120	$21,547
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.336
After management fee reduction (%)	0.31	0.28	0.21	0.236
Ratio of net investment income to average net assets (%)	1.44	0.94	0.79	2.716
Portfolio Turnover (%)	58	67	46	215
CLASS II	Inception to 12/31/092
Net Asset Value at beginning of period	$6.69
Income from Investment Operations:
Net investment income3	0.15
Net realized and unrealized gain (loss) on investments	1.54
Total from investment operations	1.69
Less Distributions:
Distributions from net investment income	(0.08)
Net increase in net asset value	1.61
Net Asset Value at end of period	$ 8.30
Total Return4 (%)	25.095
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 514
Ratios of expenses to average net assets (%)	0.566
Ratio of net investment income to average net assets (%)	2.866
Portfolio Turnover (%)	585

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	0.004	0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	–	0.004	0.004	0.004	–
Total from investment operations	0.00	0.02	0.05	0.04	0.03
Less Distributions:
Distributions from net investment income	(0.00)4	(0.02)	(0.05)	(0.04)	(0.03)
Net increase in net asset value	0.00	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return3 (%)	0.00	1.75	4.71	4.54	2.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$92,463	$159,349	$111,333	$100,462	$94,637
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.47	0.47	0.46	0.46	0.46
After waiver of expenses by Adviser (%)	0.287	0.47	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	0.00	1.67	4.58	4.42	2.73
CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$1.00
Income from Investment Operations:
Net investment income2	–
Net realized and unrealized gain (loss) on investments	–
Total from investment operations	0.00
Less Distributions:
Distributions from net investment income	–
Net increase in net asset value	0.00
Net Asset Value at end of period	$1.00
Total Return3(%)	0.005
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.736
After waiver of expenses by Adviser (%)	0.206,7
Ratio of net investment income to average net assets (%)	0.006

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amount represents less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$ 9.94	$10.19	$10.11	$10.17	$10.34
Income from Investment Operations:
Net investment income2	0.43	0.50	0.49	0.47	0.42
Net realized and unrealized gain (loss) on investments	0.21	(0.21)	0.02	(0.06)	(0.16)
Total from investment operations	0.64	0.29	0.51	0.41	0.26
Less Distributions:
Distributions from net investment income	(0.44)	(0.54)	(0.43)	(0.47)	(0.43)
Net increase (decrease) in net asset value	0.20	(0.25)	0.08	(0.06)	(0.17)
Net Asset Value at end of period	$10.14	$9.94	$10.19	$10.11	$10.17
Total Return3 (%)	6.50	2.86	5.05	4.01	2.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$541,789	$572,562	$646,233	$659,273	$623,976
Ratios of expenses to average net assets	0.57	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	4.28	4.84	4.81	4.54	4.06
Portfolio Turnover	25	12	29	27	51

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.85
Income from Investment Operations:
Net investment income2	0.27
Net realized and unrealized gain (loss) on investments	0.28
Total from investment operations	0.55
Less Distributions:
Distributions from net investment income	(0.26)
Net increase in net asset value	0.29
Net Asset Value at end of period	$10.14
Total Return3(%)	5.554
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,719
Ratios of expenses to average net assets	0.825
Ratio of net investment income to average net assets (%)	3.865
Portfolio Turnover	254

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$7.34	$9.54	$10.16	$10.01	$10.40
Income from Investment Operations:
Net investment income2	0.68	0.67	0.76	0.74	0.68
Net realized and unrealized gain (loss) on investments	1.80	(2.07)	(0.53)	0.16	(0.42)
Total from investment operations	2.48	(1.40)	0.23	0.90	0.26
Less Distributions:
Distributions from net investment income	(0.71)	(0.80)	(0.85)	(0.74)	(0.65)
Distributions from capital gains	–	–	(0.00)4	(0.01)	–
Total distributions	(0.71)	(0.80)	(0.85)	(0.75)	(0.65)
Net increase (decrease) in net asset value	1.77	(2.20)	(0.62)	0.15	(0.39)
Net Asset Value at end of period	$9.11	$7.34	$9.54	$10.16	$10.01
Total Return3 (%)	34.29	(14.74)	2.29	9.03	2.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$107,722	$90,728	$135,045	$153,528	$134,032
Ratios of expenses to average net assets	0.77	0.76	0.76	0.77	0.76
Ratio of net investment income to average net assets (%)	7.94	7.42	7.27	7.12	6.47
Portfolio Turnover	73	45	73	64	86

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$8.14
Income from Investment Operations:
Net investment income2	0.47
Net realized and unrealized gain (loss) on investments	0.96
Total from investment operations	1.43
Less Distributions:
Distributions from net investment income	(0.46)
Net increase in net asset value	0.97
Net Asset Value at end of period	$9.11
Total Return3(%)	17.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,148
Ratios of expenses to average net assets	1.016
Ratio of net investment income to average net assets (%)	7.656
Portfolio Turnover	735

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amount represents less than $0.005 per share.
5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$14.46	$17.62	$18.46	$19.40	$19.11
Income from Investment Operations:
Net investment income2	0.60	0.72	0.79	0.49	0.42
Net realized and unrealized gain (loss) on investments	0.92	(3.05)	(0.32)	1.45	0.32
Total from investment operations	1.52	(2.33)	0.47	1.94	0.74
Less Distributions:
Distributions from net investment income	(0.61)	(0.81)	(0.80)	(0.55)	(0.45)
Distributions from capital gains	–	(0.02)	(0.51)	(2.33)	–
Total distributions	(0.61)	(0.83)	(1.31)	(2.88)	(0.45)
Net increase (decrease) in net asset value	0.91	(3.16)	(0.84)	(0.94)	0.29
Net Asset Value at end of period	$15.37	$14.46	$17.62	$18.46	$19.40
Total Return3 (%)	10.74	(13.25)	2.51	9.984	3.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$418,381	$438,047	$637,606	$735,881	$785,301
Ratios of expenses to average net assets	0.72	0.71	0.71	0.71	0.71
Ratio of net investment income to average net assets (%)	4.12	4.37	4.21	2.52	2.18
Portfolio Turnover	26	14	41	62	52

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$13.74
Income from Investment Operations:
Net investment income2	0.35
Net realized and unrealized gain (loss) on investments	1.64
Total from investment operations	1.99
Less Distributions:
Distributions from net investment income	(0.36)
Net increase in net asset value	1.63
Net Asset Value at end of period	$15.37
Total Return3(%)	14.435
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,261
Ratios of expenses to average net assets	0.976
Ratio of net investment income to average net assets (%)	3.446
Portfolio Turnover	265

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	In 2006, 0.01% of the Fund’s total return consisted of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.
5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$19.42	$31.49	$35.14	$31.62	$30.47
Income from Investment Operations:
Net investment income2	0.43	0.65	0.68	0.65	0.54
Net realized and unrealized gain (loss) on investments	2.76	(11.99)	(0.45)	5.87	1.16
Total from investment operations	3.19	(11.34)	0.23	6.52	1.70
Less Distributions:
Distributions from net investment income	(0.44)	(0.71)	(0.71)	(0.67)	(0.55)
Distributions from capital gains	–	(0.02)	(3.17)	(2.33)	–
Total distributions	(0.44)	(0.73)	(3.88)	(3.00)	(0.55)
Net increase (decrease) in net asset value	2.75	(12.07)	(3.65)	3.52	1.15
Net Asset Value at end of period	$22.17	$19.42	$31.49	$35.14	$31.62
Total Return3 (%)	16.79	(35.99)	0.60	20.55	5.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$630,764	$609,444	$1,229,433	$1,390,778	$1,239,868
Ratios of expenses to average net assets	0.62	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	2.23	2.42	1.87	1.91	1.74
Portfolio Turnover	81	38	45	35	28

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$17.74
Income from Investment Operations:
Net investment income2	0.18
Net realized and unrealized gain (loss) on investments	4.45
Total from investment operations	4.63
Less Distributions:
Distributions from net investment income	(0.20)
Net increase in net asset value	4.43
Net Asset Value at end of period	$22.17
Total Return3(%)	26.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,552
Ratios of expenses to average net assets	0.875
Ratio of net investment income to average net assets (%)	1.285
Portfolio Turnover	814

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$14.50	$23.36	$21.47	$19.97	$19.68
Income from Investment Operations:
Net investment income2	0.12	0.12	0.08	0.07	0.17
Net realized and unrealized gain (loss) on investments	5.37	(8.80)	2.59	1.51	0.30
Total from investment operations	5.49	(8.68)	2.67	1.58	0.47
Less Distributions:
Distributions from net investment income	(0.12)	(0.14)	(0.09)	(0.08)	(0.18)
Distributions from capital gains	–	(0.04)	(0.69)	–	–
Total distributions	(0.12)	(0.18)	(0.78)	(0.08)	(0.18)
Net increase (decrease) in net asset value	5.37	(8.86)	1.89	1.50	0.29
Net Asset Value at end of period	$19.87	$14.50	$23.36	$21.47	$19.97
Total Return3 (%)	37.98	(37.20)	12.36	7.88	2.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$433,483	$352,473	$665,240	$669,761	$688,812
Ratios of expenses to average net assets	0.82	0.82	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	0.72	0.62	0.34	0.35	0.86
Portfolio Turnover	89	123	76	87	73

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$15.78
Income from Investment Operations:
Net investment income2	0.05
Net realized and unrealized gain (loss) on investments	4.09
Total from investment operations	4.14
Less Distributions:
Distributions from net investment income	(0.05)
Net increase in net asset value	4.09
Net Asset Value at end of period	$19.87
Total Return3(%)	26.214
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,003
Ratios of expenses to average net assets	1.075
Ratio of net investment income to average net assets (%)	0.365
Portfolio Turnover	894

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP VALUE FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$ 9.51	$15.34	$17.54	$17.30	$16.58
Income from Investment Operations:
Net investment income2	0.13	0.21	0.21	0.20	0.11
Net realized and unrealized gain (loss) on investments	2.30	(5.80)	(0.15)	2.74	1.61
Total from investment operations	2.43	(5.59)	0.06	2.94	1.72
Less Distributions:
Distributions from net investment income	(0.11)	(0.22)	(0.18)	(0.20)	(0.11)
Distributions from capital gains	–	(0.02)	(2.08)	(2.50)	(0.89)
Total distributions	(0.11)	(0.24)	(2.26)	(2.70)	(1.00)
Net increase (decrease) in net asset value	2.32	(5.83)	(2.20)	0.24	0.72
Net Asset Value at end of period	$11.83	$9.51	$15.34	$17.54	$17.30
Total Return3 (%)	25.67	(36.45)	0.25	16.96	10.32
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$179,517	$157,949	$317,338	$343,213	$275,279
Ratios of expenses to average net assets	1.02	1.02	1.01	1.01	1.01
Ratio of net investment income to average net assets (%)	1.28	1.56	1.16	1.12	0.62
Portfolio Turnover	105	81	68	95	29

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$9.55
Income from Investment Operations:
Net investment income2	0.07
Net realized and unrealized gain (loss) on investments	2.26
Total from investment operations	2.33
Less Distributions:
Distributions from net investment income	(0.05)
Net increase in net asset value	2.28
Net Asset Value at end of period	$11.83
Total Return3(%)	24.364
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,068
Ratios of expenses to average net assets	1.275
Ratio of net investment income to average net assets (%)	0.935
Portfolio Turnover	1054

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP GROWTH FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$3.01	$5.75	$5.89	$6.74	$6.80
Income from Investment Operations:
Net investment income2	–	0.004	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.43	(2.68)	0.53	0.78	0.59
Total from investment operations	1.43	(2.68)	0.50	0.76	0.58
Less Distributions:
Distributions from net investment income	(0.00)4	(0.00)4	–	–	–
Distributions from capital gains	–	(0.06)	(0.64)	(1.61)	(0.64)
Total distributions	(0.00)	(0.06)	(0.64)	(1.61)	(0.64)
Net increase (decrease) in net asset value	1.43	(2.74)	(0.14)	(0.85)	(0.06)
Net Asset Value at end of period	$4.44	$3.01	$5.75	$5.89	$6.74
Total Return3 (%)	47.28	(46.89)	8.44	11.38	8.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$229,395	$166,465	$367,318	$374,044	$373,921
Ratios of expenses to average net assets	0.87	0.87	0.86	0.86	0.86
Ratio of net investment income to average net assets (%)	(0.05)	0.09	(0.41)	(0.22)	(0.13)
Portfolio Turnover	186	108	104	204	88

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$3.51
Income from Investment Operations:
Net investment income2	(0.00)
Net realized and unrealized gain (loss) on investments	0.92
Total from investment operations	0.92
Net increase in net asset value	0.92
Net Asset Value at end of period	$4.43
Total Return3(%)	26.135
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,745
Ratios of expenses to average net assets	1.126
Ratio of net investment income to average net assets (%)	(0.14)6
Portfolio Turnover	1865

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amount represents less than $0.005 per share.
5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP VALUE FUND
	Year Ended December 31,		Inception to 12/31/071
	2009	2008
CLASS I
Net Asset Value at beginning of period	$6.53	$8.86	$10.00
Income from Investment Operations:
Net investment income3	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.00	(2.34)	(1.05)
Total from investment operations	2.05	(2.26)	(0.96)
Less Distributions:
Distributions from net investment income	(0.04)	(0.07)	(0.08)
Distributions from capital gains	–	(0.00)5	(0.10)
Total distributions	(0.04)	(0.07)	(0.18)
Net increase (decrease) in net asset value	2.01	(2.33)	(1.14)
Net Asset Value at end of period	$8.54	$6.53	$8.86
Total Return4 (%)	31.56	(25.54)	(9.62)6
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,989	$5,986	$5,624
Ratios of expenses to average net assets	1.11	1.12	1.047
Ratio of net investment income to average net assets (%)	0.77	1.03	1.457
Portfolio Turnover	21	28	136

CLASS II	Inception to 12/31/092
Net Asset Value at beginning of period	$6.50
Income from Investment Operations:
Net investment income3	0.02
Net realized and unrealized gain (loss) on investments	2.03
Total from investment operations	2.05
Less Distributions:
Distributions from net investment income	(0.01)
Net increase in net asset value	2.04
Net Asset Value at end of period	$8.54
Total Return4(%)	31.575
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$616
Ratios of expenses to average net assets	1.366
Ratio of net investment income to average net assets (%)	0.446
Portfolio Turnover	215

1	Commenced investment operations May 1, 2007.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP GROWTH FUND
	Year Ended December 31,		Inception to 12/31/071
	2009	2008
CLASS I
Net Asset Value at beginning of period	$5.63	$9.95	$10.00
Income from Investment Operations:
Net investment income3	(0.02)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.98	(4.31)	0.02
Total from investment operations	0.96	(4.32)	0.03
Less Distributions:
Distributions from net investment income	–	(0.00)5	(0.01)
Distributions from capital gains	–	(0.00)5	(0.07)
Total distributions	0.00	(0.00)	(0.08)
Net increase (decrease) in net asset value	0.96	(4.32)	(0.05)
Net Asset Value at end of period	$6.59	$5.63	$9.95
Total Return4 (%)	17.18	(43.41)	0.266
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,556	$4,043	$6,034
Ratios of expenses to average net assets	1.12	1.12	1.037
Ratio of net investment income to average net assets (%)	(0.35)	(0.16)	0.197
Portfolio Turnover	139	109	756

CLASS II	Inception to 12/31/092
Net Asset Value at beginning of period	$5.57
Income from Investment Operations:
Net investment income3	(0.03)
Net realized and unrealized gain (loss) on investments	1.04
Total from investment operations	1.01
Net increase in net asset value	1.01
Net Asset Value at end of period	$6.58
Total Return4(%)	18.136
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7
Ratios of expenses to average net assets	1.367
Ratio of net investment income to average net assets (%)	(0.76)7
Portfolio Turnover	1396

1	Commenced investment operations May 1, 2007.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amount represents less than $0.005 per share.
6	Not annualized.
7	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

GLOBAL SECURITIES FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$ 5.82	$10.30	$14.36	$12.87	$11.49
Income from Investment Operations:
Net investment income2	0.18	0.29	0.31	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.13	(4.18)	0.57	2.07	1.52
Total from investment operations	1.31	(3.89)	0.88	2.21	1.61
Less Distributions:
Distributions from net investment income	(0.09)	(0.46)	(0.31)	(0.16)	(0.09)
Distributions from capital gains	–	(0.13)	(4.63)	(0.56)	(0.14)
Total distributions	(0.09)	(0.59)	(4.94)	(0.72)	(0.23)
Net increase (decrease) in net asset value	1.22	(4.48)	(4.06)	1.49	1.38
Net Asset Value at end of period	$7.04	$5.82	$10.30	$14.36	$12.87
Total Return3 (%)	22.59	(38.14)	5.77	17.38	13.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,906	$29,336	$56,034	$57,220	$42,450
Ratios of expenses to average net assets	0.97	0.97	0.96	0.97	0.97
Ratio of net investment income to average net assets (%)	3.01	3.50	2.06	1.01	0.80
Portfolio Turnover	24	15	1126	21	27

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$5.31
Income from Investment Operations:
Net investment income2	0.09
Net realized and unrealized gain (loss) on investments	1.70
Total from investment operations	1.79
Less Distributions:
Distributions from net investment income	(0.06)
Net increase (decrease) in net asset value	1.73
Net Asset Value at end of period	$7.04
Total Return3(%)	33.794
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$713
Ratios of expenses to average net assets	1.225
Ratio of net investment income to average net assets (%)	1.975
Portfolio Turnover	244

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Subadviser change May 1, 2007.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
CLASS I
Net Asset Value at beginning of period	$ 7.59	$13.40	$13.78	$12.38	$11.36
Income from Investment Operations:
Net investment income2	0.17	0.26	0.23	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.95	(5.27)	1.36	2.78	1.71
Total from investment operations	2.12	(5.01)	1.59	2.97	1.88
Less Distributions:
Distributions from net investment income	(0.18)	(0.26)	(0.32)	(0.20)	(0.15)
Distributions from capital gains	–	(0.54)	(1.65)	(1.37)	(0.71)
Total distributions	(0.18)	(0.80)	(1.97)	(1.57)	(0.86)
Net increase (decrease) in net asset value	1.94	(5.81)	(0.38)	1.40	1.02
Net Asset Value at end of period	$9.53	$7.59	$13.40	$13.78	$12.38
Total Return3 (%)	27.90	(38.62)	11.42	24.19	16.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$77,997	$72,768	$164,151	$165,704	$108,482
Ratios of expenses to average net assets	1.22	1.22	1.21	1.22	1.21
Ratio of net investment income to average net assets (%)	2.08	2.45	1.60	1.48	1.47
Portfolio Turnover	87	43	62	62	52

CLASS II	Inception to 12/31/091
Net Asset Value at beginning of period	$7.32
Income from Investment Operations:
Net investment income2	0.04
Net realized and unrealized gain (loss) on investments	2.33
Total from investment operations	2.37
Less Distributions:
Distributions from net investment income	(0.16)
Net increase in net asset value	2.21
Net Asset Value at end of period	$ 9.53
Total Return3(%)	32.304
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,962
Ratios of expenses to average net assets	1.485
Ratio of net investment income to average net assets (%)	0.575
Portfolio Turnover	874

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2020 FUND
	Year Ended December 31,		Inception to 12/31/071
	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 6.04	$ 9.63	$10.00
Income from Investment Operations:
Net investment income2	0.15	0.22	0.13
Net realized and unrealized gain (loss) on investments	1.59	(3.60)	(0.32)
Total from investment operations	1.74	(3.38)	(0.19)
Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.18)
Distributions from capital gains	–	(0.05)	–
Total distributions	(0.14)	(0.21)	(0.18)
Net increase (decrease) in net asset value	1.60	(3.59)	(0.37)
Net Asset Value at end of period	$ 7.64	$ 6.04	$ 9.63
Total Return3 (%)	28.93	(35.31)	(1.94)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,300	$8,719	$2,524
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.41	0.40	0.435
After reimbursement of expenses by Adviser	0.34	0.40	0.435
Ratio of net investment income to average net assets (%)	2.24	2.80	5.175
Portfolio Turnover	78	74	34

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2030 FUND
	Year Ended December 31,		Inception to 12/31/071
	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 5.75	$ 9.54	$10.00
Income from Investment Operations:
Net investment income2	0.12	0.18	0.09
Net realized and unrealized gain (loss) on investments	1.65	(3.82)	(0.34)
Total from investment operations	1.77	(3.64)	(0.25)
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.21)
Distributions from capital gains	–	(0.04)	–
Total distributions	(0.11)	(0.15)	(0.21)
Net increase (decrease) in net asset value	1.66	(3.79)	(0.46)
Net Asset Value at end of period	$ 7.41	$ 5.75	$ 9.54
Total Return3 (%)	30.94	(38.35)	(2.51)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,330	$8,010	$1,521
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.41	0.40	0.445
After reimbursement of expenses by Adviser	0.34	0.40	0.445
Ratio of net investment income to average net assets (%)	1.87	2.38	3.535
Portfolio Turnover	78	52	154

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2040 FUND
	Year Ended December 31,		Inception to 12/31/071
	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 5.43	$ 9.48	$10.00
Income from Investment Operations:
Net investment income2	0.08	0.14	0.07
Net realized and unrealized gain (loss) on investments	1.63	(4.06)	(0.36)
Total from investment operations	1.71	(3.92)	(0.29)
Less Distributions:
Distributions from net investment income	(0.07)	(0.08)	(0.23)
Distributions from capital gains	–	(0.05)	–
Total distributions	(0.07)	(0.13)	(0.23)
Net increase (decrease) in net asset value	1.64	(4.05)	(0.52)
Net Asset Value at end of period	$ 7.07	$ 5.43	$ 9.48
Total Return3 (%)	31.64	(41.65)	(2.86)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,656	$6,385	$1,193
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.41	0.40	0.445
After reimbursement of expenses by Adviser	0.34	0.40	0.445
Ratio of net investment income to average net assets (%)	1.22	1.99	2.765
Portfolio Turnover	86	62	14

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized. 101
5	Annualized.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND

The Ultra Series Fund (the "Trust’’), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the "1940 Act’’), as a diversified, open-end management investment company. The Trust is a series fund with 19 investment portfolios (individually, a "fund," and collectively, the "funds’’), each with different investment objectives and policies. The funds include the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, and International Stock Fund (collectively, the "Core Funds’’), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds’’), and the Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Target Date Funds"). As of December 31, 2009 all funds are currently available, except for the Equity Income Fund.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. At the beginning of the period covered by this report, the trustees authorized the issuance of one class of shares of the funds designated as Class Z. Effective May 1, 2009, Class Z shares were reclassed to Class I shares, and a new class of shares, Class II shares, were added. All funds, except for the Target Date Funds offer Class I and II shares. The Target Date Funds only offer Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the "Accounts’’) of CUNA Mutual Insurance Society and to qualified pension and retirement plans of CUNA Mutual Insurance Society or its affiliates ("CUNA Mutual Group’’). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the "Investment Adviser" or "Madison"). The Investment Adviser, in turn, has, as of the date of this report, entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Small Cap Value, Global Securities, and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central

Notes to Financial Statements

Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAV’s of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value. Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day.  If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices.

Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the "Committee’’) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate as of Noon Eastern Standard Time on each day that the New York Stock Exchange is open for business.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. The Committee priced two securities as of December 31, 2009, both of which were valued at $0. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair’’ value any of the investments of these funds. However, an underlying fund may need to "fair’’ value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying Fund’s NAV.

A fund’s investments (or underlying fund) will be valued at fair value, if in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Notes to Financial Statements

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Federal Income Taxes: It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2009. It is the funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2006 through December 31, 2009.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers’’ in U.S. Government securities. As of December 31, 2009, none of the funds had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each fund, except the Money Market Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized losses of $324,567 and $341,096 are included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for the Global Securities Fund and International Stock Fund, respectively. The Money Market Fund can only invest in U.S. dollar-denominated foreign money market securities.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the

Notes to Financial Statements

difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2009, none of the funds had open forward foreign currency exchange contracts. However, as the funds do not hold foreign currency for the purpose of settling securities transactions in foreign currencies, the funds enter into contracts on the trade date, at the current spot rate, to settle any securities transactions denominated in foreign currencies on behalf of the funds. As of December 31, 2009, the International Stock Fund and Global Securities Fund had open foreign currency contracts to settle payables for investments purchased and receivables for investments sold.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Futures Contracts: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin,’’ are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2009, none of the funds have open futures contracts.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued’’ refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2009, none of the funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2009, reclassifications were recorded as follows:

Notes to Financial Statements

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ –	$ –	$ –
Moderate Allocation	–	–	–
Aggressive Allocation	(56,705)	64,050	(7,345)
Money Market	–	–	–
Bond	–	(298,935)	298,935
High Income	–	36,462	(36,462)
Diversified Income	–	(214,827)	214,827
Large Cap Value	$ –	$(192,309)	$ 192,309
Large Cap Growth	6,651	(11,804)	5,153
Mid Cap Value	(17,299)	(300,401)	317,700
Mid Cap Growth	(104,120)	104,120	–
Small Cap Value	–	(9,974)	9,974
Small Cap Growth	(17,217)	14,568	2,649
Global Securities	–	10,915	(10,915)
International Stock	–	112,864	(112,864)
Target Retirement 2020	(17,859)	17,859	–
Target Retirement 2030	–	–	–
Target Retirement 2040	–	–	–

Fair Value Measurements: Each fund has adopted the Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In April 2009, the FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The valuation techniques used by the funds to measure fair value for the period ended December 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. As of December 31, 2009, only the Global Securities and International Stock Funds held securities deemed as a Level 3. These securities were valued at $0.

The following is a summary of the inputs used as of December 31, 2009 in valuing the funds’ investments carried at fair value:

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2009
Conservative Allocation1	$189,836,170	$ –	$ –	$189,836,170
Moderate Allocation1	344,866,059	–	–	344,866,059
Aggressive Allocation1	115,108,738	–	–	115,108,738
Money Market2	3,341,133	88,612,181	–	91,953,314
Bond
Asset Backed	–	7,887,058	–	7,887,058
Corporate Notes and Bonds	–	142,316,235	–	142,316,235
Mortgage Backed	–	143,275,237	–	143,275,237
U.S. Government and Agency Obligations	–	237,811,593	–	237,811,593
Investment Companies	15,435,805	–	–	15,435,805
	15,435,805	531,290,123	–	546,725,928
High Income2	1,932,131	105,054,952	–	106,987,083
Diversified Income
Common Stocks	184,035,440	–	–	184,035,440
Asset Backed	–	4,757,908	–	4,757,908
Corporate Notes and Bonds	–	88,615,477	–	88,615,477
Mortgage Backed	–	68,460,363	–	68,460,363
U.S. Government and Agency Obligations	–	65,343,741	–	65,343,741
Investment Companies	10,711,880	–	–	10,711,880
	194,747,320	227,177,489	–	421,924,809
Large Cap Value1	632,809,288	–	–	632,809,288
Large Cap Growth1	443,687,639	–	–	443,687,639
Mid Cap Value1	182,410,039	–	–	182,410,039
Mid Cap Growth1	231,494,224	–	–	231,494,224
Small Cap Value1	8,588,253	–	–	8,588,253
Small Cap Growth4	4,346,268	220,328	–	4,566,596
Global Securities
Common Stocks
Australia	–	1,345,596	–	1,345,596
Belgium	–	38	–	38
Canada	–	526,517	–	526,517
Finland	–	142,557	–	142,557
France	–	3,019,345	–	3,019,345
Germany	–	1,479,815	–	1,479,815
Italy	–	992,681	–	992,681
Japan	–	3,336,754	–	3,336,754
Netherlands	–	866,425	–	866,425
Singapore	–	973,540	–	973,540
Spain	–	1,121,648	–	1,121,648
Switzerland	–	1,525,546	–	1,525,546
Taiwan	515,349	–	–	515,349
United Kingdom	–	5,594,297	–	5,594,297
United States	11,609,057	–	–	11,609,057
Warrants and Rights
Belgium3	–	–	–	-
Investment Companies	350,217	–	–	350,217
	10,832,343	22,567,039	–	33,399,382

1 At December 31, 2009, all investments are Level 1, see respective Portfolio of Investments.
2 At December 31, 2009, all Level 1 securities held are short term investments, see respective Portfolio of Investments.
3 At December 31, 2009, all Level 3 securities held were valued at $0, see respective Portfolio of Investments.
4 At December 31, 2009, all Level 2 securities are certificates of deposit, see respective Portfolio of Investments.

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2009
International Stock
Common Stocks
Australia3	$ –	$ 946,638	$ –	$ 946,638
Belgium	–	1,746,064	–	1,746,064
Brazil	–	2,266,213	–	2,266,213
Canada	–	1,556,411	–	1,556,411
China	–	1,201,445	–	1,201,445
Denmark	–	1,189,238	–	1,189,238
France	–	7,961,037	–	7,961,037
Germany	–	6,106,202	–	6,106,202
Hong Kong	–	2,326,761	–	2,326,761
India	–	559,655	–	559,655
Ireland	–	1,163,254	–	1,163,254
Italy	–	1,125,615	–	1,125,615
Japan	–	13,650,595	–	13,650,595
Mexico	–	757,740	–	757,740
Netherlands	–	820,384	–	820,384
Norway	–	869,574	–	869,574
Russia	–	806,613	–	806,613
Singapore	–	758,802	–	758,802
Spain	–	2,490,116	–	2,490,116
Switzerland	–	8,748,627	–	8,748,627
Turkey	–	601,395	–	601,395
United Kingdom	–	22,486,904	–	22,486,904
Investment Companies	1,259,131	–	–	1,259,131
	4,694,165	76,704,249	–	81,398,414
Target Retirement 20201	19,275,479	–	–	19,275,479
Target Retirement 20301	19,293,277	–	–	19,293,277
Target Retirement 20401	16,603,245	–	–	16,603,245

1 At December 31, 2009, all investments are Level 1, see respective Portfolio of Investments.
2 At December 31, 2009, all Level 1 securities held are short term investments, see respective Portfolio of Investments.
3 At December 31, 2009, all Level 3 securities held were valued at $0, see respective Portfolio of Investments.
4 At December 31, 2009, all Level 2 securities are certificates of deposit, see respective Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the funds during the year ended December 31, 2009:

Fund	Fair Value Beginning Balance 1/1/2008	Purchases at Cost/Sales (Proceeds)	Amortization Disc/(Prem)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Fair Value Ending Balance 12/31/2009
International Stock	$ –	$ –	$ –	$ –	$ –	$ –
Global Securities	–	–	–	–	–	–

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are

Notes to Financial Statements

effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the funds will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the funds’ financial statements and disclosures, if any, is currently being assessed.

Derivatives: In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the funds’ financial statements as the funds currently do not hold derivative financial instruments.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the funds, the Investment Adviser is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, 0.85% for the Mid Cap Growth Fund, 1.10% for the Small Cap Value and Small Cap Growth Funds, 0.95% for the Global Securities Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds, and 0.40% for each of the Target Date Funds. Effective October 1, 2009, Madison voluntarily agreed to reduce the management fee of the Target Date Funds from 0.40% to 0.20%. This waiver may be discontinued at any time. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Value Fund, Mondrian Investment Partners Limited for the Global Securities Fund and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Target Allocation Funds and the Target Date Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In this regard, the Investment Adviser waived a portion of management fees on the Money Market Class I and Class II shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended December 31, 2009, the waivers totaled $226,888 for Class I and $13 for Class II and are reflected as fees waived by the Investment Adviser in the accompanying Statement of Operations.

In addition to the management fee, the Trust is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the Independent Trustees.

Certain officers and trustees of the Trust are also officers of Madison. With the exception of the then acting Chief Compliance Officer, through June 30,2009, the Trust does not compensate these officers or trustees. The funds paid a pro-rata portion of the Chief Compliance Officer’s annual salary through June 30, 2009, and pursuant to the Limited Services Agreement (described below) thereafter. Independent Trustees were compensated by the Trust directly for their service through June 30, 2009, and pursuant to the Limited Services Agreement thereafter.

Limited Services Agreement. Effective July 1, 2009, the investment adviser, Madison Asset Management, LLC ("Madison"), entered into a Limited Services Agreement with the Trust. Under the agreement, Madison agreed to cap certain operating expenses of each fund that, prior to that date, had been paid directly by the funds (not including securities transaction commissions and expenses, certain taxes, interest, share distribution expenses, and extraordinary and non-recurring expenses). The Limited Services Agreement is in force for a period of no less than two years from the date of the agreement. Specifically,

Notes to Financial Statements

Madison, in exchange for the Limited Services Fee, is responsible for paying the fees and expenses of the funds’ Independent Trustees, independent registered public accountants and all costs related to the funds’ compliance program. The agreement requires Madison to maintain expenses for these items levels at a dollar amount that is no more than the amount of such expenses incurred by each fund’s Class I shares for the year-ended December 31, 2008, as follows:

Fund	Annual Fee	Fund	Annual Fee
Conservative Allocation	$11,284	Large Cap Value	$120,439
Moderate Allocation	31,600	Large Cap Growth	76,596
Aggressive Allocation	11,456	Mid Cap Value	40,739
Money Market	18,783	Mid Cap Growth	46,101
Bond	73,318	Small Cap Value	1,035
High Income	14,749	Small Cap Growth	1,080
Diversified Income	71,315	International Stock	24,119
Global Securities	5,735	Target Retirement 2020	337
Target Retirement 2030	245	Target Retirement 2040	213

If actual expenses exceed these dollar amounts, Madison is requuired to pay the excess (not the funds). The expenses of the funds’ Independent Trustees, independent auditors, and a portion of the Chief Compliance Officer’s annual program budget were paid directly by the fund for the period January 1 through June 30, 2009. The fees reflected on the Statements of Operations for the year-ended December 31, 2009 have been restated to include both the fees paid directly by the funds during the first six months of the year and the fees paid on behalf of the funds from the Limited Services Fees collected by Madison during the last six months of the year.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a distribution and service fee to MFD for Class II shares at an annual rate of 0.25% of each fund’s daily net assets. In return for the fee, MFD provides and compensates others that provide distribution and shareholder servicing services to the funds and their shareholders. Fees incurred by the funds under the plan are detailed in the Statement of Operations.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year-ended December 31, 2009, the waivers totaled $13 and are reflected as fees waived in the accompanying Statement of Operations.

The Trust has entered into participation agreements with CUNA Mutual Insurance Society setting forth the terms and conditions pursuant to which the Accounts and retirement plans purchase and redeem shares of the funds. Investments in the Trust by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each sub-account are invested (without sales or redemption charges) in shares of the fund corresponding to that sub-account. Shares are purchased and redeemed at a price equal to the shares’ net asset value. The assets of each fund are held separate from the assets of the other funds.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, which are reinvested in additional full and fractional shares of the fund. The Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value, Small Cap Growth, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends

Notes to Financial Statements

from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2009, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$115,648,467	$ 70,144,049
Moderate Allocation	–	–	188,509,868	148,926,505
Aggressive Allocation	–	–	71,728,788	52,284,047
Bond	125,711,964	99,554,928	6,877,206	70,955,388
High Income	–	–	73,723,182	68,832,108
Diversified Income	–	26,119,277	101,799,379	118,957,221
Large Cap Value	–	–	461,102,114	511,597,398
Large Cap Growth	–	–	337,569,873	377,751,141
Mid Cap Value	–	–	165,717,687	174,537,438
Mid Cap Growth	–	–	353,150,723	370,464,567
Small Cap Value	–	–	1,948,689	1,335,815
Small Cap Growth	–	–	5,589,464	6,032,761
Global Securities	–		6,963,162	7,949,297
International Stock	–	–	63,000,316	71,248,478
Target Retirement 2020	–		16,839,483	10,259,683
Target Retirement 2030	–		17,294,731	10,196,680
Target Retirement 2040	–		16,009,041	9,458,601

6. FOREIGN SECURITIES

Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs’’), European Depositary Receipts ("EDRs’’), Global Depositary Receipts ("GDRs’’), Swedish Depositary Receipts ("SDRs’’) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

Notes to Financial Statements

7. SECURITIES LENDING

Each fund, except the Target Allocation, Money Market, Small Cap Value, Small Cap Growth, and Target Retirement Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. The funds did not participate in securities lending during the year ended December 31, 2009.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2009	2008	2009	2008
Conservative Allocation	$ 4,991,218	$ 3,634,290	$ –	$1,067,962
Moderate Allocation	6,860,559	5,446,230	–	4,904,160
Aggressive Allocation	1,433,805	709,922	–	2,663,564
Money Market	5,409	2,036,267	–	–
Bond	23,297,662	29,315,915	–	–
High Income	8,105,518	9,037,895	–	–
Diversified Income	16,690,184	23,213,706	–	534,313
Large Cap Value	12,938,553	21,758,147	–	606,260
Large Cap Growth	2,794,182	3,336,233	–	1,186,434
Mid Cap Value	1,784,471	3,735,154	–	287,184
Mid Cap Growth	5,837	241,829	–	3,840,199
Small Cap Value	40,906	59,956	–	–
Small Cap Growth	–	1,347	–	–
Global Securities	406,269	2,360,900	–	481,988
International Stock	1,529,519	3,262,701	–	5,318,477
Target Retirement 2020	323,699	211,743	–	34,889
Target Retirement 2030	270,609	139,545	–	25,438
Target Retirement 2040	157,883	80,259	–	24,465

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Conservative Allocation	$ 76,082	$ –	$ 3,091,039
Moderate Allocation	103,446	–	(2,098,447)
Aggressive Allocation	–	–	(382,682)
Bond	286,823	–	8,939,763
High Income	127,150	–	5,031,782
Diversified Income	209,484	–	19,447,275
Large Cap Value	133,000	–	41,583,039
Large Cap Growth	35,351	–	80,983,282
Mid Cap Value	–	–	16,173,385

Notes to Financial Statements

Fund	Ordinary Income	Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Mid Cap Growth	$ –	$ –	$36,437,088
Small Cap Value	891	–	424,679
Small Cap Growth	–	–	607,377
Global Securities	531,426	–	(8,682,462)
International Stock	471,621	–	5,920,363
Target Retirement 2020	–	–	484,684
Target Retirement 2030	7,679	–	645,248
Target Retirement 2040	9,451	–	608,043

For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2009, which are available to offset future capital gains, if any:

Fund	2010	2011	2012	2013	2014	2015	2016	2017
Conservative Allocation	$ –	$ –	$–	$ –	$–	$ –	$ 2,991,644	$ 6,053,243
Moderate Allocation	–	–	–	–	–	–	17,885,475	20,811,527
Aggressive Allocation	–	–	–	–	–		6,446,542	6,205,447
Bond	1,857,702	104,606	1,560,242	1,445,891	816,322	228,563	–	9,584,651
High Income	–	–	–	–	–	640,978	10,602,862	4,641,635
Diversified Income	–	–	–	–	–	–	16,466,437	45,630,536
Large Cap Value	–	–	–	–	–	–	97,212,808	41,852,552
Large Cap Growth	–	–	–	–	–	–	78,642,821	20,739,513
Mid Cap Value	–	–	–	–	–	–	38,971,539	30,822,286
Mid Cap Growth	–	–	–	–	–	–	21,456,972	83,007,815
Small Cap Value	–	–	–	–	–	–	306,489	635,547
Small Cap Growth	–	–	–	–	–	–	892,538	2,118,861
Global Securities	–	–	–	–	–	–	751,246	6,996,033
International Stock	–	–	–	–	–	–	1,823,628	19,596,465
Target Retirement 2020	–	–	–	–	–	–	–	225,054
Target Retirement 2030	–	–	–	–	–	–	40,540	140,356
Target Retirement 2040	–	–	–	–	–	–	28,331	13,390

After October 31, 2009, the following funds had capital and currency losses in the following amounts:

Fund	Post-October Capital Loss	Post-October Currency Losses
Conservative Allocation	$ 1,989,272	$ –
Moderate Allocation	14,666,327	–
Aggressive Allocation	6,919,432	–
High Income	41,189	–
Small Cap Value	18,272	–
Small Cap Growth	32,233	–
Global Securities	1,125,187	–
International Stock	59,701	–
Target Retirement 2020	616,284	–
Target Retirement 2030	493,213	–
Target Retirement 2040	423,237	–

Notes to Financial Statements

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

At December 31, 2009, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 3,737,717	$ (646,678)	$ 3,091,039
Moderate Allocation	2,639,045	(4,737,492)	(2,098,447)
Aggressive Allocation	749,605	(1,132,287)	(382,682)
Bond	19,930,986	(10,991,223)	8,939,763
High Income	5,693,904	(662,122)	5,031,782
Diversified Income	30,662,318	(11,215,043)	19,447,275
Large Cap Value	75,471,930	(33,888,891)	41,583,039
Large Cap Growth	82,968,234	(1,984,952)	80,983,282
Mid Cap Value	20,454,163	(4,280,778)	16,173,385
Mid Cap Growth	37,409,811	(972,723)	36,437,088
Small Cap Value	1,032,278	(607,599)	424,679
Small Cap Growth	702,847	(95,470)	607,377
Global Securities	1,159,709	(9,842,485)	(8,682,776)
International Stock	8,288,612	(2,382,508)	5,906,104
Target Retirement 2020	499,145	(14,461)	484,684
Target Retirement 2030	704,760	(59,512)	645,248
Target Retirement 2040	650,081	(42,038)	608,043

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds’’). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

Notes to Financial Statements

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds’’), including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2009 are owned by separate investment accounts and/or pension plans of CUNA Mutual Insurance Society and by CUNA Mutual Insurance Society. The fair value of investments by affiliates of CUNA Mutual Insurance Society were as follows:

Fund	CUNA Mutual Insurance Society
Small Cap Value	$ 4,426,687
Small Cap Growth	3,324,273
Global Securities	10,414,060
Target Retirement 2020	817,754
Target Retirement 2030	786,926
Target Retirement 2040	746,164

The Target Allocation Funds and Target Date Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds’’), may be deemed to be under common control because of the same Board of Trustees and Investment Adviser. The MEMBERS Mutual Funds audited financial statements for the fiscal year ended October 31, 2009 and the Madison Mosaic Income and Equity Trusts audited financial statements for the fiscal year ended December 31, 2009 are available at no cost on the Securities and Exchange Commission’s website at www.sec.gov. For more information on MEMBERS Mutual Funds, call 1-800-877-6089 or visit the MEMBERS Mutual Funds’ website at www.membersfunds.com. For more information about Madison Mosaic Funds, visit www.mosaicfunds.com. A summary of the transactions with each affiliated underlying fund during the year ended December 31, 2009 follows:

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Loss	Distributions Received2
Conservative Allocation Fund
Madison Mosaic Institutional Bond Fund	–	555,505	–	555,505	$ 5,932,791	$ –	$ 15,894
MEMBERS Bond Fund Class Y	3,534,383	977,983	108,904	4,403,462	44,034,615	(8,359)	1,261,668
MEMBERS High Income Fund Class Y	2,112,869	1,461,072	84,374	3,489,567	23,554,581	(96,072)	1,505,982
MEMBERS International Stock Fund Class Y	1,309,422	337,176	566,754	1,079,844	10,906,428	(1,804,802)	286,495
MEMBERS Equity Income Fund Class Y1	–	20,371	3,085	17,286	174,763	(223)	–
MEMBERS Large Cap Growth Fund Class Y	966,640	384,037	237,915	1,112,762	15,957,010	(654,249)	84,383
MEMBERS Large Cap Growth Fund Class Y	738,536	626,810	53,527	1,311,819	14,705,492	(368,560)	221,866
Totals					$115,265,680	$(2,932,265)	$3,376,288

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Loss	Distributions Received2
Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	–	555,505	–	555,505	$ 5,932,791	$ –	$ 15,894
MEMBERS Bond Fund Class Y	4,203,715	819,390	112,431	4,910,674	49,106,740	(13,093)	1,438,282
MEMBERS High Income Fund Class Y	3,744,129	990,823	111,882	4,623,070	31,205,723	(159,418)	2,137,598
MEMBERS International Stock Fund Class Y	4,532,060	772,169	2,292,019	3,012,210	30,423,318	(7,885,918)	799,173
Madison Mosaic Disciplined Equity Fund	–	1,479,289	–	1,479,289	17,248,509	–	19,783
MEMBERS Equity Income Fund Class Y1	–	1,306,419	4,509	1,301,910	13,162,306	(31)	–
MEMBERS Large Cap Growth Fund Class Y	2,616,124	595,829	794,224	2,417,729	34,670,238	(2,253,959)	183,342
MEMBERS Large Cap Value Fund Class Y	2,135,409	891,756	126,873	2,900,292	32,512,278	(854,454)	490,523
MEMBERS Mid Cap Growth Fund Class Y1	1,698,065	285,452	58,128	1,925,389	10,397,098	(188,837)	–
MEMBERS Small Cap Growth Fund Class Y1	1,063,762	157,264	1,221,026	-	-	(3,460,814)	–
MEMBERS Small Cap Value Fund Class Y	958,708	1,011,313	566,396	1,403,625	12,379,975	(1,156,095)	35,885
Totals					$237,038,976	$(15,972,619)	$5,120,480
1 Non-income producing.
2 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Gain (Loss)	Distributions Received2
Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	261,024	109,552	17,843	352,733	$ 3,527,333	$ (244)	$ 98,041
MEMBERS High Income Fund Class Y	646,053	385,672	40,076	991,649	6,693,628	3,209	426,590
MEMBERS International Stock Fund Class Y	1,749,982	439,268	697,522	1,491,728	15,066,457	(3,092,415)	395,772
Madison Mosaic Disciplined Equity Fund	–	976,979	–	976,979	11,391,574	–	13,066
MEMBERS Equity Income Fund Class Y1	–	432,284	4,888	427,396	4,320,977	(26)	–
MEMBERS Large Cap Growth Fund Class Y	993,435	390,030	412,993	970,472	13,916,572	(990,301)	73,593
MEMBERS Large Cap Value Fund Class Y	653,959	637,771	108,874	1,182,856	13,259,820	(603,949)	200,055
MEMBERS Mid Cap Growth Fund Class Y1	1,114,917	276,776	47,444	1,344,249	7,258,943	(138,597)	–
MEMBERS Small Cap Growth Fund Class Y1	552,772	141,909	694,681	-	-	(1,625,435)	–
MEMBERS Small Cap Value Fund Class Y	555,395	625,922	410,526	770,791	6,798,381	(671,048)	19,706
Totals					$82,233,685	$(7,118,806)	$1,226,823

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Loss	Distributions Received2
Target Retirement 2020 Fund
MEMBERS Bond Fund Class Y	58,219	61,244	8,050	111,413	$ 1,114,129	$ (468)	$ 25,029
MEMBERS High Income Fund Class Y	143,471	126,529	16,838	253,162	1,708,841	(10,161)	102,634
MEMBERS International Stock Fund Class Y	98,160	78,597	11,016	165,741	1,673,984	(10,192)	43,973
MEMBERS Equity Income Fund Class Y1	–	70,224	1,708	68,516	692,698	(39)	-
MEMBERS Large Cap Growth Fund Class Y	98,175	77,569	13,616	162,128	2,324,915	(50,569)	12,295
MEMBERS Large Cap Value Fund Class Y	69,828	79,712	13,892	135,648	1,520,616	(64,110)	22,942
MEMBERS Small Cap Value Fund Class Y	44,142	31,710	3,589	72,263	637,359	(3,874)	1,847
Totals					$9,672,542	$(139,413)	$208,720

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Loss	Distributions Received2
Target Retirement 2030 Fund
MEMBERS Bond Fund Class Y	25,786	50,428	2,399	73,815	$ 738,151	$ (173)	$ 16,288
MEMBERS High Income Fund Class Y	102,867	130,799	6,383	227,283	1,534,157	(4,396)	90,490
MEMBERS International Stock Fund Class Y	105,380	100,162	5,657	199,885	2,018,841	(3,794)	53,032
MEMBERS Equity Income Fund Class Y1	–	69,957	435	69,522	702,870	(18)	-
MEMBERS Large Cap Growth Fund Class Y	90,852	78,053	5,474	163,431	2,343,599	(22,007)	12,393
MEMBERS Large Cap Value Fund Class Y	64,790	75,199	5,103	134,886	1,512,071	(25,227)	22,813
MEMBERS Small Cap Value Fund Class Y	47,441	37,732	2,116	83,057	732,561	(1,279)	2,124
Totals					$9,582,250	$(56,894)	$197,140
1 Non-income producing.
2 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Value at 12/31/2009	Realized Loss	Distributions Received2
Target Retirement 2040 Fund
MEMBERS Bond Fund Class Y	27,282	36,303	1,471	62,114	$ 621,135	$ (118)	$ 13,346
MEMBERS High Income Fund Class Y	–	175,203	-	175,203	1,182,622	-	9,240
MEMBERS International Stock Fund Class Y	91,980	91,796	4,368	179,408	1,812,018	(3,821)	47,599
MEMBERS Equity Income Fund Class Y1	–	58,979	33	58,946	595,948	-	-
MEMBERS Large Cap Growth Fund Class Y	72,598	70,432	3,361	139,669	2,002,855	(14,956)	10,591
MEMBERS Large Cap Value Fund Class Y	51,685	71,939	2,814	120,810	1,354,284	(15,246)	20,433
MEMBERS Small Cap Value Fund Class Y	42,548	39,769	2,046	80,271	707,986	(1,608)	2,052
Totals					$8,276,848	$(35,749)	$103,261
1 Non-income producing.
2 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

11. Subsequent Events

On February 4, 2010, based on the recommendation of Madison, the Trust’s board of trustees approved the following fund mergers:

•the merger of the Global Securities Fund (merging fund) with and into the International Stock Fund (legal acquiring fund);

•the merger of the Mid Cap Growth Fund (merging fund) with and into the Mid Cap Value Fund (legal acquiring fund); and

•the merger of the Small Cap Growth Fund(merging fund) with and into the Small Cap Value Fund (legal acquiring fund).

For accounting purposes, the acquiring funds are anticipated to be the International Stock Fund, the Mid Cap Growth Fund, and the Small Cap Value Fund, respectively.

Subject to a number of conditions, including shareholder approval at a joint special meeting of the Global Securities, Mid Cap Growth and Small Cap Growth Funds (collectively, the "Funds") scheduled April 21, 2010, the mergers are expected to be effective on or about May 3, 2010 and will be effected at the relative net asset values of the funds as of the close of business on April 30, 2010.  Shares of each class of the merging fund will, in effect, be converted into shares of the same class of the legal acquiring fund with the same aggregate net asset value. The mergers are expected to be tax-free to shareholders of the merging funds. Upon completion of the mergers, the Mid Cap Value Fund will change its name to the "Mid Cap Fund" and the Small Cap Value Fund will change its name to the "Small Cap Fund."  The International Stock Fund will retain its name following the completion of the mergers.

Management has evaluated the impact of all subsequent events on the Funds’ financial statements through February 19, 2010, the date the financial statements were issued and has determined that there were no subsequent events, other than as described above, requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of Ultra Series Fund comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Funds") as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/    DELOITTE & TOUCHE LLP

Chicago, Illinois

February 19, 2010

Other Information

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; distribution and/or service (12b-1) fees; and certain other fund expenses. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2009. Expenses paid during the period in the table below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II1
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,109.60	0.31%	$1.65	$1,108.20	0.56%	$2.98
Moderate Allocation	1,000	1,139.60	0.31%	1.67	1,138.20	0.56%	3.02
Aggressive Allocation	1,000	1,187.50	0.31%	1.71	1,186.00	0.56%	3.09
Money Market	1,000	1,000.00	0.03%	0.15	1,000.80	0.10%	0.50
Bond	1,000	1,037.40	0.56%	2.88	1,036.10	0.81%	4.16
High Income	1,000	1,146.80	0.76%	4.11	1,145.40	1.01%	5.46
Diversified Income	1,000	1,108.70	0.72%	3.83	1,107.30	0.97%	5.15
Large Cap Value	1,000	1,209.00	0.62%	3.45	1,207.50	0.87%	4.84
Large Cap Growth	1,000	1,202.50	0.82%	4.55	1,201.10	1.07%	5.94
Mid Cap Value	1,000	1,213.00	1.02%	5.69	1,211.50	1.28%	7.13
Mid Cap Growth	1,000	1,215.30	0.87%	4.86	1,213.80	1.12%	6.25
Small Cap Value	1,000	1,284.00	1.11%	6.39	1,282.50	1.36%	7.82
Small Cap Growth	1,000	1,167.60	1.12%	6.12	1,166.20	1.36%	7.43
Global Securities	1,000	1,232.70	0.97%	5.46	1,231.10	1.22%	6.86
International Stock	1,000	1,204.30	1.23%	6.83	1,202.80	1.48%	8.22
Target Retirement 2020	1,000	1,181.30	0.29%	1.59
Target Retirement 2030	1,000	1,194.50	0.29%	1.60
Target Retirement 2040	1,000	1,202.70	0.29%	1.61
1 Commenced investment operations May 1, 2009.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The Other

Other Information

Information, hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Ultra Series Fund and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II1
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,023.64	0.31%	$1.58	$1,022.38	0.56%	$2.85
Moderate Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Aggressive Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Money Market	1,000	1,025.05	0.03%	0.15	1,024.70	0.10%	0.51
Bond	1,000	1,022.38	0.56%	2.85	1,021.12	0.81%	4.13
High Income	1,000	1,021.37	0.76%	3.87	1,020.11	1.01%	5.14
Diversified Income	1,000	1,021.58	0.72%	3.67	1,020.32	0.97%	4.94
Large Cap Value	1,000	1,022.08	0.62%	3.16	1,020.82	1.07%	5.45
Large Cap Growth	1,000	1,021.07	0.82%	4.18	1,019.81	1.06%	1.82
Mid Cap Value	1,000	1,020.06	1.02%	5.19	1,018.75	1.28%	6.51
Mid Cap Growth	1,000	1,020.82	0.87%	4.43	1,019.56	1.12%	5.70
Small Cap Value	1,000	1,019.61	1.11%	5.65	1,018.35	1.36%	6.92
Small Cap Growth	1,000	1,019.56	1.12%	5.70	1,018.35	1.36%	6.92
Global Securities	1,000	1,020.32	0.97%	4.94	1,019.06	1.22%	6.21
International Stock	1,000	1,019.00	1.23%	6.26	1,017.74	1.48%	7.53
Target Retirement 2020	1,000	1,023.74	0.29%	1.48
Target Retirement 2030	1,000	1,023.74	0.29%	1.48
Target Retirement 2040	1,000	1,023.74	0.29%	1.48
1 Commenced investment operations May 1, 2009.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov or by calling 1-800-670-3600. The proxy voting records for the

Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

Ultra Series Fund’s Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank11960	Trustee and President, 2009 - Present
Madison Investment Advisors, Inc. ("MIA") (affiliated investment advisory firm of Madison), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("Madison"), Director and Vice President, 2004 - Present; Madison Mosaic, LLC (affiliated investment advisory firm of Madison), President, 1996 - Present ; Madison Mosaic Funds (13) (mutual funds), President, 1996 - Present ; Madison Strategic Sector Premium Fund (closed end fund) ("MSP"), President, 2005 - Present ;Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) (mutual fund), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 1996 - Present; MSP, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present
Frank E. Burgess1942	Vice President, 2009 - Present
MIA, Founder, President and Director, 1973 - Present ; Madison, President and Director, 2004 - Present; Madison Mosaic Funds (13), Vice President, 1996 - Present; MSP, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Jay R. Sekelsky1959	Vice President, 2009 - Present
MIA, Managing Director and Vice President, 1990 - Present; Madison, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 -
Present; Madison Mosaic Funds (13), Vice President, 1996 - Present; MSP, Vice President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Paul Lefurgey1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison, Portfolio Manager, 2009 - Present; Madison Mosaic Funds (13), Vice President, 2009 - Present; MSP, Vice President, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President, 2003 - 2005; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Greg D. Hoppe1969	Treasurer, 2009 - Present
MIA and Madison Mosaic, LLC, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present ; Madison Mosaic Funds (13), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; MSP, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009 ; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13), Treasurer, 2009 - Present
N/A
Holly S. Baggot1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present; Treasurer, 2008 - 2009
Madison, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; Madison Mosaic Funds (13), Secretary and Assistant Treasurer, 2009 - Present; MSP, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13), Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007 and 2009 - Present
N/A

1 "Interested person" as defined in the  Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIA, Madison, Madison Scottsdale, LC (an affiliated investment advisory firm of Madison) and Madison Mosaic, LLC, Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009 ; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of Madison), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009; MSP, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009; MEMBERS Mutual Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, Madison, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; MSP, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009 ; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Ultra Series Fund’s Trustees and Officers

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake1944	Trustee, 2009 - Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	46
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Madison Mosaic Funds (13), 1996 - Present; MSP, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

James R Imhoff, Jr.1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	46
Park Bank, 1978 - Present; Madison Mosaic Funds (13), 1996 - Present; MSP, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

Steven P. Riege1954	Trustee, 2005 - Present	The Rgroup (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	32	MEMBERS Mutual Funds (13), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	32	Park Nicolet Health Services, 2001 - Present; Micro Component Technology, Inc., 2008 - Present ; MEMBERS Mutual Funds (13), 2004 - Present
Lorence D. Wheeler1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	46
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present ; Madison Mosaic Funds (13), 1996 - Present; MSP, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of December 31, 2009, the fund complex consists of the Trust with 19 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 46 separate portfolios in the fund complex.  Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number 811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was amended and restated effective July 1, 2009 coinciding with the effectiveness of the Trust's investment advisory agreement with Madison Asset Management, LLC (the "Adviser").  The provisions and restrictions of the code are not materially different than the code adopted by the Trust prior to that date.  Rather, the revisions were made to reflect the identities and affiliations of the Adviser and is identical to the corresponding code of ethics adopted by other investment companies affiliated with the Adviser.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

James R. Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively were $246,000 ($480,000 including the MEMBERS Mutual Funds, an affiliated registered investment company ("MMF")) and $238,000 ($466,000 including MMF).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $47,164 (budgeted) and $42,890 (actual), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, Chief Executive Officer
Date: February 22, 2010

By: (signature)
Greg Hoppe, Chief Financial Officer
Date: February 22, 2010